UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

PIMCO ETF TRUST

Semiannual Report

December 31, 2019

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Financial Highlights		20

Statements of Assets and Liabilities		24

Statements of Operations		26

Statements of Changes in Net Assets		28

Notes to Financial Statements		87

Glossary		109

Approval of Investment Advisory Contract and Other Agreements		110

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	7	32

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	8	33

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	9	34

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	10	35

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	11	36

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	12	43

PIMCO Active Bond Exchange-Traded Fund	13	51

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	14	59

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	15	68

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	16	70

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	79

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	18	83

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO ETF Trust Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the

2	PIMCO ETF TRUST

MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index, returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of

4	PIMCO ETF TRUST

the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	5.69%	21.22%	5.00%	10.29%	8.95%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	5.86%	21.42%	4.99%	10.28%	8.97%
The ICE BofAML Long U.S. Treasury Principal STRIPS IndexSM±	6.15%	22.36%	5.33%	10.49%	9.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»

Yields in the 25+ year segment of the U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) (zero-coupon) curve fell, positively impacting the return of both the Fund and the underlying index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	7

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	1.32%	4.84%	1.62%	1.52%	1.78%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	1.38%	4.89%	1.64%	1.51%	1.78%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	1.42%	5.08%	1.84%	1.74%	2.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 1-5 Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

8	PIMCO ETF TRUST

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	5.01%	17.29%	3.51%	5.66%	5.82%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.96%	17.43%	3.44%	5.66%	5.82%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury IndexSM±	5.14%	17.72%	3.75%	5.89%	6.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	2.07%	8.47%	2.46%	3.27%	3.49%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	2.36%	8.59%	2.49%	3.29%	3.52%
The ICE BofAML U.S. Inflation-Linked Treasury IndexSM±	2.20%	8.77%	2.67%	3.48%	3.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

10	PIMCO ETF TRUST

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	78.3%

Short-Term Instruments	21.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	2.00%	9.89%	4.77%	5.18%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	2.21%	10.21%	4.87%	5.18%
ICE BofAML 0-5 Year US High Yield Constrained Index±	2.38%	9.90%	5.31%	5.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to performance, as the Fund’s energy sector positions outperformed the broader sector.

»	Security selection in the consumer non-cyclical sector contributed to performance, as the Fund’s consumer non-cyclical positions outperformed the broader sector.

»	Security selection in the media, entertainment & publish sector contributed to performance, as the Fund’s media, entertainment & publish positions outperformed the broader sector.

»	Security selection in the gaming & lodging sector detracted from performance, as the Fund’s gaming & lodging positions underperformed the broader sector.

»	Security selection in the retail sector detracted from performance, as the Fund’s retail positions underperformed the broader sector.

»	Security selection in the finance & insurance sector detracted from performance, as the Fund’s finance & insurance positions underperformed the broader sector.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Industrials	46.5%

Banking & Finance	39.6%

Utilities	12.7%

Short-Term Instruments	1.0%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	4.23%	14.45%	4.59%	4.84%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	4.40%	14.92%	4.65%	4.87%
ICE BofAML US Corporate IndexSM±	4.25%	14.23%	4.60%	4.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had positive performance over the period as the index had positive performance over period.

12	PIMCO ETF TRUST

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	43.3%

Corporate Bonds & Notes	28.3%

Asset-Backed Securities	10.8%

U.S. Treasury Obligations	7.2%

Non-Agency Mortgage-Backed Securities	5.1%

Municipal Bonds & Notes	1.9%

Preferred Securities	1.2%

Short-Term Instruments	0.8%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	2.22%	8.69%	3.45%	4.37%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	2.27%	8.64%	3.50%	4.37%
Bloomberg Barclays U.S. Aggregate Index±	2.45%	8.72%	3.05%	2.85%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.73%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Agency mortgage-backed securities (“MBS”) — along with the associated carry — contributed to relative performance as spreads tightened over the reporting period.

»	Overweight exposure to financial credits contributed to relative performance as spreads tightened.

»	Positions in non-Agency MBS and other securitized instruments contributed to relative performance as total returns in these securities were positive over the reporting period.

»	Select holdings of taxable municipal bonds contributed to relative performance over the reporting period as spreads tightened.

»	Underweight exposure to U.S. duration detracted from relative performance as rates decreased.

»	Modest exposure to the Argentinian peso detracted from relative performance as the currency depreciated against the U.S. dollar in August.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	57.0%

U.S. Government Agencies	15.3%

U.S. Treasury Obligations	10.7%

Asset-Backed Securities	8.5%

Non-Agency Mortgage-Backed Securities	7.1%

Short-Term Instruments	0.7%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	1.61%	4.35%	2.54%	2.45%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	1.59%	4.18%	2.54%	2.45%
ICE BofAML 1-3 Year U.S. Treasury Index±	1.09%	3.55%	1.39%	1.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.86%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance as investment grade corporate credit spreads decreased over the second half of 2019.

»	Holdings of Agency mortgage-backed securities contributed to performance as Agency spreads narrowed over the second half of 2019.

»	Holdings of select securitized credit contributed to performance as securitized spreads decreased over the second half of 2019.

»	Overweight exposure to intermediate-term U.S. duration detracted from performance as U.S. Treasury yields increased over the fourth quarter.

»	A long Japanese yen bias versus the U.S. dollar detracted from performance as the U.S. dollar appreciated against the yen in the latter half of 2019.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

A line graph is not included since the Fund has less than six months of performance.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	56.7%

Short-Term Instruments	18.5%

U.S. Government Agencies	15.3%

Asset-Backed Securities	9.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2019

Fund Inception (12/10/2019)*
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	0.23%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	0.09%
FTSE 3-Month Treasury Bill Index±	0.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance as investment grade corporate credit spreads decreased over the second half of 2019.

»	Holdings of Agency mortgage-backed securities contributed to performance as Agency spreads decreased over the second half of 2019.

»	There were no notable detractors.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	58.8%

Asset-Backed Securities	13.0%

U.S. Treasury Obligations	8.5%

U.S. Government Agencies	8.4%

Short-Term Instruments	6.4%

Non-Agency Mortgage-Backed Securities	3.1%

Sovereign Issues	1.5%

Municipal Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	1.32%	3.31%	1.88%	1.53%	1.51%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	1.36%	3.32%	1.88%	1.52%	1.51%
FTSE 3-Month Treasury Bill Index±	1.03%	2.25%	1.05%	0.56%	0.55%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.36%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance as investment grade corporate credit spreads decreased over the second half of 2019.

»	Overweight exposure to U.S. duration contributed to performance as U.S. Treasury yields decreased over the second half of 2019.

»	Holdings of select securitized credit contributed to performance as securitized credit spreads decreased over the second half of 2019.

»	There were no notable detractors.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.1%

Ad Valorem Property Tax	12.2%

Electric Power & Light Revenue	9.1%

Highway Revenue Tolls	7.3%

Tobacco Settlement Funded	6.7%

Natural Gas Revenue	6.4%

Port, Airport & Marina Revenue	4.9%

Water Revenue	4.5%

Income Tax Revenue	3.1%

Appropriations	2.9%

College & University Revenue	2.8%

Lease (Appropriation)	2.7%

Sales Tax Revenue	2.1%

Industrial Revenue	2.0%

Nuclear Revenue	1.9%

Transit Revenue	1.8%

Fuel Sales Tax Revenue	1.4%

Hotel Occupancy Tax	1.4%

Sewer Revenue	1.3%

Miscellaneous Revenue	1.3%

Miscellaneous Taxes	1.2%

Government Fund/Grant Revenue	1.1%

Other	2.7%

Short-Term Instruments	6.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.96%	7.03%	2.98%	3.40%	3.33%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.95%	7.11%	3.00%	3.41%	3.35%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	1.95%	6.44%	3.01%	3.66%	3.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the industrial revenue sector outperformed the general municipal market.

»	Select exposure to the electric utility sector contributed to performance, as the portfolio’s exposure to the sector outperformed the general municipal market.

»	Overweight exposure to the tobacco sector contributed to performance, as the tobacco sector outperformed the general municipal market.

»	The Fund’s duration exposure contributed to performance, as municipal yields decreased across the yield curve.

»	Underweight exposure to the lease-backed sector detracted from performance, as the lease-backed sector outperformed the general municipal market.

»	Underweight exposure to the education sector detracted from performance, as the education sector outperformed the general municipal market.

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	21.6%

Electric Power & Light Revenue	13.8%

Ad Valorem Property Tax	10.2%

Highway Revenue Tolls	5.8%

Natural Gas Revenue	5.5%

Industrial Revenue	5.4%

College & University Revenue	3.5%

Miscellaneous Revenue	3.5%

Tobacco Settlement Funded	2.9%

Port, Airport & Marina Revenue	2.8%

Transit Revenue	2.6%

Miscellaneous Taxes	2.3%

Income Tax Revenue	2.2%

Local or Guaranteed Housing	1.9%

Water Revenue	1.8%

Resource Recovery Revenue	1.7%

Sales Tax Revenue	1.6%

Sewer Revenue	1.5%

Fuel Sales Tax Revenue	1.0%

Other	1.4%

Short-Term Instruments	7.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.10%	3.43%	1.48%	1.26%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.14%	3.52%	1.54%	1.27%
Bloomberg Barclays 1-Year Municipal Bond Index±	0.87%	2.46%	1.20%	1.09%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the revenue bond segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the industrial revenue sector outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the general municipal market.

»	The Fund’s duration positioning detracted from performance, as front end municipal yields decreased over the period.

»	Select exposure to pre-refunded debt detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the lease-backed sector outperformed the general municipal market.

18	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5 return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,056.90	$0.78	$1,000.00	$1,024.52	$0.77	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,013.20	1.02	1,000.00	1,024.26	1.02	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,050.10	1.04	1,000.00	1,024.26	1.02	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,020.70	1.02	1,000.00	1,024.26	1.02	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,019.90	2.91	1,000.00	1,022.39	2.91	0.57
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,042.30	1.03	1,000.00	1,024.26	1.02	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,022.20	2.86	1,000.00	1,022.44	2.86	0.56
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,016.10	2.50	1,000.00	1,022.80	2.51	0.49
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(a)	1,000.00	1,002.30	0.15	1,000.00	1,000.00	0.00	0.25
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,013.20	1.88	1,000.00	1,023.40	1.89	0.37
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,019.60	1.79	1,000.00	1,023.50	1.79	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,011.00	1.78	1,000.00	1,023.50	1.79	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/10/19 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 22/366 (to reflect the period since inception date of 12/10/19). Hypothetical expenses reflect an amount as if the Portfolio had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$128.17	$1.56	$5.76	$7.32	$(2.23)	$0.00	$0.00	$(2.23)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)

06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$52.62	$0.39	$0.30	$0.69	$(0.92)	$0.00	$0.00	$(0.92)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)

06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$69.61	$0.65	$2.84	$3.49	$(1.25)	$0.00	$0.00	$(1.25)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)

06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$59.46	$0.42	$0.81	$1.23	$(0.99)	$0.00	$0.00	$(0.99)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)

06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$100.71	$2.19	$(0.23)	$1.96	$(2.90)	$0.00	$0.00	$(2.90)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)

06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$107.27	$1.74	$2.77	$4.51	$(2.08)	$0.00	$0.00	$(2.08)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)

06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)

PIMCO Active Bond Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$107.54	$1.53	$0.85	$2.38	$(2.09)	$0.00	$0.00	$(2.09)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)

06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)

20	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

$133.26	5.69%	$262,526	0.15	%*	0.15	%*	0.15	%*	0.15	%*	2.23	%*	10%

128.17	14.17	265,315	0.15		0.15		0.15		0.15		2.79		21

115.51	1.08	164,028	0.15		0.15		0.15		0.15		2.71		19

117.38	(10.88)	166,683	0.15		0.15		0.15		0.15		2.53		14

135.43	31.09	442,851	0.15		0.15		0.15		0.15		2.67		23

105.39	8.64	96,960	0.16		0.16		0.16		0.16		2.75		18

$52.39	1.32%	$705,702	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.46	%*	10%

52.62	3.17	748,304	0.20		0.20		0.20		0.20		1.89		36

51.76	1.02	826,530	0.20		0.20		0.20		0.20		2.01		32

52.18	0.00	1,136,011	0.20		0.20		0.20		0.20		1.64		38

52.83	1.74	1,065,611	0.20		0.20		0.20		0.20		0.36		41

52.18	(2.27)	1,182,866	0.20		0.20		0.20		0.20		(1.28)		31

$71.85	5.01%	$256,489	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.76	%*	6%

69.61	5.06	178,903	0.20		0.20		0.20		0.20		2.45		6

67.57	5.88	254,745	0.20		0.20		0.20		0.20		3.05		10

65.64	(2.82)	148,992	0.20		0.20		0.20		0.20		2.66		16

69.55	11.25	109,197	0.20		0.20		0.20		0.20		1.59		12

62.95	(2.52)	92,539	0.21		0.21		0.21		0.21		0.31		14

$59.70	2.07%	$52,532	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.38	%*	3%

59.46	4.69	52,327	0.20		0.20		0.20		0.20		1.89		9

57.61	2.07	50,695	0.21		0.21		0.21		0.21		2.18		8

57.61	(0.87)	70,864	0.20		0.20		0.20		0.20		1.88		8

59.09	4.73	90,404	0.20		0.20		0.20		0.20		0.96		10

56.73	(2.02)	92,473	0.21		0.21		0.21		0.21		(0.01)		23

$99.77	1.99%	$1,636,214	0.57	%*	0.57	%*	0.55	%*	0.55	%*	4.35	%*	17%

100.71	5.71	1,460,224	0.56		0.56		0.55		0.55		4.66		27

100.07	3.18	1,666,164	0.56		0.56		0.55		0.55		4.41		42

101.62	10.88	1,824,151	0.55		0.55		0.55		0.55		4.58		43

96.65	1.04	2,044,168	0.55		0.55		0.55		0.55		4.75		34

100.37	(0.82)	2,805,241	0.55		0.55		0.55		0.55		3.92		28

$109.70	4.23%	$634,041	0.20	%*	0.20	%*	0.20	%*	0.20	%*	3.15	%*	8%

107.27	10.65	797,018	0.20		0.20		0.20		0.20		3.41		27

100.41	(1.12)	756,084	0.20		0.20		0.20		0.20		3.20		10

104.90	2.19	737,459	0.20		0.20		0.20		0.20		2.97		7

105.72	8.14	447,211	0.20		0.20		0.20		0.20		3.05		13

100.50	0.74	244,203	0.20		0.20		0.20		0.20		3.04		12

$107.83	2.22%	$2,925,308	0.56	%*	0.56	%*	0.55	%*	0.55	%*	2.79	%*	30%

107.54	7.99	2,422,925	0.73		0.73		0.55		0.55		3.42		155

103.19	0.41	2,072,132	0.76		0.76		0.55		0.55		3.03		142

106.07	2.00	2,039,657	0.61		0.61		0.55		0.55		2.70		569

107.31	4.25	2,594,821	0.56		0.58		0.55		0.57		2.92		475

106.69	3.01	2,489,072	0.57		0.63		0.55		0.61		2.60		180

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$100.15	$1.43	$0.17	$1.60	$(1.99)	$0.00	$0.00	$(1.99)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)

06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

12/10/2019 - 12/31/2019+	$100.00	$0.12	$0.11	$0.23	$(0.13)	$0.00	$0.00	$(0.13)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$101.75	$1.26	$0.07	$1.33	$(1.51)	$0.00	$0.00	$(1.51)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)

06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$54.77	$0.65	$0.42	$1.07	$(0.75)	$0.00	$0.00	$(0.75)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)

06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2019 - 12/31/2019+	$50.53	$0.44	$0.12	$0.56	$(0.51)	$0.00	$0.00	$(0.51)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)

06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance report elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(e)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

$99.76	1.61%	$442,936	0.49	%*	0.56	%*	0.39	%*	0.46	%*	2.82	%*	262%

100.15	3.66	352,514	0.79		0.86		0.39		0.46		2.98		1,613

99.61	1.09	157,382	1.02		1.09		0.39		0.46		2.51		326

101.02	2.54	93,947	0.67	(e)	0.74	(e)	0.47	(e)	0.54	(e)	2.15		651

100.23	1.75	58,134	0.57		0.64		0.55		0.56		1.96		2,288

101.62	2.37	175,808	0.52		0.57		0.50		0.55		1.30		1,591

$100.10	0.23%	$17,017	0.25	%*	0.37	%*	0.24	%*	0.36	%*	2.06	%*	29%

$101.57	1.32%	$13,718,106	0.37	%*	0.37	%*	0.35	%*	0.35	%*	2.44	%*	27%

101.75	2.84	11,939,913	0.36		0.36		0.35		0.35		2.70		72

101.58	1.70	9,410,140	0.42		0.42		0.35		0.35		1.92		86

101.74	2.05	7,195,945	0.35		0.35		0.35		0.35		1.43		82

101.14	1.03	4,647,542	0.36		0.36		0.35		0.35		1.04		208

101.15	0.53	3,536,050	0.36		0.36		0.35		0.35		0.61		193

$55.09	1.96%	$353,138	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.34	%*	6%

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

53.48	(0.69)	259,917	0.35		0.35		0.35		0.35		2.33		30

55.11	6.52	254,045	0.35		0.35		0.35		0.35		2.32		23

52.84	1.45	227,728	0.35		0.35		0.35		0.35		2.09		13

$50.58	1.10%	$119,361	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.71	%*	11%

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

50.25	0.37	65,826	0.35		0.35		0.35		0.35		1.20		80

50.65	1.67	68,881	0.35		0.35		0.35		0.35		0.95		36

50.24	0.37	55,765	0.35		0.35		0.35		0.35		0.76		20

SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$262,563	$707,613	$256,575	$52,444
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	12	44	65	59
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	13,632	0	0	0
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	6,663	0	0	0
Interest and/or dividends receivable	0	994	999	223
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	282,870	708,651	257,639	52,726

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	18,658	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable for unfunded loan commitments	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0
Distributions payable	1,651	2,829	1,107	185
Other liabilites	0	0	0	0
Accrued management fees	35	120	43	9
Total Liabilities	20,344	2,949	1,150	194

Net Assets	$262,526	$705,702	$256,489	$52,532

Net Assets Consist of:

Paid in capital	$269,356	$722,201	$261,530	$53,073
Distributable earnings (accumulated loss)	(6,830)	(16,499)	(5,041)	(541)

Net Assets	$262,526	$705,702	$256,489	$52,532

Shares Issued and Outstanding	1,970	13,470	3,570	880

Net Asset Value Per Share Outstanding(a):	$133.26	$52.39	$71.85	$59.70

Cost of investments in securities	$254,014	$702,868	$248,814	$51,792
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$0	$0	$0	$0
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ form net asset values and peformance reported elsewhere by the Funds.

24	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,776,479	$627,535	$2,961,431	$518,568	$18,470	$13,920,096	$350,897	$118,644
42,535	463	0	0	0	1,153	0	0

6	7	0	176	0	0	0	0
243	0	55	54	0	0	0	0
4,312	0	40	0	94	10	0	0
9,226	1,867	12,216	1,840	0	0	0	0
0	0	280	204	0	0	0	0
95	0	830	0	1,018	3,081	0	0
0	0	90,459	49,856	0	295,758	0	0
0	0	16,174	3,990	0	42,658	0	0
23,151	6,393	17,150	3,279	82	53,481	3,634	905
0	0	0	25	1	0	0	0
1,856,047	636,265	3,098,635	577,992	19,665	14,316,237	354,531	119,549

$0	$0	$0	$2,886	$0	$157,447	$0	$0
0	0	0	0	0	92,045	0	0
0	0	0	0	0	296,481	0	0

73	95	15	0	0	0	0	0
0	0	111	470	13	0	0	0
165,861	0	0	33,393	2,610	0	616	0
0	0	162,372	96,706	0	0	0	0
0	0	1,250	0	0	0	0	0
46,480	463	0	0	0	734	0	0
100	0	411	20	0	0	0	0
0	0	0	0	0	21,330	0	0
6,560	1,560	7,824	1,408	22	25,622	673	153
759	106	1,344	173	3	4,052	104	35
0	0	0	0	0	420	0	0
219,833	2,224	173,327	135,056	2,648	598,131	1,393	188

$1,636,214	$634,041	$2,925,308	$442,936	$17,017	$13,718,106	$353,138	$119,361

$1,801,500	$596,528	$2,907,042	$445,870	$17,000	$13,695,632	$340,267	$118,822
(165,286)	37,513	18,266	(2,934)	17	22,474	12,871	539

$1,636,214	$634,041	$2,925,308	$442,936	$17,017	$13,718,106	$353,138	$119,361

16,400	5,780	27,130	4,440	170	135,060	6,410	2,360

$99.77	$109.70	$107.83	$99.76	$100.10	$101.57	$55.09	$50.58

$1,791,702	$599,999	$2,895,823	$514,717	$18,442	$13,892,877	$333,679	$117,141
$42,535	$463	$0	$0	$0	$1,153	$0	$0
$0	$0	$297	$206	$0	$0	$0	$0
$0	$0	$0	$0	$0	$295,758	$0	$0
$11,374	$26	$488	$(1,935)	$0	$0	$0	$0

$342,759	$5,857	$23,897	$1,274	$0	$572	$597	$716
$45,563	$454	$0	$0	$0	$720	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$3,661	$6,080	$2,265	$421
Securities lending income	0	0	0	0
Total Income	3,661	6,080	2,265	421

Expenses:

Management fees	231	733	231	53
Trustee fees	2	5	1	1
Interest expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	233	738	232	54
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	233	738	232	54

Net Investment Income (Loss)	3,428	5,342	2,033	367

Net Realized Gain (Loss):

Investments in securities	2,084	(541)	(17)	0
In-kind redemptions	11,350	258	2,061	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	13,434	(283)	2,044	0

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,659)	4,369	3,432	709
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(4,659)	4,369	3,432	709

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,203	$9,428	$7,509	$1,076

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.

26	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund(a)	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$37,970	$11,402	$45,651	$6,790	$24	$181,468	$4,578	$1,156
240	1	0	0	0	0	0	0
38,210	11,403	45,651	6,790	24	181,468	4,578	1,156

4,273	680	7,485	941	4	22,558	594	196
10	5	18	3	0	85	2	1
123	3	81	202	0	1,011	0	0
0	0	1	10	0	0	0	0
4,406	688	7,585	1,156	4	23,654	596	197
0	0	0	(146)	(1)	0	0	0
4,406	688	7,585	1,010	3	23,654	596	197

33,804	10,715	38,066	5,780	21	157,814	3,982	959

(9,751)	2,324	473	424	3	5,457	(117)	(8)
1,992	13,152	0	0	0	0	0	0
2,009	1,716	8,062	(4,249)	0	0	0	0
2,281	0	(504)	1,466	0	0	0	0
0	0	0	2	0	0	0	0
0	0	4	(151)	0	0	0	0

(3,469)	17,192	8,035	(2,508)	3	5,457	(117)	(8)

(2,059)	2,992	12,507	1,238	28	4,041	2,341	206
0	0	0	0	0	0	0	0
3,077	(744)	(2,230)	2,560	0	0	0	0
(906)	0	(4)	(662)	(13)	0	0	0
0	0	(13)	0	0	0	0	0

112	2,248	10,260	3,136	15	4,041	2,341	206

$30,447	$30,155	$56,361	$6,408	$39	$167,312	$6,206	$1,157

$0	$0	$0	$0	$0	$1	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,428	$4,820	$5,342	$15,125
Net realized gain (loss)	13,434	(4,304)	(283)	(4,877)
Net change in unrealized appreciation (depreciation)	(4,659)	26,764	4,369	13,921

Net Increase (Decrease) in Net Assets Resulting from Operations	12,203	27,280	9,428	24,169

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(4,732)	(4,651)	(12,734)	(11,921)

Total Distributions(a)	(4,732)	(4,651)	(12,734)	(11,921)

Fund Share Transactions:

Receipts for shares sold	71,467	100,956	7,861	79,717
Cost of shares redeemed	(81,727)	(22,298)	(47,157)	(170,191)
Net increase (decrease) resulting from Fund share transactions	(10,260)	78,658	(39,296)	(90,474)

Total Increase (Decrease) in Net Assets	(2,789)	101,287	(42,602)	(78,226)

Net Assets:

Beginning of period	265,315	164,028	748,304	826,530
End of period	$262,526	$265,315	$705,702	$748,304

Shares of Beneficial Interest:

Shares sold	500	850	150	1,550
Shares redeemed	(600)	(200)	(900)	(3,300)
Net increase (decrease) in shares outstanding	(100)	650	(750)	(1,750)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

$2,033	$4,955	$367	$1,005	$33,804	$72,641	$10,715	$24,075	$38,066	$70,561
2,044	(2,029)	0	(79)	(3,469)	(14,545)	17,192	(9,494)	8,035	16,592
3,432	1,698	709	1,562	112	24,403	2,248	51,681	10,260	77,667

7,509	4,624	1,076	2,488	30,447	82,499	30,155	66,262	56,361	164,820

(3,986)	(4,419)	(871)	(738)	(44,687)	(76,687)	(12,965)	(24,777)	(51,901)	(73,021)

(3,986)	(4,419)	(871)	(738)	(44,687)	(76,687)	(12,965)	(24,777)	(51,901)	(73,021)

99,411	43,461	0	5,629	517,604	2,250,839	43,756	228,373	530,532	511,170
(25,348)	(119,508)	0	(5,747)	(327,374)	(2,462,591)	(223,923)	(228,924)	(32,609)	(252,176)
74,063	(76,047)	0	(118)	190,230	(211,752)	(180,167)	(551)	497,923	258,994

77,586	(75,842)	205	1,632	175,990	(205,940)	(162,977)	40,934	502,383	350,793

178,903	254,745	52,327	50,695	1,460,224	1,666,164	797,018	756,084	2,422,925	2,072,132
$256,489	$178,903	$52,532	$52,327	$1,636,214	$1,460,224	$634,041	$797,018	$2,925,308	$2,422,925

1,350	650	0	100	5,200	22,850	400	2,200	4,900	4,900
(350)	(1,850)	0	(100)	(3,300)	(25,000)	(2,050)	(2,300)	(300)	(2,450)
1,000	(1,200)	0	0	1,900	(2,150)	(1,650)	(100)	4,600	2,450

SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Statements of Changes in Net Assets (Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Inception date through December 31, 2019 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,780	$7,207	$21
Net realized gain (loss)	(2,508)	1,065	3
Net change in unrealized appreciation (depreciation)	3,136	1,084	15

Net Increase (Decrease) in Net Assets Resulting from Operations	6,408	9,356	39

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(8,076)	(7,088)	(22)

Total Distributions(a)	(8,076)	(7,088)	(22)

Fund Share Transactions:

Receipts for shares sold	98,084	192,864	17,000
Cost of shares redeemed	(5,994)	0	0
Net increase (decrease) resulting from Fund share transactions	92,090	192,864	17,000

Total Increase (Decrease) in Net Assets	90,422	195,132	17,017

Net Assets:

Beginning of period	352,514	157,382	0
End of period	$442,936	$352,514	$17,017

Shares of Beneficial Interest:

Shares sold	980	1,940	170
Shares redeemed	(60)	0	0
Net increase (decrease) in shares outstanding	920	1,940	170

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

$157,814	$305,066	$3,982	$7,465	$959	$1,533
5,457	3,414	(117)	318	(8)	(80)
4,041	9,848	2,341	9,995	206	1,174

167,312	318,328	6,206	17,778	1,157	2,627

(188,755)	(297,054)	(4,525)	(7,507)	(1,105)	(1,504)

(188,755)	(297,054)	(4,525)	(7,507)	(1,105)	(1,504)

3,002,375	6,881,703	46,942	74,488	22,804	27,508
(1,202,739)	(4,373,204)	0	(55,553)	0	0
1,799,636	2,508,499	46,942	18,935	22,804	27,508

1,778,193	2,529,773	48,623	29,206	22,856	28,631

11,939,913	9,410,140	304,515	275,309	96,505	67,874
$13,718,106	$11,939,913	$353,138	$304,515	$119,361	$96,505

29,540	67,830	850	1,400	450	550
(11,830)	(43,120)	0	(1,050)	0	0
17,710	24,710	850	350	450	550

SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury STRIPS (a)
0.000% due 11/15/2044	$648	$360
0.000% due 02/15/2045	25,533	13,885
0.000% due 05/15/2045	25,319	13,685
0.000% due 08/15/2045	25,534	13,723
0.000% due 11/15/2045	25,729	13,759
0.000% due 02/15/2046	25,550	13,572
0.000% due 05/15/2046	25,339	13,378
0.000% due 08/15/2046	25,691	13,489
0.000% due 11/15/2046	25,396	13,266
0.000% due 02/15/2047	25,590	13,322
0.000% due 05/15/2047	25,650	13,243
0.000% due 08/15/2047	25,413	13,026
0.000% due 11/15/2047	25,532	13,000
0.000% due 02/15/2048	25,661	12,990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2048	$25,505	$12,845
0.000% due 08/15/2048	25,572	12,799
0.000% due 11/15/2048	25,392	12,670
0.000% due 02/15/2049	25,689	12,713
0.000% due 05/15/2049	25,316	12,449
0.000% due 08/15/2049	25,404	12,452
0.000% due 11/15/2049	24,500	11,937

Total U.S. Treasury Obligations (Cost $254,014)		262,563

Total Investments in Securities (Cost $254,014)		262,563

Total Investments 100.0% (Cost $254,014)		$262,563

Other Assets and Liabilities, net 0.0%		(37)

Net Assets 100.0%		$262,526

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$262,563	$0	$262,563

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

32	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

U.S. TREASURY OBLIGATIONS 100.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021	$56,620	$56,506
0.125% due 01/15/2022	56,663	56,637
0.125% due 04/15/2022	66,121	66,029
0.125% due 07/15/2022	56,032	56,272
0.125% due 01/15/2023	64,676	64,677
0.125% due 07/15/2024	56,862	57,210
0.125% due 10/15/2024	11,721	11,790
0.375% due 07/15/2023	64,437	65,335
0.500% due 04/15/2024	44,988	45,723
0.625% due 07/15/2021	62,634	63,340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 04/15/2023	$60,713	$61,659
0.625% due 01/15/2024	55,857	57,048
1.125% due 01/15/2021	44,969	45,387

Total U.S. Treasury Obligations (Cost $702,868)		707,613

Total Investments in Securities (Cost $702,868)		707,613

Total Investments 100.3% (Cost $702,868)		$707,613

Other Assets and Liabilities, net (0.3)%		(1,911)

Net Assets 100.0%		$705,702

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$707,613	$0	$707,613

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$26,563	$26,885
0.750% due 02/15/2042	25,952	26,975
0.750% due 02/15/2045	25,869	26,850
0.875% due 02/15/2047	20,519	22,008
1.000% due 02/15/2046	21,858	24,058
1.000% due 02/15/2048	19,533	21,634
1.000% due 02/15/2049	17,072	18,988
1.375% due 02/15/2044	25,322	29,885
2.125% due 02/15/2040	16,074	21,022
2.125% due 02/15/2041	29,037	38,270

Total U.S. Treasury Obligations (Cost $248,814)		256,575

Total Investments in Securities (Cost $248,814)		256,575

Total Investments 100.0% (Cost $248,814)		$256,575

Other Assets and Liabilities, net 0.0%		(86)

Net Assets 100.0%		$256,489

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$256,575	$0	$256,575

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,752	$3,750
0.125% due 07/15/2022	2,934	2,947
0.125% due 01/15/2023	2,739	2,739
0.125% due 07/15/2026	1,256	1,260
0.250% due 07/15/2029	1,006	1,016
0.375% due 07/15/2025	3,160	3,225
0.375% due 01/15/2027	2,540	2,579
0.500% due 01/15/2028	417	428
0.625% due 01/15/2024	4,555	4,652
0.750% due 07/15/2028	909	957
0.750% due 02/15/2042	2,593	2,696
0.750% due 02/15/2045	355	369
0.875% due 02/15/2047	709	760
1.000% due 02/15/2046	1,100	1,211
1.000% due 02/15/2048	712	788
1.000% due 02/15/2049	629	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2021	$3,422	$3,454
1.375% due 02/15/2044	1,300	1,534
1.750% due 01/15/2028	3,518	3,953
2.000% due 01/15/2026	3,061	3,404
2.125% due 02/15/2040	656	858
2.375% due 01/15/2025	3,376	3,764
2.500% due 01/15/2029	2,959	3,568
3.375% due 04/15/2032	1,334	1,832

Total U.S. Treasury Obligations (Cost $51,792)		52,444

Total Investments in Securities (Cost $51,792)		52,444

Total Investments 99.8% (Cost $51,792)		$52,444

Other Assets and Liabilities, net 0.2%		88

Net Assets 100.0%		$52,532

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$52,444	$0	$52,444

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~	$4,500	$4,548

Total Loan Participations and Assignments (Cost $4,893)		4,548

CORPORATE BONDS & NOTES 87.1%

BANKING & FINANCE 13.1%

Ally Financial, Inc.
3.875% due 05/21/2024	4,430	4,650
4.125% due 03/30/2020	3,093	3,108
4.125% due 02/13/2022	5,603	5,795
4.250% due 04/15/2021	6,127	6,276
8.000% due 03/15/2020	4,419	4,460

Ardonagh Midco PLC
8.625% due 07/15/2023 (e)	3,913	3,892

CBL & Associates LP
5.250% due 12/01/2023 (e)	2,304	1,620

CIT Group, Inc.
4.750% due 02/16/2024	4,541	4,853
5.000% due 08/15/2022	9,970	10,593
5.000% due 08/01/2023	5,062	5,465

CoreCivic, Inc.
5.000% due 10/15/2022	4,497	4,532

Equinix, Inc.
5.375% due 01/01/2022	5,449	5,522

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	8,966	9,363

Freedom Mortgage Corp.
8.250% due 04/15/2025	7,362	7,235
10.750% due 04/01/2024	1,808	1,873

Genworth Holdings, Inc.
4.900% due 08/15/2023	2,515	2,497
7.625% due 09/24/2021 (e)	856	904

Geo Group, Inc.
5.125% due 04/01/2023	2,540	2,388

GLP Capital LP
4.375% due 04/15/2021	300	307

HAT Holdings LLC
5.250% due 07/15/2024	4,873	5,133

Icahn Enterprises LP
4.750% due 09/15/2024	2,157	2,219

Intesa Sanpaolo SpA
5.017% due 06/26/2024	3,016	3,169

Iron Mountain, Inc.
4.375% due 06/01/2021	2,979	3,016

iStar, Inc.
5.250% due 09/15/2022	4,923	5,066
6.000% due 04/01/2022	4,695	4,837

KCA Deutag UK Finance PLC
7.250% due 05/15/2021 (e)	1,686	1,151
9.875% due 04/01/2022	926	632

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10,277	10,559

LoanCore Capital Markets LLC
6.875% due 06/01/2020	1,928	1,929

MGIC Investment Corp.
5.750% due 08/15/2023	2,415	2,676

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024	6,929	7,567

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	8,519	9,035

Navient Corp.
5.000% due 10/26/2020	2,174	2,208
5.500% due 01/25/2023	3,703	3,962
6.500% due 06/15/2022	2,389	2,595
6.625% due 07/26/2021	2,714	2,876
7.250% due 01/25/2022	435	473
8.000% due 03/25/2020	654	662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	$16,754	$17,897

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(c)	395	568

SBA Communications Corp.
4.000% due 10/01/2022	9,657	9,862

Springleaf Finance Corp.
5.625% due 03/15/2023	2,063	2,228
6.125% due 05/15/2022	6,419	6,908
6.125% due 03/15/2024	3,079	3,379
7.750% due 10/01/2021	5,208	5,667
8.250% due 12/15/2020	3,451	3,629

Starwood Property Trust, Inc.
5.000% due 12/15/2021	5,099	5,302

Stearns Holdings LLC
5.000% due 11/05/2024	77	51

Voya Financial, Inc.
5.650% due 05/15/2053 •	300	319

Voyager Aviation Holdings LLC
8.500% due 08/15/2021	1,674	1,720

Washington Prime Group LP
6.450% due 08/15/2024	2,339	2,163

		214,791

INDUSTRIALS 66.2%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 (e)	6,033	2,792

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	7,888	8,033

Actuant Corp.
5.625% due 06/15/2022	874	885

ADT Security Corp.
3.500% due 07/15/2022	5,054	5,158
6.250% due 10/15/2021	8,411	8,889

Aker BP ASA
4.750% due 06/15/2024	5,624	5,849

Alberta ULC
14.000% due 02/13/2020 ^«(b)	672	7

Aleris International, Inc.
10.750% due 07/15/2023	3,008	3,138

Algeco Global Finance PLC
8.000% due 02/15/2023	5,971	5,829

Allegheny Technologies, Inc.
7.875% due 08/15/2023	2,097	2,355

Altice Financing S.A.
6.625% due 02/15/2023	10,517	10,723

American Airlines Group, Inc.
5.000% due 06/01/2022	3,711	3,887

Anixter, Inc.
5.125% due 10/01/2021	7,082	7,371

Antero Resources Corp.
5.125% due 12/01/2022	1,030	921
5.375% due 11/01/2021	6,076	5,797
5.625% due 06/01/2023	3,494	2,813

APX Group, Inc.
8.750% due 12/01/2020	2,271	2,274

Arconic, Inc.
5.400% due 04/15/2021	7,106	7,328
6.150% due 08/15/2020	6,020	6,157

Ardagh Packaging Finance PLC
4.250% due 09/15/2022	4,881	4,952

Ascent Resources Utica Holdings LLC
10.000% due 04/01/2022	8,097	8,074

Ashland LLC
4.750% due 08/15/2022	7,763	8,132

Avon International Operations, Inc.
7.875% due 08/15/2022	250	261

Avon Products, Inc.
7.000% due 03/15/2023	5,220	5,691

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	8,750	8,987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ball Corp.
4.000% due 11/15/2023	$1,189	$1,251
4.375% due 12/15/2020	6,293	6,439

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022	2,518	2,589

Bausch Health Cos., Inc.
5.500% due 03/01/2023	5,031	5,071
5.875% due 05/15/2023	5,174	5,223
6.500% due 03/15/2022	1,963	2,010

Baytex Energy Corp.
5.125% due 06/01/2021	5,110	5,074

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,700	1,755

Bombardier, Inc.
6.125% due 01/15/2023	6,887	7,077
8.750% due 12/01/2021	9,650	10,594

Bruin E&P Partners LLC
8.875% due 08/01/2023	3,956	2,583

Cablevision Systems Corp.
5.875% due 09/15/2022	7,029	7,586

California Resources Corp.
8.000% due 12/15/2022 (e)	2,914	1,260

Carvana Co.
8.875% due 10/01/2023	2,301	2,432

Centene Corp.
4.750% due 05/15/2022	7,215	7,372

CF Industries, Inc.
3.450% due 06/01/2023	3,745	3,863

Chemours Co.
6.625% due 05/15/2023	10,256	10,317

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	6,921	7,990

Chesapeake Energy Corp.
5.750% due 03/15/2023	2,126	1,444
6.625% due 08/15/2020	1,139	1,131

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	9,793	10,866

Clearwater Paper Corp.
4.500% due 02/01/2023	2,532	2,541

CNX Resources Corp.
5.875% due 04/15/2022	4,063	4,076

Cogent Communications Group, Inc.
5.375% due 03/01/2022	3,119	3,268

CommScope, Inc.
5.000% due 06/15/2021	1,424	1,429
5.500% due 03/01/2024	4,240	4,429
5.500% due 06/15/2024	3,065	3,111

Community Health Systems, Inc.
6.250% due 03/31/2023	13,434	13,669
8.125% due 06/30/2024	3,403	2,799
8.625% due 01/15/2024	50	53
9.875% due 06/30/2023 þ	4,023	3,512

Consolidated Communications, Inc.
6.500% due 10/01/2022 (e)	2,177	1,976

Continental Resources, Inc.
4.500% due 04/15/2023	307	321
5.000% due 09/15/2022	320	322

CPG Merger Sub LLC
8.000% due 10/01/2021	6,915	6,952

Crown Americas LLC
4.500% due 01/15/2023	12,019	12,665

CSC Holdings LLC
5.250% due 06/01/2024	4,100	4,426
6.750% due 11/15/2021	13,231	14,270

DAE Funding LLC
4.500% due 08/01/2022	100	102

DaVita, Inc.
5.125% due 07/15/2024	10,999	11,297

DCP Midstream Operating LP
3.875% due 03/15/2023	4,023	4,124
4.950% due 04/01/2022	4,321	4,495
5.350% due 03/15/2020	5,107	5,141
5.850% due 05/21/2043 •	651	608

36	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
5.875% due 06/15/2021	$6,279	$6,385

Dell, Inc.
4.625% due 04/01/2021	4,111	4,236

Denbury Resources, Inc.
7.750% due 02/15/2024	768	682
9.000% due 05/15/2021	6,601	6,401

Diamond Offshore Drilling, Inc.
3.450% due 11/01/2023	1,849	1,577

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	206

DISH DBS Corp.
5.125% due 05/01/2020	5,722	5,765
5.875% due 07/15/2022	15,334	16,281
6.750% due 06/01/2021	6,710	7,067

DKT Finance ApS
9.375% due 06/17/2023	1,937	2,067

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	3,761	3,829

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (a)	6,745	6,861

Edgewell Personal Care Co.
4.700% due 05/19/2021	2,969	3,042

Eldorado Resorts, Inc.
7.000% due 08/01/2023	4,334	4,536

EMC Corp.
2.650% due 06/01/2020	4,227	4,233
3.375% due 06/01/2023	6,025	6,160

Endo Dac
6.000% due 07/15/2023	5,095	3,694

Energy Transfer Operating LP
6.250% due 02/15/2023 •(c)	3,111	2,929

Ensign Drilling, Inc.
9.250% due 04/15/2024	5,738	5,430

Extraction Oil & Gas, Inc.
7.375% due 05/15/2024	2,019	1,268

Fairstone Financial, Inc.
7.875% due 07/15/2024	5,620	6,058

Ferrellgas LP
6.750% due 01/15/2022 (e)	6,613	5,640

Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	5,178	5,219
5.250% due 04/15/2023	4,908	5,258

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	7,507	7,764
5.125% due 03/15/2023	5,152	5,455
5.125% due 05/15/2024	4,674	4,976

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	14,197	14,400
3.875% due 03/15/2023	10,126	10,332

GameStop Corp.
6.750% due 03/15/2021 (e)	3,408	3,357

GFL Environmental, Inc.
5.625% due 05/01/2022	3,884	3,963

Global Ship Lease, Inc.
9.875% due 11/15/2022	559	584

Great Lakes Dredge & Dock Corp.
8.000% due 05/15/2022	1,516	1,607

Griffon Corp.
5.250% due 03/01/2022	17,939	18,051

Grinding Media, Inc.
7.375% due 12/15/2023	5,701	5,822

Gulfport Energy Corp.
6.625% due 05/01/2023 (e)	2,725	2,303

Hanesbrands, Inc.
4.625% due 05/15/2024	4,457	4,710

Harland Clarke Holdings Corp.
8.375% due 08/15/2022	3,449	2,821

Harvest Operations Corp.
2.330% due 04/14/2021	10	10

HCA Healthcare, Inc.
6.250% due 02/15/2021	8,818	9,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
5.875% due 05/01/2023	$6,301	$6,977
7.500% due 02/15/2022	6,425	7,111

Hertz Corp.
7.625% due 06/01/2022	2,123	2,213

HudBay Minerals, Inc.
7.250% due 01/15/2023	3,705	3,852

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,483	1,612
8.375% due 05/01/2027	2,188	2,422

Infor U.S., Inc.
6.500% due 05/15/2022	13,546	13,773

Informatica LLC
7.125% due 07/15/2023	3,986	4,056

Inmarsat Finance PLC
4.875% due 05/15/2022	3,079	3,123

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (e)	7,709	5,413

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	8,580	7,388
8.500% due 10/15/2024	5,147	4,699
9.500% due 09/30/2022	3,549	4,027

Intelsat Luxembourg S.A.
8.125% due 06/01/2023	6,313	3,748

International Game Technology PLC
6.250% due 02/15/2022	8,776	9,274

Ithaca Energy North Sea PLC
9.375% due 07/15/2024	500	524

Jaguar Holding Co.
6.375% due 08/01/2023	4,884	5,053

JC Penney Corp., Inc.
5.650% due 06/01/2020	24	23

KB Home
7.000% due 12/15/2021	5,631	6,056
7.500% due 09/15/2022	4,981	5,605

Kenan Advantage Group, Inc.
7.875% due 07/31/2023 (e)	85	83

KGA Escrow LLC
7.500% due 08/15/2023	1,672	1,773

Kinetic Concepts, Inc.
12.500% due 11/01/2021	1,218	1,257

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	5,971	5,720

L Brands, Inc.
5.625% due 02/15/2022	4,730	4,987
5.625% due 10/15/2023	3,061	3,308
6.625% due 04/01/2021	4,558	4,788

Lennar Corp.
4.750% due 04/01/2021	1,610	1,649
4.750% due 11/15/2022	1,039	1,093
6.250% due 12/15/2021	421	444
6.625% due 05/01/2020	250	254

Lightstream Resources Ltd.
8.625% due 02/01/2020 ^«(b)	3,575	81

LKQ Corp.
4.750% due 05/15/2023	2,929	2,977

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	5,724	5,911

MEG Energy Corp.
6.375% due 01/30/2023	5,030	5,053
7.000% due 03/31/2024	3,353	3,381

MGM Resorts International
7.750% due 03/15/2022	3,709	4,142

Midas Intermediate Holdco LLC
7.875% due 10/01/2022	2,277	2,084

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	8,062	7,820

Murray Energy Corp.
11.250% due 04/15/2021 ^(b)	3,255	4

Nabors Industries, Inc.
4.625% due 09/15/2021	4,329	4,312
5.000% due 09/15/2020	839	844
5.500% due 01/15/2023 (e)	3,172	3,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	$5,930	$3,454

NCR Corp.
5.000% due 07/15/2022	6,695	6,775

Netflix, Inc.
5.500% due 02/15/2022	6,308	6,694

Newfield Exploration Co.
5.750% due 01/30/2022	801	852

Nielsen Finance LLC
5.000% due 04/15/2022	16,965	17,059

Nine Energy Service, Inc.
8.750% due 11/01/2023	6,477	5,267

Nokia Oyj
3.375% due 06/12/2022	3,227	3,275

Northwest Acquisitions ULC
7.125% due 11/01/2022	3,483	2,618

NuStar Logistics LP
4.750% due 02/01/2022	5,346	5,521
4.800% due 09/01/2020	2,005	2,036

NXP BV
3.875% due 09/01/2022	334	347

Oasis Petroleum, Inc.
6.875% due 03/15/2022	432	417

Open Text Corp.
5.625% due 01/15/2023	8,468	8,634

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	11,328	11,285

Owens-Brockway Glass Container, Inc.
5.000% due 01/15/2022	5,009	5,208

Party City Holdings, Inc.
6.125% due 08/15/2023 (e)	5,650	4,960

PetSmart, Inc.
7.125% due 03/15/2023	7,634	7,500

Polaris Intermediate Corp. (8.500% Cash or 9.250% PIK)
8.500% due 12/01/2022 (a)	2,239	2,091

PolyOne Corp.
5.250% due 03/15/2023	2,512	2,713

Precision Drilling Corp.
6.500% due 12/15/2021	12	12
7.750% due 12/15/2023	1,591	1,592

Prime Security Services Borrower LLC
5.250% due 04/15/2024	2,727	2,891

QEP Resources, Inc.
5.375% due 10/01/2022	4,314	4,348

QVC, Inc.
4.850% due 04/01/2024	2,476	2,594

Rackspace Hosting, Inc.
8.625% due 11/15/2024	3,600	3,528

Radiate Holdco LLC
6.875% due 02/15/2023	8,064	8,229

Range Resources Corp.
5.000% due 08/15/2022	7,246	7,119

Revlon Consumer Products Corp.
5.750% due 02/15/2021 (e)	7,954	6,739
6.250% due 08/01/2024	2,071	990

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	11,311	11,603
5.750% due 10/15/2020	8,092	8,112

Rite Aid Corp.
6.125% due 04/01/2023	3,428	3,162

Riverbed Technology, Inc.
8.875% due 03/01/2023 (e)	2,731	1,584

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	6,004	5,916

Rowan Cos., Inc.
4.875% due 06/01/2022	5,773	4,231

RR Donnelley & Sons Co.
7.875% due 03/15/2021	70	73

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	10	10

Sabre GLBL, Inc.
5.375% due 04/15/2023	6,583	6,758

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sanchez Energy Corp.
7.750% due 06/15/2021 ^(b)	$2,029	$101

Sensata Technologies BV
4.875% due 10/15/2023	2,989	3,191

SESI LLC
7.125% due 12/15/2021	3,213	2,748

Sirius XM Radio, Inc.
3.875% due 08/01/2022	156	160
4.625% due 07/15/2024	4,601	4,841

Sophia LP
9.000% due 09/30/2023	1,559	1,606

Southwestern Energy Co.
4.100% due 03/15/2022	60	59

Standard Industries, Inc.
5.500% due 02/15/2023	4,684	4,772

Sunoco LP
4.875% due 01/15/2023	6,617	6,785

T-Mobile USA, Inc.
4.000% due 04/15/2022	3,415	3,505

Teine Energy Ltd.
6.875% due 09/30/2022	2,142	2,148

Tenet Healthcare Corp.
4.625% due 09/01/2024	8,349	8,715
6.750% due 06/15/2023	10,669	11,744
8.125% due 04/01/2022	12,844	14,232

THQ, Inc.
12.000% due 08/15/2021 ^«(b)	2,000	81

Toll Brothers Finance Corp.
5.875% due 02/15/2022	4,218	4,472

Transocean, Inc.
9.000% due 07/15/2023	7,946	8,410

TRI Pointe Group, Inc.
4.875% due 07/01/2021	1,534	1,577

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	1,823	1,847

Triumph Group, Inc.
6.250% due 09/15/2024	10,283	10,831

Unisys Corp.
10.750% due 04/15/2022	167	180

Unit Corp.
6.625% due 05/15/2021	3,888	2,147

United Airlines Holdings, Inc.
4.250% due 10/01/2022	3,274	3,425

Univision Communications, Inc.
5.125% due 05/15/2023	12,709	12,709

Valaris PLC
8.000% due 01/31/2024	2,622	1,594

VeriSign, Inc.
4.625% due 05/01/2023	5,015	5,106

Veritas U.S., Inc.
10.500% due 02/01/2024 (e)	1,427	1,324

Videotron Ltd.
5.000% due 07/15/2022	4,584	4,848

Virgin Australia Holdings Ltd.
7.875% due 10/15/2021	878	909

Watco Cos. LLC
6.375% due 04/01/2023	2,200	2,239

WEX, Inc.
4.750% due 02/01/2023	1,724	1,742

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whiting Petroleum Corp.
5.750% due 03/15/2021	$1,427	$1,353
6.250% due 04/01/2023	1,063	893

Williams Scotsman International, Inc.
6.875% due 08/15/2023	5,340	5,636

WPX Energy, Inc.
5.250% due 09/15/2024	3,355	3,573
8.250% due 08/01/2023	6,559	7,562

WR Grace & Co-Conn
5.125% due 10/01/2021	8,538	8,917

Wyndham Destinations, Inc.
4.250% due 03/01/2022	435	445
5.400% due 04/01/2024	4,300	4,565

XPO Logistics, Inc.
6.125% due 09/01/2023	4,964	5,135
6.500% due 06/15/2022	9,539	9,737
6.750% due 08/15/2024	11,708	12,743

Yum! Brands, Inc.
3.875% due 11/01/2020	3,924	3,970
3.875% due 11/01/2023	5,406	5,584

		1,082,333

UTILITIES 7.8%

AES Corp.
4.000% due 03/15/2021	5,553	5,642

American Midstream Partners LP
9.500% due 12/15/2021	4,230	3,988

Blue Racer Midstream LLC
6.125% due 11/15/2022	10,337	10,149

Calpine Corp.
6.000% due 01/15/2022	4,043	4,055

CenturyLink, Inc.
5.625% due 04/01/2020	7,778	7,836
5.800% due 03/15/2022	8,457	8,906
6.450% due 06/15/2021	6,833	7,168
7.500% due 04/01/2024 (e)	6,084	6,872

Crestwood Midstream Partners LP
6.250% due 04/01/2023	3,240	3,312

Frontier Communications Corp.
10.500% due 09/15/2022	6,936	3,401

Genesis Energy LP
6.750% due 08/01/2022	1,074	1,087

Great Western Petroleum LLC
9.000% due 09/30/2021	672	602

NGPL PipeCo LLC
4.375% due 08/15/2022	6,854	7,120

PBF Holding Co. LLC
7.000% due 11/15/2023	1,922	2,000

PBF Logistics LP
6.875% due 05/15/2023	2,907	3,001

Qwest Corp.
6.750% due 12/01/2021	5,800	6,242

Sprint Communications, Inc.
6.000% due 11/15/2022	3,902	4,099
7.000% due 03/01/2020	3,256	3,277
7.000% due 08/15/2020	4,334	4,431

Sprint Corp.
7.250% due 09/15/2021	4,317	4,573
7.875% due 09/15/2023	14,809	16,370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Targa Resources Partners LP
4.250% due 11/15/2023	$5,094	$5,156

Telecom Italia SpA
5.303% due 05/30/2024	7,421	7,996

		127,283

Total Corporate Bonds & Notes (Cost $1,438,253)		1,424,407

	SHARES
WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc.	243,827	4,121

Total Warrants (Cost $5,035)		4,121

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~	1,289,000	644

Total Preferred Securities (Cost $762)		644

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.9%

REPURCHASE AGREEMENTS (g) 20.9%
		342,759

Total Short-Term Instruments (Cost $342,759)		342,759

Total Investments in Securities (Cost $1,791,702)		1,776,479

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

MUTUAL FUNDS 2.6%

PIMCO Government Money Market Fund
1.620% (d)(e)(f)	42,534,963	42,535

Total Short-Term Instruments (Cost $42,535)		42,535

Total Investments in Affiliates (Cost $42,535)		42,535

Total Investments 111.2% (Cost $1,834,237)		$1,819,014

Financial Derivative Instruments (h)(i) 0.0% (Cost or Premiums, net $11,374)		176

Other Assets and Liabilities, net (11.2)%		(182,976)

Net Assets 100.0%		$1,636,214

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

38	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)

Securities with an aggregate market value of $45,563 were out on loan in exchange for $46,480 of cash collateral as of December 31, 2019. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(f)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.580%	01/02/2020	01/03/2020	$150,000	U.S. Treasury Bonds 3.000% due 11/15/2044	$(152,851)	$150,000	$150,000
FICC	1.250	12/31/2019	01/02/2020	7,259	U.S. Treasury Notes 2.750% due 09/15/2021	(7,406)	7,259	7,259
JPS	1.850	12/31/2019	01/02/2020	150,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(151,634)	150,000	150,015
MBC	1.650	12/31/2019	01/02/2020	35,500	U.S. Treasury Notes 2.000% - 2.500% due 06/30/2020 - 06/30/2024	(36,628)	35,500	35,503

Total Repurchase Agreements						$(348,519)	$342,759	$342,777

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$150,000	$0	$0	$0	$150,000	$(152,851)	$(2,851)
FICC	7,259	0	0	0	7,259	(7,406)	(147)
JPS	150,015	0	0	0	150,015	(151,634)	(1,619)
MBC	35,503	0	0	0	35,503	(36,628)	(1,125)

Master Securities Forward Transactions Agreement
BCY	0	0	0	13,735	13,735	(14,005)	(270)
FOB	0	0	0	689	689	(703)	(14)
GSC	0	0	0	29,591	29,591	(30,185)	(594)
RDR	0	0	0	1,548	1,548	(1,587)	(39)

Total Borrowings and Other Financing Transactions	$342,777	$0	$0	$45,563

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$(46,480)	$0	$0	$0	$(46,480)

Total Borrowings	$(46,480)	$0	$0	$0	$(46,480)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$(46,480)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2020	335	$39,734	$(140)	$0	$(8)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2020	117	$(25,214)	$24	$0	$(5)
U.S. Treasury 10-Year Note March Futures	03/2020	53	(6,806)	57	6	0

				$81	$6	$(5)

Total Futures Contracts				$(59)	$6	$(13)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$94,374	$6,369	$3,126	$9,495	$0	$(36)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	69,597	5,065	1,767	6,832	0	(24)

Total Swap Agreements					$11,434	$4,893	$16,327	$0	$(60)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$0	$6	$0	$(13)	$(60)	$ (73)

Cash of $9,226 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR)	Maturity	03/20/2020	$	200	$(1)	$6	$5	$0

FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		6,700	(31)	175	144	0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.908% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		5,900	(28)	122	94	0

Total Swap Agreements									$(60)	$303	$243	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
FBF	0	0	144	144	0	0	0	0	144	0	144
GST	0	0	94	94	0	0	0	0	94	(100)	(6)

Total Over the Counter	$0	$0	$243	$243	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Swap Agreements	$0	$0	$0	$0	$243	$243

	$0	$0	$0	$0	$249	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	60	0	0	0	60

	$0	$60	$0	$0	$13	$73

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	1,642	0	0	4	1,646

	$0	$1,642	$0	$0	$367	$2,009

Over the counter
Swap Agreements	$0	$3	$0	$0	$2,278	$2,281

	$0	$1,645	$0	$0	$2,645	$4,290

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(188)	$(188)
Swap Agreements	0	3,265	0	0	0	3,265

	$0	$3,265	$0	$0	$(188)	$3,077

Over the counter
Swap Agreements	$0	$0	$0	$0	$(906)	$(906)

	$0	$3,265	$0	$0	$(1,094)	$2,171

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,548	$0	$4,548
Corporate Bonds & Notes
Banking & Finance	0	214,791	0	214,791
Industrials	0	1,082,164	169	1,082,333
Utilities	0	127,283	0	127,283
Warrants
Communication Services	0	4,121	0	4,121
Preferred Securities
Banking & Finance	0	644	0	644
Short-Term Instruments
Repurchase Agreements	0	342,759	0	342,759

	$0	$1,776,310	$169	$1,776,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	42,535	0	0	42,535

Total Investments	$42,535	$1,776,310	$169	$1,819,014

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	0	0	6
Over the counter	0	243	0	243

	$6	$243	$0	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(13)	$(60)	$0	$(73)

Total Financial Derivative Instruments	$(7)	$183	$0	$176

Totals	$42,528	$1,776,493	$169	$1,819,190

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

42	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 97.8%

BANKING & FINANCE 39.2%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$1,315	$1,357
4.625% due 10/30/2020	2,942	3,001

Aflac, Inc.
3.625% due 11/15/2024	3,295	3,522

AIG Global Funding
2.389% (US0003M + 0.480%) due 07/02/2020 ~	1,210	1,212

Air Lease Corp.
3.500% due 01/15/2022	1,712	1,759

American Express Co.
2.650% due 12/02/2022	295	301
4.050% due 12/03/2042	277	326

American Honda Finance Corp.
2.450% due 09/24/2020	1,278	1,283

American International Group, Inc.
3.750% due 07/10/2025	2,852	3,052
3.875% due 01/15/2035	450	478
3.900% due 04/01/2026	410	439
4.500% due 07/16/2044	295	340

American Tower Corp.
2.750% due 01/15/2027	1,300	1,299
3.125% due 01/15/2027	1,395	1,428
3.375% due 10/15/2026	932	969
3.500% due 01/31/2023	1,585	1,643
3.600% due 01/15/2028	735	772

Athene Global Funding
3.000% due 07/01/2022	1,010	1,028

Athene Holding Ltd.
4.125% due 01/12/2028	1,638	1,696

Aviation Capital Group LLC
6.750% due 04/06/2021	100	105
7.125% due 10/15/2020	100	104

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	772	838
5.000% due 04/20/2048	880	946

B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020	680	692

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	1,965	2,010

Banco do Brasil S.A.
6.000% due 01/22/2020	275	276

Banco Santander Mexico S.A.
4.125% due 11/09/2022	265	276

Bank of America Corp.
2.369% due 07/21/2021 •	1,950	1,954
3.419% due 12/20/2028 •	2,658	2,790
3.500% due 04/19/2026	1,867	1,985
4.000% due 04/01/2024	2,469	2,645
4.271% due 07/23/2029 •	2,534	2,815
7.750% due 05/14/2038	386	608

Bank of New York Mellon Corp.
3.000% due 02/24/2025	2,181	2,268

Barclays PLC
4.375% due 01/12/2026	3,995	4,328

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	672	921

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	545	660

BNP Paribas S.A.
4.400% due 08/14/2028	635	705
5.000% due 01/15/2021	3,676	3,793

Boston Properties LP
3.800% due 02/01/2024	900	952

BPCE S.A.
4.500% due 03/15/2025	525	566
4.625% due 09/12/2028	585	658
5.150% due 07/21/2024	195	214

Brookfield Finance, Inc.
4.850% due 03/29/2029	1,220	1,396

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Financial Corp.
4.750% due 07/15/2021	$2,079	$2,165

Cboe Global Markets, Inc.
3.650% due 01/12/2027	445	478

Charles Schwab Corp.
3.000% due 03/10/2025	250	259

China Cinda Finance Ltd.
4.250% due 04/23/2025	465	497

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,215	3,418
4.350% due 11/03/2045	576	697

Citibank N.A.
3.650% due 01/23/2024	1,471	1,557

Citigroup, Inc.
2.700% due 03/30/2021	2,208	2,229
2.876% due 07/24/2023 •	1,079	1,098
3.400% due 05/01/2026	2,871	3,015
3.700% due 01/12/2026	2,329	2,483
4.000% due 08/05/2024	692	741
8.125% due 07/15/2039	84	141

Citizens Financial Group, Inc.
2.375% due 07/28/2021	100	100

CME Group, Inc.
3.000% due 09/15/2022	1,802	1,855
3.000% due 03/15/2025	395	410
3.750% due 06/15/2028	480	530
4.150% due 06/15/2048	535	635

Commonwealth Bank of Australia
2.750% due 03/10/2022	2,378	2,420

Cooperatieve Rabobank UA
3.875% due 02/08/2022	375	391
5.250% due 05/24/2041	2,346	3,203

Credit Suisse AG
3.000% due 10/29/2021	910	928

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	2,004	2,098
4.875% due 05/15/2045	865	1,090

Crown Castle International Corp.
3.100% due 11/15/2029	804	815
4.450% due 02/15/2026	1,333	1,460
5.250% due 01/15/2023	1,833	1,991

CubeSmart LP
3.000% due 02/15/2030	200	198

Deutsche Bank AG
2.971% (US0003M + 0.970%) due 07/13/2020 ~	1,310	1,311
4.100% due 01/13/2026	1,657	1,681

Discover Bank
4.650% due 09/13/2028	1,370	1,544

Duke Realty LP
3.875% due 10/15/2022	200	208
4.000% due 09/15/2028	785	856

EPR Properties
4.950% due 04/15/2028	965	1,054

Essex Portfolio LP
3.250% due 05/01/2023	1,651	1,696

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	558	608

First Republic Bank
4.375% due 08/01/2046	200	221

Five Corners Funding Trust
4.419% due 11/15/2023	3,999	4,341

Ford Motor Credit Co. LLC
3.336% due 03/18/2021	1,809	1,823
5.875% due 08/02/2021	2,358	2,469

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,095	3,098
4.418% due 11/15/2035	2,602	2,775

General Motors Financial Co., Inc.
3.700% due 11/24/2020	663	671
5.250% due 03/01/2026	1,451	1,611

GLP Capital LP
4.000% due 01/15/2030	1,500	1,535
4.375% due 04/15/2021	838	857
5.300% due 01/15/2029	920	1,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.875% due 02/25/2021	$1,830	$1,848
2.936% (US0003M + 1.000%) due 07/24/2023 ~	1,295	1,308
3.500% due 01/23/2025	295	309
4.750% due 10/21/2045	825	1,006
6.750% due 10/01/2037	2,797	3,882

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200	243

Highwoods Realty LP
3.050% due 02/15/2030	1,090	1,075

HSBC Holdings PLC
2.650% due 01/05/2022	1,510	1,527
3.400% due 03/08/2021	1,494	1,518
3.900% due 05/25/2026	2,095	2,234
4.300% due 03/08/2026	1,646	1,792
4.583% due 06/19/2029 •	1,006	1,124

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,088	1,604

JPMorgan Chase & Co.
2.550% due 03/01/2021	2,798	2,820
2.950% due 10/01/2026	3,741	3,855
3.625% due 05/13/2024	3,595	3,810
4.850% due 02/01/2044	1,586	2,025
5.400% due 01/06/2042	250	336

KeyCorp
2.900% due 09/15/2020	1,399	1,408

Kilroy Realty LP
3.800% due 01/15/2023	460	477

Kimco Realty Corp.
4.450% due 09/01/2047	640	701

Lazard Group LLC
3.750% due 02/13/2025	2,108	2,226

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	730	759

Lloyds Bank PLC
5.800% due 01/13/2020	395	395

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,260	3,427

Macquarie Bank Ltd.
6.625% due 04/07/2021	49	52

Manulife Financial Corp.
4.150% due 03/04/2026	1,208	1,330

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	273	293
4.350% due 01/30/2047	150	173
4.900% due 03/15/2049	250	317

MetLife, Inc.
4.050% due 03/01/2045	345	400
5.700% due 06/15/2035	240	322
5.875% due 02/06/2041	85	116
9.250% due 04/08/2068	365	538

Metropolitan Life Global Funding
2.650% due 04/08/2022	820	832

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	2,435	2,471
3.850% due 03/01/2026	1,693	1,819

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	2,100	2,109
2.632% due 04/12/2021	2,005	2,022

Morgan Stanley
3.875% due 01/27/2026	1,460	1,568
4.350% due 09/08/2026	2,487	2,720
5.750% due 01/25/2021	1,855	1,927

MUFG Union Bank N.A.
2.100% due 12/09/2022	5,100	5,114

Nasdaq, Inc.
3.850% due 06/30/2026	100	107

National Australia Bank Ltd.
2.800% due 01/10/2022	543	552

Nationwide Building Society
3.960% due 07/18/2030 •	945	1,015

New York Life Global Funding
2.350% due 07/14/2026	100	100

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Insurance Co.
4.450% due 05/15/2069	$250	$286
6.750% due 11/15/2039	720	1,055

Nippon Life Insurance Co.
4.700% due 01/20/2046 •	660	715
5.100% due 10/16/2044 •	335	366

Nissan Motor Acceptance Corp.
2.391% (US0003M + 0.390%) due 07/13/2020 ~	420	420

Nuveen Finance LLC
4.125% due 11/01/2024	882	958

ORIX Corp.
2.900% due 07/18/2022	790	805

PNC Bank N.A.
3.800% due 07/25/2023	545	573

Principal Life Global Funding
3.000% due 04/18/2026	639	661

Progressive Corp.
2.450% due 01/15/2027	150	151

Raymond James Financial, Inc.
3.625% due 09/15/2026	100	106

Regency Centers LP
2.950% due 09/15/2029	833	832

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,090	1,156

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	1,575	1,781
5.076% due 01/27/2030 •	800	920

Santander Holdings USA, Inc.
4.500% due 07/17/2025	3,061	3,304

Service Properties Trust
5.000% due 08/15/2022	294	309

Simon Property Group LP
2.450% due 09/13/2029	905	891

Societe Generale S.A.
4.250% due 04/14/2025	495	520

Spirit Realty LP
3.400% due 01/15/2030	845	849
4.450% due 09/15/2026	920	989

Standard Chartered PLC
3.050% due 01/15/2021	705	711

State Street Corp.
2.804% (US0003M + 0.900%) due 08/18/2020 ~	675	679

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	250	279

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,639	1,684

Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	348	349
2.781% (US0003M + 0.780%) due 07/12/2022 ~	1,270	1,278
2.784% due 07/12/2022	1,560	1,587
3.102% due 01/17/2023	1,594	1,635

Synchrony Financial
2.700% due 02/03/2020	200	200
3.950% due 12/01/2027	1,041	1,094

Tanger Properties LP
3.750% due 12/01/2024	1,105	1,132

Toyota Motor Credit Corp.
1.900% due 04/08/2021	624	625

Travelers Cos., Inc.
4.100% due 03/04/2049	650	747

U.S. Bancorp
2.950% due 07/15/2022	2,494	2,552

UBS Group AG
4.125% due 09/24/2025	2,450	2,665

Ventas Realty LP
4.400% due 01/15/2029	635	700

Visa, Inc.
4.300% due 12/14/2045	1,716	2,113

Washington Prime Group LP
6.450% due 08/15/2024 (c)	535	495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEA Finance LLC
3.750% due 09/17/2024	$1,720	$1,810

Wells Fargo & Co.
2.625% due 07/22/2022	2,335	2,369
3.300% due 09/09/2024	3,215	3,373
3.500% due 03/08/2022	1,605	1,658
3.900% due 05/01/2045	709	803
4.125% due 08/15/2023	75	80
4.150% due 01/24/2029	796	886
4.400% due 06/14/2046	408	468
4.750% due 12/07/2046	330	396

Welltower, Inc.
4.250% due 04/15/2028	803	880

Westpac Banking Corp.
2.850% due 05/13/2026	360	369

Weyerhaeuser Co.
4.000% due 11/15/2029	2,369	2,575

WR Berkley Corp.
4.625% due 03/15/2022	251	265

		248,405

INDUSTRIALS 46.0%

Abbott Laboratories
2.550% due 03/15/2022	270	274

AbbVie, Inc.
2.900% due 11/06/2022	2,992	3,054
3.200% due 05/14/2026	1,951	2,020
4.300% due 05/14/2036	275	304
4.450% due 05/14/2046	800	856

Activision Blizzard, Inc.
2.300% due 09/15/2021	268	269
3.400% due 09/15/2026	1,801	1,891

AEP Transmission Co. LLC
4.250% due 09/15/2048	910	1,044

Aetna, Inc.
3.875% due 08/15/2047	435	442

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	295	299
3.125% due 11/28/2021	1,411	1,439
3.400% due 12/06/2027	1,600	1,666
3.600% due 11/28/2024	2,175	2,290

Allergan Funding SCS
3.450% due 03/15/2022	835	854

Altria Group, Inc.
2.950% due 05/02/2023	800	817

Amazon.com, Inc.
3.150% due 08/22/2027	1,215	1,286
3.875% due 08/22/2037	2,364	2,684

Amgen, Inc.
3.200% due 11/02/2027	535	563
3.450% due 10/01/2020	864	874
3.625% due 05/22/2024	2,790	2,949
4.400% due 05/01/2045	395	444
4.663% due 06/15/2051	860	1,012
4.950% due 10/01/2041	545	649

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	2,892	3,425

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039	250	314
5.550% due 01/23/2049	595	772
5.800% due 01/23/2059	250	341

Anthem, Inc.
3.500% due 08/15/2024	1,054	1,105
3.650% due 12/01/2027	843	892
4.550% due 03/01/2048	385	435

Apache Corp.
4.750% due 04/15/2043	263	254
5.100% due 09/01/2040	77	78

Apple, Inc.
2.500% due 02/09/2022	955	969
2.500% due 02/09/2025	1,520	1,548
3.250% due 02/23/2026	4,135	4,378
3.450% due 05/06/2024	265	281
3.850% due 08/04/2046	406	459
4.650% due 02/23/2046	560	701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AstraZeneca PLC
4.000% due 01/17/2029	$685	$761
6.450% due 09/15/2037	1,360	1,922

Bacardi Ltd.
2.750% due 07/15/2026	100	98

Baidu, Inc.
3.625% due 07/06/2027	880	912

BAT Capital Corp.
2.764% due 08/15/2022	825	837
3.222% due 08/15/2024	755	772
4.540% due 08/15/2047	1,725	1,733

Baxalta, Inc.
5.250% due 06/23/2045	252	325

Bayer U.S. Finance LLC
4.375% due 12/15/2028	90	98
4.875% due 06/25/2048	1,180	1,351

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	1,247	1,595

Booking Holdings, Inc.
3.550% due 03/15/2028	777	828

BorgWarner, Inc.
3.375% due 03/15/2025	150	157

Boston Scientific Corp.
3.750% due 03/01/2026	760	814
4.550% due 03/01/2039	645	758

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	3,965	4,241
4.350% due 11/15/2047	890	1,061

Broadcom Corp.
2.375% due 01/15/2020	275	275
3.000% due 01/15/2022	485	492
3.625% due 01/15/2024	490	508
3.875% due 01/15/2027	260	270

Broadcom, Inc.
3.125% due 04/15/2021	3,645	3,689
3.125% due 10/15/2022	500	509
4.750% due 04/15/2029	1,400	1,532

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,728	2,234

Campbell Soup Co.
4.800% due 03/15/2048	930	1,076

Cardinal Health, Inc.
2.616% due 06/15/2022	50	51

Cenovus Energy, Inc.
5.400% due 06/15/2047	937	1,093
6.750% due 11/15/2039	218	278

Charter Communications Operating LLC
4.500% due 02/01/2024	1,700	1,829
4.800% due 03/01/2050	2,000	2,105
4.908% due 07/23/2025	3,602	3,968

Chevron Corp.
2.100% due 05/16/2021	1,851	1,860

China Resources Gas Group Ltd.
4.500% due 04/05/2022	560	584

Citrix Systems, Inc.
4.500% due 12/01/2027	1,405	1,522

Comcast Corp.
3.125% due 07/15/2022	1,481	1,527
3.200% due 07/15/2036	585	598
3.600% due 03/01/2024	578	613

Conagra Brands, Inc.
4.850% due 11/01/2028	695	797
5.300% due 11/01/2038	20	24
5.400% due 11/01/2048	140	171

Concho Resources, Inc.
4.300% due 08/15/2028	836	911
4.875% due 10/01/2047	1,270	1,482

Constellation Brands, Inc.
4.100% due 02/15/2048	284	297
5.250% due 11/15/2048	685	832

Continental Resources, Inc.
4.500% due 04/15/2023	250	261

Corning, Inc.
5.750% due 08/15/2040	235	292

44	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
3.350% due 09/15/2026	$100	$103

CRH America Finance, Inc.
3.400% due 05/09/2027	445	463

CSX Corp.
3.800% due 11/01/2046	465	487
6.220% due 04/30/2040	125	170

CVS Health Corp.
3.250% due 08/15/2029	496	504
3.375% due 08/12/2024	1,830	1,905
5.050% due 03/25/2048	995	1,177
5.125% due 07/20/2045	353	418

D.R. Horton, Inc.
4.000% due 02/15/2020	1,177	1,180

Dell International LLC
5.450% due 06/15/2023	3,085	3,346
8.100% due 07/15/2036	884	1,162
8.350% due 07/15/2046	450	619

Delta Air Lines, Inc.
3.625% due 03/15/2022	350	358
4.375% due 04/19/2028	587	620

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	1,940	2,043

Discovery Communications LLC
5.000% due 09/20/2037	250	282

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	395	418

Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	832	873

Dow Chemical Co.
5.250% due 11/15/2041	356	416

DP World PLC
5.625% due 09/25/2048	745	863

eBay, Inc.
4.000% due 07/15/2042	949	937

Ecopetrol S.A.
5.375% due 06/26/2026	568	638

Eli Lilly & Co.
2.750% due 06/01/2025	896	924

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	435	462

Enbridge, Inc.
2.594% (US0003M + 0.700%) due 06/15/2020 ~	1,915	1,918
2.900% due 07/15/2022	2,446	2,492

Encana Corp.
5.150% due 11/15/2041	30	30

Energy Transfer Operating LP
3.600% due 02/01/2023	2,473	2,533
4.200% due 04/15/2027	365	382
4.250% due 03/15/2023	395	413
4.650% due 06/01/2021	100	103
4.750% due 01/15/2026	725	785
5.300% due 04/15/2047	620	661
6.250% due 04/15/2049	250	301

Eni SpA
4.000% due 09/12/2023	1,015	1,071
4.750% due 09/12/2028	835	945

Entergy Louisiana LLC
4.200% due 09/01/2048	1,120	1,294

Enterprise Products Operating LLC
3.750% due 02/15/2025	2,404	2,565
3.950% due 02/15/2027	851	918
4.850% due 03/15/2044	538	625

Equifax, Inc.
2.300% due 06/01/2021	250	251
7.000% due 07/01/2037	665	855

ERAC USA Finance LLC
3.300% due 12/01/2026	335	345
4.200% due 11/01/2046	600	640
7.000% due 10/15/2037	390	551

Exxon Mobil Corp.
3.176% due 03/15/2024	13	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FedEx Corp.
4.550% due 04/01/2046	$604	$621

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	980	990

Fox Corp.
5.476% due 01/25/2039	250	306

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	76

GATX Corp.
4.700% due 04/01/2029	1,390	1,549

General Electric Co.
3.100% due 01/09/2023	75	77
4.625% due 01/07/2021	400	409
5.500% due 01/08/2020	580	580
6.875% due 01/10/2039	261	348

General Motors Co.
4.875% due 10/02/2023	1,823	1,957
5.400% due 04/01/2048	585	605

Georgia-Pacific LLC
3.163% due 11/15/2021	1,835	1,870

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175	179

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,489	2,607

Grupo Televisa S.A.B.
5.000% due 05/13/2045	275	288
6.625% due 01/15/2040	781	976

GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,789	3,093

Halliburton Co.
5.000% due 11/15/2045	1,660	1,895

HCA, Inc.
4.125% due 06/15/2029	994	1,055

Hess Corp.
5.800% due 04/01/2047	950	1,162

Home Depot, Inc.
3.000% due 04/01/2026	1,412	1,476
3.500% due 09/15/2056	100	104
4.250% due 04/01/2046	7	8

IHS Markit Ltd.
4.125% due 08/01/2023	920	979
4.250% due 05/01/2029	997	1,076
4.750% due 08/01/2028	575	642

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,900	2,931

International Business Machines Corp.
4.000% due 06/20/2042	92	102
5.600% due 11/30/2039	29	38

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	985	1,077

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	250	295

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,180	1,230
5.300% due 09/15/2020	275	281

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,611	1,929

KLA Corp.
4.650% due 11/01/2024	1,138	1,249

Kraft Heinz Foods Co.
4.375% due 06/01/2046	2,358	2,322
4.625% due 01/30/2029	340	374
5.200% due 07/15/2045	240	260
6.500% due 02/09/2040	275	334

Kroger Co.
6.150% due 01/15/2020	175	175

Lockheed Martin Corp.
4.090% due 09/15/2052	1,463	1,713

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,008	1,155

Massachusetts Institute of Technology
3.885% due 07/01/2116	250	271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
3.700% due 01/30/2026	$470	$507
4.875% due 12/09/2045	3,070	3,695

Medtronic, Inc.
3.150% due 03/15/2022	969	997
3.500% due 03/15/2025	822	881
4.625% due 03/15/2045	194	244

Microsoft Corp.
4.250% due 02/06/2047	670	821
4.450% due 11/03/2045	2,844	3,555

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,290	1,290

Moody’s Corp.
2.625% due 01/15/2023	1,250	1,269
4.875% due 02/15/2024	2,660	2,925

Motorola Solutions, Inc.
5.500% due 09/01/2044	445	496

MPLX LP
4.125% due 03/01/2027	1,316	1,382
4.700% due 04/15/2048	40	41
5.200% due 03/01/2047	712	769

Nexen, Inc.
5.875% due 03/10/2035	250	322
6.400% due 05/15/2037	535	736

Norfolk Southern Corp.
4.650% due 01/15/2046	1,180	1,398

Northrop Grumman Corp.
3.850% due 04/15/2045	505	544

NXP BV
4.125% due 06/01/2021	1,220	1,251

Occidental Petroleum Corp.
2.700% due 08/15/2022	1,460	1,475
2.900% due 08/15/2024	330	335
6.450% due 09/15/2036	1,240	1,523

ONEOK Partners LP
4.900% due 03/15/2025	772	850
5.000% due 09/15/2023	200	217

Oracle Corp.
4.125% due 05/15/2045	1,871	2,111

Owens Corning
3.400% due 08/15/2026	100	102

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	2,150	2,183
3.400% due 11/15/2026	150	153

PepsiCo, Inc.
2.850% due 02/24/2026	151	157

Pertamina Persero PT
4.300% due 05/20/2023	395	417
6.000% due 05/03/2042	925	1,132

Petroleos Mexicanos
6.750% due 09/21/2047	880	885
6.840% due 01/23/2030	275	294
6.875% due 08/04/2026	525	578
7.690% due 01/23/2050	1,344	1,471

Pfizer, Inc.
4.400% due 05/15/2044	840	1,002

Philip Morris International, Inc.
2.750% due 02/25/2026	218	221
3.375% due 08/11/2025	265	279
3.600% due 11/15/2023	340	359
3.875% due 08/21/2042	725	755
6.375% due 05/16/2038	485	670

Phillips 66 Partners LP
4.900% due 10/01/2046	400	454

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	485	555

Reliance Industries Ltd.
4.125% due 01/28/2025	450	476

RELX Capital, Inc.
4.000% due 03/18/2029	920	999

Republic Services, Inc.
3.375% due 11/15/2027	1,177	1,244
5.250% due 11/15/2021	245	260

Reynolds American, Inc.
4.450% due 06/12/2025	1,874	2,018

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roche Holdings, Inc.
2.625% due 05/15/2026	$955	$977

Rockwell Collins, Inc.
4.800% due 12/15/2043	1,030	1,238

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,852	2,932

Sasol Financing USA LLC
6.500% due 09/27/2028	1,230	1,368

Saudi Arabian Oil Co.
4.250% due 04/16/2039	1,200	1,285

Seagate HDD Cayman
4.750% due 06/01/2023	800	851
4.750% due 01/01/2025	940	1,005
4.875% due 03/01/2024	295	314

Sky Ltd.
3.750% due 09/16/2024	256	274

Southern Co.
4.400% due 07/01/2046	964	1,068

Southern Copper Corp.
6.750% due 04/16/2040	1,200	1,603

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~	1,335	1,337

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	173	175

Steel Dynamics, Inc.
2.800% due 12/15/2024	400	403

Stryker Corp.
2.625% due 03/15/2021	150	151
3.500% due 03/15/2026	710	756
4.375% due 01/15/2020	100	100
4.625% due 03/15/2046	540	650

Suncor Energy, Inc.
5.950% due 05/15/2035	430	558

Target Corp.
3.875% due 07/15/2020	200	202

Tech Data Corp.
3.700% due 02/15/2022	3,295	3,368

Teck Resources Ltd.
6.000% due 08/15/2040	280	312
6.125% due 10/01/2035	1,050	1,234

Telefonica Emisiones S.A.
5.462% due 02/16/2021	125	130
7.045% due 06/20/2036	1,345	1,881

Tencent Holdings Ltd.
3.280% due 04/11/2024	1,335	1,374
3.975% due 04/11/2029	950	1,027

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	2,542	2,614

Toyota Industries Corp.
3.566% due 03/16/2028	1,060	1,121

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	165	167
4.625% due 03/01/2034	920	1,052
4.875% due 05/15/2048	1,300	1,534
7.625% due 01/15/2039	945	1,417

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,376	1,622

Tyson Foods, Inc.
4.500% due 06/15/2022	3,474	3,657
4.875% due 08/15/2034	1,137	1,351

Union Pacific Corp.
3.799% due 10/01/2051	1,315	1,400

United Technologies Corp.
3.100% due 06/01/2022	3,208	3,290
3.650% due 08/16/2023	1,535	1,618

UnitedHealth Group, Inc.
4.750% due 07/15/2045	2,449	3,011
6.875% due 02/15/2038	260	385

Vale Overseas Ltd.
6.875% due 11/21/2036	1,997	2,603

Valero Energy Corp.
4.350% due 06/01/2028	1,042	1,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ViacomCBS, Inc.
2.500% due 02/15/2023	$506	$512
2.900% due 01/15/2027	150	150
4.250% due 09/01/2023	145	154

Volkswagen Group of America Finance LLC
4.750% due 11/13/2028	1,370	1,544

Walmart, Inc.
3.050% due 07/08/2026	1,090	1,149
3.250% due 10/25/2020	1,349	1,365
3.700% due 06/26/2028	859	947

Walt Disney Co.
4.950% due 10/15/2045	1,260	1,644
6.400% due 12/15/2035	77	109

Western Midstream Operating LP
4.650% due 07/01/2026	250	256

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,742	1,917

Whirlpool Corp.
3.700% due 03/01/2023	200	208
5.150% due 03/01/2043	250	270

Williams Cos., Inc.
5.400% due 03/04/2044	1,153	1,298

Woodside Finance Ltd.
3.700% due 09/15/2026	445	463

Wyeth LLC
5.950% due 04/01/2037	1,255	1,719

Yara International ASA
4.750% due 06/01/2028	805	875

Zoetis, Inc.
3.900% due 08/20/2028	535	580
4.700% due 02/01/2043	1,052	1,252

		291,872

UTILITIES 12.6%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	800	856

AEP Texas, Inc.
3.450% due 01/15/2050	650	651

American Water Capital Corp.
3.850% due 03/01/2024	658	698

Appalachian Power Co.
7.000% due 04/01/2038	260	369

AT&T, Inc.
3.400% due 06/15/2022	250	258
3.550% due 06/01/2024	2,526	2,657
3.800% due 03/01/2024	604	641
4.100% due 02/15/2028	1,616	1,758
4.125% due 02/17/2026	1,244	1,348
4.300% due 02/15/2030	440	489
4.350% due 03/01/2029	300	334
4.450% due 04/01/2024	708	767
4.800% due 06/15/2044	2,695	3,071
5.150% due 02/15/2050	445	536
5.250% due 03/01/2037	595	710
5.650% due 02/15/2047	265	338
6.000% due 08/15/2040	200	256

Atmos Energy Corp.
4.150% due 01/15/2043	465	521

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	949	1,308

BG Energy Capital PLC
5.125% due 10/15/2041	115	145

Black Hills Corp.
3.150% due 01/15/2027	250	253
4.200% due 09/15/2046	100	105

BP Capital Markets America, Inc.
3.937% due 09/21/2028	1,154	1,275
4.234% due 11/06/2028	575	650

CNOOC Finance Ltd.
3.000% due 05/09/2023	2,830	2,880
3.875% due 05/02/2022	255	264

CNOOC Finance USA LLC
4.375% due 05/02/2028	1,465	1,630

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Edison Co.
4.000% due 03/01/2048	$535	$602

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	800	861

Consumers Energy Co.
3.125% due 08/31/2024	1,380	1,435

Delmarva Power & Light Co.
3.500% due 11/15/2023	1,132	1,185

DTE Electric Co.
3.650% due 03/15/2024	1,435	1,519

Duke Energy Carolinas LLC
3.950% due 11/15/2028	435	485

Duke Energy Corp.
3.750% due 09/01/2046	100	103
3.950% due 10/15/2023	395	419

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	2,440	2,580

E.ON International Finance BV
6.650% due 04/30/2038	965	1,305

Electricite de France S.A.
4.600% due 01/27/2020	265	265
4.875% due 01/22/2044	1,246	1,429

Enable Midstream Partners LP
4.950% due 05/15/2028	935	947

Enel Finance International NV
6.000% due 10/07/2039	1,664	2,095

Entergy Corp.
4.000% due 07/15/2022	1,128	1,177
5.125% due 09/15/2020	250	253

Exelon Corp.
3.950% due 06/15/2025	665	715
4.450% due 04/15/2046	335	376

Exelon Generation Co. LLC
5.600% due 06/15/2042	500	572

FirstEnergy Corp.
2.850% due 07/15/2022	915	930
7.375% due 11/15/2031	2,382	3,361

Florida Power & Light Co.
4.125% due 02/01/2042	100	115

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,010	1,098

Indiana Michigan Power Co.
4.250% due 08/15/2048	830	948

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	595	569

Kentucky Utilities Co.
5.125% due 11/01/2040	100	124

KeySpan Gas East Corp.
2.742% due 08/15/2026	515	516

LLPL Capital Pte Ltd.
6.875% due 02/04/2039	637	743

MidAmerican Energy Co.
3.500% due 10/15/2024	2,452	2,599
4.250% due 07/15/2049	335	401

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	250	300

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	950	956
3.150% due 04/01/2024	100	104

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	250	248

ONEOK, Inc.
4.550% due 07/15/2028	938	1,031
5.200% due 07/15/2048	915	1,037

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(a)	255	256
5.800% due 03/01/2037 ^(a)	205	214

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	70

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	465	465

Plains All American Pipeline LP
4.500% due 12/15/2026	335	357
5.150% due 06/01/2042	675	681

46	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shell International Finance BV
3.875% due 11/13/2028	$1,180	$1,308
4.000% due 05/10/2046	585	667
4.375% due 03/25/2020	180	181
6.375% due 12/15/2038	1,065	1,553

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	970	971

Southern California Edison Co.
2.850% due 08/01/2029	880	880
4.125% due 03/01/2048	970	1,035

Southern California Gas Co.
3.150% due 09/15/2024	1,470	1,535
4.125% due 06/01/2048	665	739

Southern Power Co.
5.150% due 09/15/2041	1,540	1,744

Southwestern Electric Power Co.
4.100% due 09/15/2028	965	1,055

Southwestern Public Service Co.
6.000% due 10/01/2036	1,238	1,565

Verizon Communications, Inc.
3.376% due 02/15/2025	69	73
4.016% due 12/03/2029	455	509
4.125% due 08/15/2046	830	937
4.400% due 11/01/2034	819	949
4.522% due 09/15/2048	64	77
4.672% due 03/15/2055	1,110	1,371
4.812% due 03/15/2039	250	302
4.862% due 08/21/2046	1,007	1,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
8.875% due 11/15/2038	621	$1,048

		79,961

Total Corporate Bonds & Notes (Cost $592,757)		620,238

SOVEREIGN ISSUES 0.2%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	285	291
3.125% due 07/25/2027	1,110	1,149

Total Sovereign Issues (Cost $1,385)		1,440

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.9%

		5,857

Total Short-Term Instruments (Cost $5,857)		5,857

Total Investments in Securities (Cost $599,999)		627,535

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
1.620% (b)(c)(d)	462,720	$463

Total Short-Term Instruments (Cost $463)		463

Total Investments in Affiliates (Cost $463)		463

Total Investments 99.0% (Cost $600,462)		627,998

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $26)		(88)

Other Assets and Liabilities, net 1.0%		6,131

Net Assets 100.0%		$634,041

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $454 were out on loan in exchange for $463 of cash collateral as of December 31, 2019. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	1.600%	12/31/2019	01/02/2020	$4,800	U.S. Treasury Notes 2.250% due 11/15/2024	$(4,897)	$4,800	$4,800
FICC	1.250	12/31/2019	01/02/2020	1,057	U.S. Treasury Notes 2.750% due 09/15/2021	(1,079)	1,057	1,057

Total Repurchase Agreements						$(5,976)	$5,857	$5,857

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$4,800	$0	$0	$0	$4,800	$(4,897)	$(97)
FICC	1,057	0	0	0	1,057	(1,079)	(22)

Master Securities Lending Agreement
BCY	0	0	0	454	454	(463)	(9)

Total Borrowings and Other Financing Transactions	$5,857	$0	$0	$454

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$(463)	$0	$0	$0	$(463)

Total Borrowings	$(463)	$0	$0	$0	$(463)

Payable for securities lending transactions					$(463)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2020	65	$	14,008	$(12)	$3	$0
U.S. Treasury 10-Year Ultra March Futures	03/2020	50		7,035	(90)	0	(9)
U.S. Treasury 30-Year Bond March Futures	03/2020	52		8,107	(175)	0	(18)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	48		8,720	(263)	0	(55)

					$(540)	$3	$(82)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2020	32	$	(4,110)	$35	$4	$0

Total Futures Contracts					$(505)	$7	$(82)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$1,600	$9	$32	$41	$0	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	1,700	36	9	45	0	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	1,600	33	9	42	0	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	32,200	(52)	343	291	0	(13)

Total Swap Agreements					$26	$393	$419	$0	$(13)

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7	$0	$7	$0	$(82)	$(13)	$(95)

Cash of $1,867 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$0	$82	$95

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,056	$1,056
Swap Agreements	0	660	0	0	0	660

	$0	$660	$0	$0	$1,056	$1,716

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(861)	$(861)
Swap Agreements	0	117	0	0	0	117

	$0	$117	$0	$0	$(861)	$(744)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$248,405	$0	$248,405
Industrials	0	291,872	0	291,872
Utilities	0	79,961	0	79,961
Sovereign Issues	0	1,440	0	1,440
Short-Term Instruments
Repurchase Agreements	0	5,857	0	5,857

	$0	$627,535	$0	$627,535

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	463	0	0	463

Total Investments	$463	$627,535	$0	$627,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7	$0	$0	$7

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(82)	$(13)	$0	$(95)

Total Financial Derivative Instruments	$(75)	$(13)	$0	$(88)

Totals	$388	$627,522	$0	$627,910

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$4,220	$4,266

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~	2,294	2,292

PG&E Corp.
2.250% due 12/31/2020 «µ	1,250	1,255
3.970% (LIBOR03M + 2.250%) due 12/31/2020 «~	3,750	3,764

State Of Qatar
2.721% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	2,500	2,500

State of Qatar
2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	2,500	2,500

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	2,400	2,419

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,670	3,683

Total Loan Participations and Assignments (Cost $22,485)		22,679

CORPORATE BONDS & NOTES 28.6%

BANKING & FINANCE 18.9%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	2,180

Aircastle Ltd.
4.250% due 06/15/2026	3,800	4,023

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,088

American Tower Corp.
3.375% due 10/15/2026	3,300	3,430

Aviation Capital Group LLC
3.500% due 11/01/2027	500	503

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,300	4,477

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	6,710
3.419% due 12/20/2028 •	20,118	21,115
3.593% due 07/21/2028 •	9,000	9,537

Barclays Bank PLC
7.625% due 11/21/2022 (f)	17,100	19,228

Barclays PLC
4.375% due 01/12/2026	1,500	1,625

BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,266

BGC Partners, Inc.
5.375% due 07/24/2023	5,000	5,348

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049	5,400	5,322

BNP Paribas S.A.
4.400% due 08/14/2028	700	778

BPCE S.A.
5.700% due 10/22/2023	6,600	7,308

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,568

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,321
4.125% due 05/15/2029	5,000	5,369

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,386

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,488

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,275

Citigroup, Inc.
3.668% due 07/24/2028 •	5,000	5,328
3.887% due 01/10/2028 •	10,000	10,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/13/2025	$4,000	$4,573

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,502

Credit Suisse AG
6.500% due 08/08/2023 (f)	15,400	17,208

Credit Suisse Group AG
7.500% due 12/11/2023 •(e)(f)	4,400	4,958

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	5,600	5,926

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,216
4.450% due 02/15/2026	5,200	5,696

CyrusOne LP
2.900% due 11/15/2024	5,600	5,633

Deutsche Bank AG
3.375% due 05/12/2021	13,100	13,238
3.961% due 11/26/2025 •	2,000	2,044
4.250% due 10/14/2021	3,600	3,703

Discover Financial Services
4.500% due 01/30/2026	5,400	5,902

EPR Properties
4.500% due 06/01/2027	4,300	4,617
4.750% due 12/15/2026	700	765

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	2,091

Ford Motor Credit Co. LLC
3.350% due 11/01/2022	3,100	3,132
3.550% due 10/07/2022	5,000	5,074
5.875% due 08/02/2021	3,900	4,083

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,927

GLP Capital LP
4.000% due 01/15/2030	5,100	5,217
5.750% due 06/01/2028	2,600	2,958

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,600	8,074
3.850% due 01/26/2027	13,000	13,836

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,133

Hampton Roads PPV LLC
6.621% due 06/15/2053	35,436	39,252

Harborwalk Funding Trust
5.077% due 02/15/2069 •	3,250	3,846

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,857

HSBC Holdings PLC
4.250% due 03/14/2024	6,000	6,375
4.250% due 08/18/2025	7,200	7,699
4.583% due 06/19/2029 •	5,300	5,924

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	942

JPMorgan Chase & Co.
3.782% due 02/01/2028 •	19,000	20,482

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,300

Life Storage LP
3.875% due 12/15/2027	2,100	2,214

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	1,300	1,358
7.500% due 09/27/2025 •(e)(f)	5,000	5,611

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,562

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	8,117

MMcapS Funding Ltd.
2.237% (US0003M + 0.290%) due 12/26/2039 ~	781	709

Morgan Stanley
3.772% due 01/24/2029 •	17,500	18,829

Navient Corp.
6.500% due 06/15/2022	950	1,032

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
6.125% due 09/23/2024 •(e)(f)	$550	$586

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,648

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,252

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	4,000	4,397

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,138

Piper Jaffray Cos.
4.740% due 10/15/2021	4,000	3,995

Preferred Term Securities Ltd.
2.194% (US0003M + 0.300%) due 03/22/2037 ~	2,985	2,627

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •	5,000	5,311
4.800% due 04/05/2026	1,000	1,111
8.625% due 08/15/2021 •(e)(f)	3,000	3,249

Sabra Health Care LP
4.800% due 06/01/2024	3,600	3,838

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	2,971
3.823% due 11/03/2028 •	5,000	5,273

Service Properties Trust
3.950% due 01/15/2028	3,000	2,926
4.250% due 02/15/2021	2,200	2,232
4.375% due 02/15/2030	1,300	1,276

Spirit Realty LP
4.450% due 09/15/2026	700	752

Springleaf Finance Corp.
6.125% due 05/15/2022	4,500	4,843
8.250% due 12/15/2020	5,500	5,783

State Bank of India
4.000% due 01/24/2022	5,000	5,135

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,330

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	5,500	5,513

Trust F/1401
4.869% due 01/15/2030	4,500	4,745

UBS AG
7.625% due 08/17/2022 (f)	15,700	17,705

UDR, Inc.
3.500% due 07/01/2027	2,400	2,520

UniCredit SpA
7.830% due 12/04/2023	5,000	5,834

VEREIT Operating Partnership LP
3.100% due 12/15/2029	4,000	3,933

Washington Prime Group LP
3.850% due 04/01/2020	1,900	1,906

Wells Fargo & Co.
3.584% due 05/22/2028 •	15,000	15,941

Welltower, Inc.
3.625% due 03/15/2024	5,000	5,253

		553,314

INDUSTRIALS 8.8%

AP Moller-Maersk A/S
3.750% due 09/22/2024	2,500	2,573

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	5,140
3.875% due 01/12/2028	2,500	2,561

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	5,119

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,391
5.150% due 05/15/2038	1,200	1,355

BAT Capital Corp.
4.390% due 08/15/2037	3,100	3,138

Bowdoin College
4.693% due 07/01/2112	3,400	3,679

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
3.625% due 10/15/2024	$7,000	$7,280

Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,542

Centene Corp.
4.250% due 12/15/2027	4,200	4,329

Charter Communications Operating LLC
4.908% due 07/23/2025	4,600	5,067

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	6,766

Citrix Systems, Inc.
4.500% due 12/01/2027	3,000	3,250

CommonSpirit Health
4.187% due 10/01/2049	7,300	7,306

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,160
4.500% due 09/16/2025	3,500	3,785

CVS Health Corp.
3.000% due 08/15/2026	4,000	4,082
3.700% due 03/09/2023	4,700	4,896
4.100% due 03/25/2025	10,000	10,733

Dell International LLC
4.000% due 07/15/2024	6,500	6,809
5.450% due 06/15/2023	4,000	4,339

Ecopetrol S.A.
5.875% due 09/18/2023	5,200	5,769

Energy Transfer Operating LP
5.200% due 02/01/2022	2,275	2,385

Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,297
5.000% due 10/01/2022	2,500	2,651

ERAC USA Finance LLC
3.800% due 11/01/2025	900	951

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,550

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,000	2,156

Flex Ltd.
4.875% due 06/15/2029	2,000	2,174

Georgetown University
5.215% due 10/01/2118	6,500	8,291

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,612
3.200% due 08/15/2029	2,600	2,657

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	5,031

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	909
6.850% due 02/15/2020	1,100	1,106

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,213

Kraft Heinz Foods Co.
3.950% due 07/15/2025	5,000	5,293

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,716

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	5,654

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,168

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,748

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	6,423

MPLX LP
4.250% due 12/01/2027	4,200	4,424

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	3,476

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	4,846	4,725

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,639

QVC, Inc.
4.450% due 02/15/2025	1,250	1,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	$2,000	$2,252
5.875% due 06/30/2026	3,000	3,445

Sands China Ltd.
4.600% due 08/08/2023	6,600	6,979

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	6,902

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025	2,300	2,624

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,639

Tech Data Corp.
4.950% due 02/15/2027	2,420	2,499

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	5,113

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,952	3,725

Wesleyan University
4.781% due 07/01/2116	3,248	3,634

Western Midstream Operating LP
3.950% due 06/01/2025	7,547	7,621

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	1,800	1,912
4.950% due 09/15/2028	4,600	5,061

WRKCo, Inc.
3.900% due 06/01/2028	500	531

ZF North America Capital, Inc.
4.500% due 04/29/2022	2,500	2,577

		257,125

UTILITIES 0.9%

AT&T, Inc.
4.300% due 02/15/2030	4,163	4,629

Edison International
2.950% due 03/15/2023	700	701

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,817

FirstEnergy Corp.
3.900% due 07/15/2027	6,000	6,416

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,603

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	874	872

Plains All American Pipeline LP
3.600% due 11/01/2024	7,262	7,472

		27,510

Total Corporate Bonds & Notes (Cost $788,239)		837,949

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,191	2,708

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,543

		5,251

FLORIDA 0.3%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,435

ILLINOIS 0.3%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	8,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.3%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	$1,000	$1,027

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	7,900	7,794

		8,821

NEW YORK 0.3%

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,262

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	7,149

		8,411

TEXAS 0.2%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	4,229

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,300	2,320

		6,549

VIRGINIA 0.2%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	1,030

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	4,928

		5,958

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,540	3,681

Total Municipal Bonds & Notes (Cost $52,931)		55,366

U.S. GOVERNMENT AGENCIES 43.8%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(c)	191	169
0.541% due 08/25/2022 ~(a)	11,483	125
2.500% due 03/25/2033	2	2
3.000% due 03/25/2033 - 04/25/2043	10	9
3.360% due 01/01/2037 •	16	17
3.500% due 06/25/2042 - 05/25/2043	616	650
3.905% due 11/01/2035 •	11	11
3.980% due 12/01/2028 •	211	212
4.000% due 10/01/2026 - 07/01/2044	2,901	2,995
4.085% due 10/01/2035 •	3	4
4.208% due 09/25/2042 •(a)	58,993	10,475
4.218% due 09/01/2034 •	34	35
4.491% due 05/25/2042 •	206	230
4.500% due 09/01/2023 - 06/01/2051	2,548	2,654
4.628% due 04/25/2040 •(a)	73	9
4.820% due 04/01/2036 •	12	13
5.000% due 05/01/2026 - 11/01/2039	1,672	1,755
5.408% due 05/25/2036 •(a)	1,623	260
5.500% due 12/01/2031 - 04/01/2039	1,486	1,592
6.000% due 05/25/2031 - 09/01/2037	2,055	2,252
6.500% due 01/01/2036 - 05/01/2038	111	123

52	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/01/2037 - 11/01/2038	$282	$301
7.500% due 10/01/2037	80	94
15.236% due 01/25/2036 •	207	265
21.876% due 07/25/2023 •	7	8

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(c)	803	747
2.243% due 06/15/2040 ~(a)	17,563	966
3.000% due 01/01/2043 - 04/01/2043	20	19
3.290% due 05/15/2041 •	2,348	2,325
3.500% due 12/15/2028 (a)	2,688	196
3.500% due 10/01/2033 - 04/01/2049	205,338	213,207
3.990% due 11/01/2023 •	1	1
4.000% due 09/01/2033 - 06/01/2049	249,349	261,461
4.101% due 06/15/2042 •	2,040	2,125
4.500% due 02/01/2034 - 02/01/2045	8,325	9,036
4.518% due 10/01/2036 •	1	1
4.745% due 07/01/2036 •	21	22
4.844% due 12/01/2031 •	101	107
5.000% due 03/01/2033 - 07/15/2041	671	736
5.000% due 08/15/2039 (a)	78	2
5.250% due 04/15/2033	34	38
5.500% due 01/01/2023 - 10/01/2037	2,010	2,175
6.000% due 01/01/2034 - 08/01/2037	149	160
6.421% due 01/15/2041 •	5,689	6,668
6.500% due 01/01/2037 - 07/01/2037	27	28
8.500% due 12/01/2022 - 03/01/2023	26	26
9.000% due 12/01/2025 - 08/01/2030	5	5
9.500% due 01/01/2025	10	10
10.000% due 05/01/2020 - 04/01/2025	6	5
14.743% due 10/15/2023 •	92	107
14.878% due 05/15/2033 •	57	78

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	23,211	24,230
4.000% due 09/20/2040 - 06/15/2047	49,600	52,355
4.500% due 08/20/2038 - 02/20/2047	3,548	3,724
4.750% due 01/20/2035	41	47
5.000% due 03/20/2034 - 05/20/2047	868	916
5.500% due 04/16/2034 - 11/20/2038	76	84
6.000% due 08/20/2038 - 02/20/2039	98	106
6.500% due 12/20/2038	28	29

Ginnie Mae, TBA
3.000% due 02/01/2050	16,000	16,410
4.000% due 02/01/2050	9,800	10,152

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (c)	2,500	1,448
4.250% due 09/15/2065	10,000	12,991

Uniform Mortgage-Backed Security
2.500% due 09/01/2049 - 01/01/2050	26,268	25,971
3.000% due 05/01/2049 - 12/01/2049	77,496	78,632
3.500% due 09/01/2045 - 08/01/2049	197,273	204,077
4.000% due 12/01/2020 - 08/01/2049	195,437	205,487
4.500% due 01/01/2020 - 02/01/2049	69,659	74,170
4.750% due 09/01/2033	139	148
5.000% due 08/01/2020 - 09/01/2025	247	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 10/01/2020 - 01/01/2023	$525	$543
7.500% due 10/01/2021 - 01/01/2022	114	117

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	46,000	45,435

Total U.S. Government Agencies (Cost $1,271,975)		1,281,840

U.S. TREASURY OBLIGATIONS 7.3%

U.S. Treasury Bonds
2.250% due 08/15/2049	144,600	140,152
2.375% due 11/15/2049	55,700	55,465
3.000% due 02/15/2049 (j)	2,000	2,254

U.S. Treasury Notes
1.750% due 11/15/2029	15,700	15,453

Total U.S. Treasury Obligations (Cost $220,366)		213,324

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

American Home Mortgage Investment Trust
3.407% due 09/25/2045 •	12	13

BAMLL Commercial Mortgage Securities Trust
2.940% due 03/15/2034 •	5,385	5,406

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,166	1,146

Banc of America Funding Trust
1.848% due 08/27/2036 ~	8,558	7,636

BCAP LLC Trust
1.942% due 05/25/2047 ^•	3,700	3,494

Bear Stearns ALT-A Trust
2.432% due 04/25/2034 •	32	32

Chase Mortgage Finance Trust
6.000% due 05/25/2036	5,618	4,376

ChaseFlex Trust
6.500% due 02/25/2037	4,790	2,721

Citigroup Mortgage Loan Trust
2.592% due 08/25/2035 ^•	964	904
3.228% due 09/25/2059 þ	3,917	3,927

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	3,079	3,197

Countrywide Alternative Loan Trust
2.042% due 06/25/2037 ^•	825	684
5.500% due 07/25/2035	1,978	1,831
5.500% due 08/25/2035	584	584
5.500% due 12/25/2035	1,236	1,150
5.500% due 02/25/2036	2,494	2,411
5.750% due 05/25/2036	564	411
6.000% due 04/25/2037	5,701	5,682
6.250% due 08/25/2036	483	411

Countrywide Home Loan Mortgage Pass-Through Trust
2.332% due 03/25/2035 •	126	123
3.777% due 03/20/2036 ~	1,113	1,076

Countrywide Home Loan Reperforming REMIC Trust
2.132% due 01/25/2036 •	2,722	2,670

Credit Suisse First Boston Mortgage Securities Corp.
2.442% due 11/25/2031 •	37	28
4.357% due 11/25/2034 ~	37	39

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	4,750	4,790
6.000% due 07/25/2037 ^	1,044	995

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	3,918	3,932

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	1,283	1,097
6.421% due 10/25/2037 ~	4,853	4,299

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~	4,977	4,981

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.032% due 01/25/2047 •	4,377	3,868

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	237	236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.665% due 02/25/2036 ~	$2,197	$2,187

Great Hall Mortgages PLC
2.029% due 06/18/2039 •	2,668	2,602

GSMPS Mortgage Loan Trust
2.142% due 01/25/2036 •	2,950	2,584

GSR Mortgage Loan Trust
3.956% due 01/25/2036 ~	2,422	2,458
4.133% due 11/25/2035 ~	19	19
4.635% due 09/25/2034 ~	282	295
6.000% due 03/25/2036	6,284	4,429
6.500% due 05/25/2036	912	490

HarborView Mortgage Loan Trust
1.969% due 12/19/2036 •	3,056	2,728
2.304% due 03/19/2035 •	2,017	2,008

HomeBanc Mortgage Trust
2.122% due 10/25/2035 •	1,187	1,210

Impac Secured Assets Trust
1.962% due 01/25/2037 •	5	4

IndyMac Mortgage Loan Trust
3.951% due 09/25/2036 ~	2,211	1,907

JPMorgan Alternative Loan Trust
3.914% due 12/25/2035 ^~	796	697

JPMorgan Mortgage Trust
4.346% due 02/25/2036 ^~	1,305	1,216
4.492% due 07/25/2035 ~	33	35
6.000% due 08/25/2037 ^	1,158	944
6.500% due 01/25/2036 ^	6,560	5,398

JPMorgan Resecuritization Trust
5.450% due 07/27/2037 ~	19	19

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	5,236	5,239

Lehman XS Trust
1.982% due 11/25/2046 •	4,535	4,335
3.239% due 11/25/2035 •	72	74

MASTR Adjustable Rate Mortgages Trust
2.056% due 04/25/2034 ~	1,442	1,416
3.690% (US0012M + 1.750%) due 12/25/2035 ~	7,666	7,671
4.229% due 03/25/2035 ~	992	992

Merrill Lynch Mortgage Investors Trust
2.352% due 07/25/2029 •	486	476
3.836% due 05/25/2029 ~	18	18

Morgan Stanley Mortgage Loan Trust
3.985% due 06/25/2036 ~	5,062	5,263

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.042% due 06/25/2037 •	4,024	3,314

Nomura Resecuritization Trust
6.500% due 10/26/2037	2,982	2,267

RBSGC Mortgage Loan Trust
2.172% due 12/25/2034 •	2,062	1,815

Residential Asset Securitization Trust
2.342% due 08/25/2033 •	40	37
5.500% due 08/25/2034	2,173	2,236

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	1,016	997

Sequoia Mortgage Trust
2.115% due 07/20/2033 •	40	40
2.674% due 02/20/2035 •	919	937

Thornburg Mortgage Securities Trust
3.252% due 06/25/2037 •	357	340
4.130% due 10/25/2046 •	2,746	2,764

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 10/25/2046 •	2,159	2,101

Wells Fargo Mortgage-Backed Securities Trust
4.400% due 12/28/2037 ~	3,735	3,624
4.862% due 08/25/2036 ^~	703	685

Total Non-Agency Mortgage-Backed Securities (Cost $150,874)		152,021

ASSET-BACKED SECURITIES 10.9%

AASET Trust
3.967% due 05/16/2042	2,279	2,299

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AASET U.S. Ltd.
3.844% due 01/16/2038	$3,744	$3,755

Adams Mill CLO Ltd.
3.101% due 07/15/2026 •	1,007	1,007

ALESCO Preferred Funding Ltd.
2.258% due 12/23/2036 •	1,808	1,665
2.678% due 09/23/2038 •	3,215	3,023

Allegro CLO Ltd.
3.156% due 01/30/2026 •	621	622

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.342% due 06/25/2033 •	4,843	4,854

Apidos CLO
2.946% due 01/19/2025 •	54	54

Arbor Realty Commercial Real Estate Notes Ltd.
2.890% due 05/15/2037 •	6,500	6,503

Argent Securities Trust
1.982% due 03/25/2036 •	4,717	4,380

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.022% due 01/25/2036 •	1,953	1,852

Asset-Backed Funding Certificates Trust
1.932% due 10/25/2036 •	2,244	2,167
2.032% due 09/25/2036 •	3,913	3,708

Asset-Backed Securities Corp. Home Equity Loan Trust
2.602% due 06/25/2034 •	3,552	3,505
4.965% due 08/15/2032 •	550	541

Avery Point CLO Ltd.
3.123% due 01/18/2025 •	1,939	1,940

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	4,998	5,003
3.967% due 03/28/2034 þ	1,667	1,671

Bear Stearns Asset-Backed Securities Trust
2.692% due 03/25/2034 •	3,232	3,219
2.767% due 12/25/2034 •	3,189	3,173

Black Diamond CLO Ltd.
3.052% due 02/06/2026 •	1,192	1,193

BlueMountain CLO Ltd.
3.503% due 07/18/2027 •	1,700	1,684

Business Jet Securities LLC
4.335% due 02/15/2033	2,932	2,965
4.447% due 06/15/2033	4,426	4,493

Carrington Mortgage Loan Trust
1.952% due 10/25/2036 •	3,573	2,888
2.842% due 05/25/2035 •	5,100	5,110

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,685	1,713

Cent CLO Ltd.
3.651% due 10/15/2026 •	2,000	1,997

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •	2,830	2,861
3.292% due 10/25/2037 •	5,000	5,078

Citigroup Mortgage Loan Trust
6.164% due 05/25/2036 þ	5,424	2,989

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.767% due 05/25/2035 •	7,301	7,190

Citigroup Mortgage Loan Trust, Inc.
2.052% due 03/25/2037 •	377	348

CLNC FL1 Ltd.
2.983% due 08/20/2035 •	5,000	5,006

Countrywide Asset-Backed Certificates
2.012% due 09/25/2037 ^•	3,152	2,776
2.022% due 04/25/2047 •	6,800	5,679
3.067% due 10/25/2034 •	309	307

Credit Suisse Mortgage Capital Trust
4.125% due 07/25/2058 ~	1,833	1,849

EMC Mortgage Loan Trust
2.892% due 08/25/2040 •	1,859	1,846

First Franklin Mortgage Loan Asset-Backed Certificates
2.617% due 05/25/2034 •	2,935	2,923

Flagship CLO Ltd.
2.851% due 01/16/2026 •	4,923	4,924

GSAA Home Equity Trust
2.012% due 03/25/2047 •	3,925	2,157

Halcyon Loan Advisors Funding Ltd.
3.053% due 10/22/2025 •	3,046	3,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 11/25/2036 •	$7,000	$5,870

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,840	4,837

ICG U.S. CLO Ltd.
2.851% due 01/16/2028 •	7,600	7,574

JPMorgan Mortgage Acquisition Corp.
2.182% due 05/25/2035 •	6,000	6,000

JPMorgan Mortgage Acquisition Trust
2.092% due 07/25/2036 •	1,510	1,387
2.172% due 07/25/2036 •	1,100	1,057

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,361	4,410

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	4,936	4,970
3.750% due 04/25/2059 þ	8,652	8,742

Lehman XS Trust
1.962% due 12/25/2036 •	1,209	1,199
4.833% due 06/25/2036 þ	3,063	3,163

Long Beach Mortgage Loan Trust
2.692% due 06/25/2035 •	4,201	4,220

Loomis Sayles CLO Ltd.
2.901% due 04/15/2028 •	5,500	5,474

M360 Advisors LLC
4.395% due 07/24/2028	4,606	4,622

Merrill Lynch Mortgage Investors Trust
4.110% due 02/25/2037 ^þ	13,360	2,497

METAL LLC
4.581% due 10/15/2042	3,867	3,901

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	27	29

Mid-State Trust
6.340% due 12/15/2036	3,965	4,206

Morgan Stanley ABS Capital, Inc. Trust
1.932% due 05/25/2037 •	181	166
2.042% due 07/25/2036 •	1,870	1,015
3.042% due 07/25/2037 •	6,420	6,175

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	3,562	1,984

Mountain View CLO Ltd.
2.801% due 10/15/2026 •	4,773	4,771

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,936	2,972

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	687	360
6.120% due 11/25/2036 þ	1,210	692

Residential Asset Mortgage Products Trust
3.817% due 03/25/2032 •	1,241	1,242

S-Jets Ltd.
3.967% due 08/15/2042	5,277	5,285

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,938	4,007

Saxon Asset Securities Trust
2.587% due 03/25/2035 ^•	1,353	1,321
3.542% due 12/25/2037 •	1,151	1,154

Securitized Asset-Backed Receivables LLC Trust
2.082% due 12/25/2035 •	4,310	4,252

SLM Student Loan Trust
2.690% due 04/25/2023 •	3,405	3,344
2.840% due 07/25/2023 •	5,282	5,216
3.440% due 04/25/2023 •	3,762	3,776
3.640% due 07/25/2023 •	2,545	2,564

Soundview Home Loan Trust
2.042% due 07/25/2037 •	2,993	2,722

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	4,057	4,073

Sprite Ltd.
4.250% due 12/15/2037	4,791	4,898

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	4,055	4,057

Structured Asset Investment Loan Trust
2.497% due 03/25/2034 •	4,334	4,286

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •	5,455	5,458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
2.806% due 04/20/2028 •	$8,700	$8,687

Tralee CLO Ltd.
2.996% due 10/20/2027 •	8,000	8,003

Venture CDO Ltd.
2.881% due 04/15/2027 •	9,000	8,964

Venture CLO Ltd.
2.992% due 04/20/2029 •	4,000	3,997

WaMu Asset-Backed Certificates WaMu Trust
2.017% due 05/25/2037 •	3,461	3,331

WAVE LLC
3.597% due 09/15/2044	4,911	4,863

Wells Fargo Home Equity Asset-Backed Securities Trust
2.292% due 12/25/2035 •	2,900	2,872

WhiteHorse Ltd.
3.162% due 07/17/2026 •	1,842	1,843

Total Asset-Backed Securities (Cost $312,679)		318,472

SOVEREIGN ISSUES 0.7%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	4,746

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,229

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,259

Total Sovereign Issues (Cost $17,624)		19,234

	SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.9%

Bank of America Corp.
5.875% due 03/15/2028 •(e)	5,300,000	5,882

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)	5,500,000	5,797

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(e)	3,500,000	3,644
6.100% due 10/01/2024 •(e)	7,000,000	7,644

State Street Corp.
5.625% due 12/15/2023 •(e)	5,000,000	5,314

		28,281

INDUSTRIALS 0.3%

General Electric Co.
5.000% due 01/21/2021 •(e)	8,500,000	8,338

Total Preferred Securities (Cost $34,723)		36,619

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (g) 0.8%
		23,897

U.S. TREASURY BILLS 0.0%
1.653% due 01/02/2020 (c)(d)	30	30

Total Short-Term Instruments (Cost $23,927)		23,927

Total Investments in Securities (Cost $2,895,823)		2,961,431

Total Investments 101.2% (Cost $2,895,823)		$2,961,431

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $488)		(71)

Other Assets and Liabilities, net (1.2)%		(36,052)

Net Assets 100.0%		$2,925,308

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$697	U.S. Treasury Notes 2.750% due 09/15/2021	$(714)	$697	$697
NOM	1.650	12/31/2019	01/02/2020	23,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(23,519)	23,200	23,202

Total Repurchase Agreements						$(24,233)	$23,897	$23,899

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$697	$0	$0	$697	$(714)	$(17)
NOM	23,202	0	0	23,202	(23,519)	(317)

Total Borrowings and Other Financing Transactions	$23,899	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(6,500) at a weighted average interest rate of 1.778%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2022	0.724%	$2,600	$440	$(166)	$274	$0	$(2)
General Electric Co.	1.000	Quarterly	06/20/2024	0.766	7,750	(18)	98	80	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2024	0.857	4,200	(68)	98	30	0	0
Navient Corp.	5.000	Quarterly	06/20/2022	0.852	6,000	392	221	613	0	(7)

Total Swap Agreements						$746	$251	$997	$0	$(15)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0		$(15)	$(15)

Cash of $12,216 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2020	EUR	354	$391	$0	$(6)

Total Forward Foreign Currency Contracts					$0	$(6)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	46,400	$(23)	$(75)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	46,400	(26)	(6)

Total Written Options						$(49)	$(81)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Petroleos Mexicanos	1.000%	Quarterly	06/20/2022	1.211%	$5,000	$(252)	$228	$0	$(24)

GST	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.555	500	43	12	55	0

Total Swap Agreements							$(209)	$240	$55	$(24)

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(6)
BPS	$0	$0	$0	$0	$(6)	$(81)	$0	$(87)	$(87)	$0	$(87)
CBK	0	0	0	0	0	0	(24)	(24)	(24)	32	8
GST	0	0	55	55	0	0	0	0	55	0	55

Total Over the Counter	$0	$0	$55	$55	$(6)	$(81)	$(24)	$(111)

(j)

Securities with an aggregate market value of $32 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$55	$0	$0	$0	$55

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$0	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Written Options	0	81	0	0	0	81
Swap Agreements	0	24	0	0	0	24

	$0	$105	$0	$6	$0	$111

	$0	$120	$0	$6	$0	$126

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$166	$166
Futures	0	0	0	0	8,028	8,028
Swap Agreements	0	(251)	0	0	119	(132)

	$0	$(251)	$0	$0	$8,313	$8,062

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(791)	$0	$(791)
Written Options	0	28	0	0	0	28
Swap Agreements	0	259	0	0	0	259

	$0	$287	$0	$(791)	$0	$(504)

	$0	$36	$0	$(791)	$8,313	$7,558

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(19)	$(19)
Futures	0	0	0	0	(2,802)	(2,802)
Swap Agreements	0	591	0	0	0	591

	$0	$591	$0	$0	$(2,821)	$(2,230)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Written Options	0	(39)	0	0	0	(39)
Swap Agreements	0	9	0	0	0	9

	$0	$(30)	$0	$26	$0	$(4)

	$0	$561	$0	$26	$(2,821)	$(2,234)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,241	$12,438	$22,679
Corporate Bonds & Notes
Banking & Finance	0	553,314	0	553,314
Industrials	0	257,125	0	257,125
Utilities	0	27,510	0	27,510
Municipal Bonds & Notes
California	0	5,251	0	5,251
Florida	0	8,435	0	8,435
Illinois	0	8,260	0	8,260
New Jersey	0	8,821	0	8,821
New York	0	8,411	0	8,411
Texas	0	6,549	0	6,549
Virginia	0	5,958	0	5,958
West Virginia	0	3,681	0	3,681
U.S. Government Agencies	0	1,281,840	0	1,281,840
U.S. Treasury Obligations	0	213,324	0	213,324
Non-Agency Mortgage-Backed Securities	0	152,021	0	152,021
Asset-Backed Securities	0	318,472	0	318,472
Sovereign Issues	0	19,234	0	19,234
Preferred Securities
Banking & Finance	0	28,281	0	28,281

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Industrials	$0	$8,338	$0	$8,338
Short-Term Instruments
Repurchase Agreements	0	23,897	0	23,897
U.S. Treasury Bills	0	30	0	30

Total Investments	$0	$2,948,993	$12,438	$2,961,431

Financial Derivative Instruments - Assets
Over the counter	$0	$55	$0	$55

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(15)	0	(15)
Over the counter	0	(111)	0	(111)

	$0	$(126)	$0	$(126)

Total Financial Derivative Instruments	$0	$(71)	$0	$(71)

Totals	$0	$2,948,922	$12,438	$2,961,360

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

58	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Qatar National Bank SAQ
2.799% (LIBOR03M + 0.900%) due 12/22/2020 «~	$1,000	$1,002

Total Loan Participations and Assignments (Cost $997)		1,002

CORPORATE BONDS & NOTES 66.8%

BANKING & FINANCE 33.7%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	2,000	2,002

AerCap Ireland Capital DAC
3.950% due 02/01/2022	250	258
4.450% due 12/16/2021	500	521
4.625% due 10/30/2020	1,800	1,836
5.000% due 10/01/2021	500	524

Air Lease Corp.
2.500% due 03/01/2021	600	603
2.750% due 01/15/2023	1,300	1,317
3.500% due 01/15/2022	1,400	1,439
4.750% due 03/01/2020	500	502

Aircastle Ltd.
5.125% due 03/15/2021	1,000	1,033
5.500% due 02/15/2022	2,200	2,340

Ally Financial, Inc.
4.125% due 02/13/2022	200	207
4.625% due 05/19/2022	300	315
7.500% due 09/15/2020	200	208
8.000% due 03/15/2020	400	404

American Tower Corp.
2.250% due 01/15/2022	600	602
2.800% due 06/01/2020	500	502
3.300% due 02/15/2021	400	405
3.375% due 05/15/2024	1,000	1,038
3.450% due 09/15/2021	400	409

Aozora Bank Ltd.
2.750% due 03/09/2020	800	801
3.810% due 09/07/2021	3,300	3,369

Assurant, Inc.
3.197% (US0003M + 1.250%) due 03/26/2021 ~	67	67

Athene Global Funding
3.138% (US0003M + 1 .230%) due 07/01/2022 ~	2,500	2,535

Aviation Capital Group LLC
2.857% (US0003M + 0.950%) due 06/01/2021 ~	350	352
2.875% due 01/20/2022	2,820	2,840
4.125% due 08/01/2025	400	418
6.750% due 04/06/2021	500	527
7.125% due 10/15/2020	750	778

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	600	649

Axis Bank Ltd.
3.250% due 05/21/2020	700	702

Banco Santander Chile
2.740% (US0003M + 0.800%) due 07/25/2020 ~	600	600
3.114% (US0003M + 1.200%) due 11/28/2021 ~	3,000	3,037

Barclays PLC
4.338% due 05/16/2024 •	3,800	4,006

BGC Partners, Inc.
5.125% due 05/27/2021	250	258

BOC Aviation Ltd.
2.375% due 09/15/2021	200	200
2.952% (US0003M + 1.050%) due 05/02/2021 ~	500	502
3.000% due 03/30/2020	450	451
3.000% due 05/23/2022	500	504
3.072% (US0003M + 1.125%) due 09/26/2023 ~	1,700	1,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
6.500% due 06/17/2022	$400	$433

CIT Group, Inc.
5.000% due 08/15/2022	100	106

Citibank N.A.
2.844% due 05/20/2022 •(d)	3,000	3,037

Citigroup, Inc.
2.886% (US0003M + 0.950%) due 07/24/2023 ~	200	202

CK Hutchison International Ltd.
3.250% due 04/11/2024	3,100	3,182

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	250	260

Danske Bank A/S
2.947% (US0003M + 1.060%) due 09/12/2023 ~	1,400	1,397
3.001% due 09/20/2022 •	2,950	2,974

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	1,000	1,000
2.951% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,811

Five Corners Funding Trust
4.419% due 11/15/2023	400	434

Ford Motor Credit Co. LLC
2.881% (US0003M + 0.880%) due 10/12/2021 ~	200	198
4.250% due 09/20/2022	1,625	1,681
5.750% due 02/01/2021	500	516

General Motors Financial Co., Inc.
2.862% (US0003M + 0.850%) due 04/09/2021 ~	1,000	1,002
3.550% due 07/08/2022	1,500	1,544
3.700% due 11/24/2020	1,000	1,012

Goldman Sachs Group, Inc.
2.707% (US0003M + 0.780%) due 10/31/2022 ~	1,100	1,108
3.000% due 04/26/2022	1,000	1,013
3.046% (US0003M + 1.110%) due 04/26/2022 ~	1,000	1,010
3.601% (US0003M + 1.600%) due 07/15/2020 ~	1,000	1,006

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	2,000	2,145

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	3,500	3,500
2.847% (US0003M + 0.940%) due 03/02/2021 ~	300	302
3.550% due 05/21/2021	230	234

Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	504

HSBC Holdings PLC
2.904% (US0003M + 1.000%) due 05/18/2024 ~	500	504
3.600% due 05/25/2023	1,700	1,774
3.950% due 05/18/2024 •	2,000	2,104

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,000	1,005

ICICI Bank Ltd.
3.125% due 08/12/2020	1,465	1,470

ING Groep NV
3.111% (US0003M + 1.150%) due 03/29/2022 ~	1,500	1,521

International Lease Finance Corp.
8.250% due 12/15/2020	200	211
8.625% due 01/15/2022	500	563

JPMorgan Chase & Co.
3.207% due 04/01/2023 •	600	614

LeasePlan Corp. NV
2.875% due 10/24/2024	3,500	3,499

Lloyds Bank PLC
2.250% due 08/14/2022	1,000	1,005
6.500% due 09/14/2020	1,175	1,207

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,800	2,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022	$1,000	$1,014
2.665% due 07/25/2022	500	507
2.796% (US0003M + 0.860%) due 07/26/2023 ~	2,000	2,016

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	200	200
3.406% due 02/28/2022	500	511

Mizuho Financial Group, Inc.
2.601% due 09/11/2022	3,000	3,039

Morgan Stanley
2.750% due 05/19/2022	400	407

Nationwide Building Society
3.622% due 04/26/2023 •	1,600	1,646
6.250% due 02/25/2020	150	151

Navient Corp.
5.000% due 10/26/2020	800	813
5.875% due 03/25/2021	200	207
6.500% due 06/15/2022	400	435
6.625% due 07/26/2021	1,200	1,272
7.250% due 01/25/2022	500	544
8.000% due 03/25/2020	832	842

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,600	1,597
2.391% (US0003M + 0.390%) due 07/13/2020 ~	700	700
2.558% (US0003M + 0.630%) due 09/21/2021 ~	500	501
2.651% (US0003M + 0.650%) due 07/13/2022 ~	1,680	1,677

ORIX Corp.
2.650% due 04/13/2021	500	503
2.900% due 07/18/2022	500	510
2.950% due 07/23/2020	500	502
3.200% due 01/19/2022	2,000	2,038

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	400	406
5.250% due 08/15/2022	2,800	2,991

Piper Jaffray Cos.
4.740% due 10/15/2021	200	200
5.200% due 10/15/2023	600	599

QNB Finance Ltd.
2.875% due 04/29/2020	273	274
2.902% (US0003M + 1.000%) due 05/02/2022 ~	2,000	2,005
3.251% (US0003M + 1.350%) due 02/12/2020 ~	700	701
3.351% (US0003M + 1.450%) due 08/11/2021 ~	600	606

Reckson Operating Partnership LP
7.750% due 03/15/2020	2,000	2,022

Royal Bank of Scotland Group PLC
3.380% (US0003M + 1.470%) due 05/15/2023 ~	1,400	1,416
3.497% (US0003M + 1.550%) due 06/25/2024 ~	400	406
4.519% due 06/25/2024 •	2,100	2,231

Santander Holdings USA, Inc.
4.450% due 12/03/2021	200	208

Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	808

Santander UK PLC
3.400% due 06/01/2021	1,000	1,021

SBA Tower Trust
3.156% due 10/10/2045	1,600	1,603

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,018

SL Green Operating Partnership LP
2.884% (US0003M + 0.980%) due 08/16/2021 ~	200	200

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,510	2,527
3.000% due 07/15/2022	200	204
3.550% due 04/15/2024	1,500	1,558
4.125% due 07/15/2023	900	947

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
6.125% due 05/15/2022	$1,300	$1,399
7.750% due 10/01/2021	800	870
8.250% due 12/15/2020	1,150	1,209

Standard Chartered PLC
2.744% due 09/10/2022 •	3,000	3,021

Starwood Property Trust, Inc.
3.625% due 02/01/2021	1,000	1,009

State Bank of India
2.816% (US0003M + 0.850%) due 01/20/2020 ~	700	702
2.993% (US0003M + 0.950%) due 04/06/2020 ~	1,300	1,301

Synchrony Financial
2.850% due 07/25/2022	1,700	1,721

UBS Group AG
3.439% due 02/01/2022 •	1,700	1,740

		149,250

INDUSTRIALS 27.0%

AbbVie, Inc.
2.300% due 11/21/2022	2,000	2,011

Altria Group, Inc.
3.490% due 02/14/2022	1,000	1,029

Anheuser-Busch North American Holding Corp.
3.750% due 01/15/2022	2,500	2,570

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	921

Bacardi Ltd.
4.500% due 01/15/2021	3,000	3,064

BAT Capital Corp.
2.764% due 08/15/2022	2,600	2,638

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	1,400	1,406

Boston Scientific Corp.
3.450% due 03/01/2024	500	523

Broadcom Corp.
2.375% due 01/15/2020	1,200	1,200
3.000% due 01/15/2022	2,200	2,232

Broadcom, Inc.
4.250% due 04/15/2026	600	638

Central Nippon Expressway Co. Ltd.
2.716% due 03/03/2022 •	500	503
2.744% (US0003M + 0.850%) due 09/14/2021 ~	500	503
2.849% due 03/03/2022	1,000	1,012

Charter Communications Operating LLC
3.559% (US0003M + 1.650%) due 02/01/2024 ~	1,300	1,338
3.579% due 07/23/2020	500	503
4.464% due 07/23/2022	1,500	1,576
4.500% due 02/01/2024	500	538

Cigna Corp.
3.750% due 07/15/2023	1,000	1,049

Conagra Brands, Inc.
4.300% due 05/01/2024	500	538
4.600% due 11/01/2025	500	552

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	1,294	1,363

Cox Communications, Inc.
3.250% due 12/15/2022	300	309

Crown Castle Towers LLC
3.222% due 05/15/2042	800	809

CVS Health Corp.
2.605% (US0003M + 0.720%) due 03/09/2021 ~	1,500	1,510
3.350% due 03/09/2021	425	432

Daimler Finance North America LLC
2.550% due 08/15/2022	4,200	4,231

Dell International LLC
4.420% due 06/15/2021	600	617
4.900% due 10/01/2026	1,100	1,211
5.450% due 06/15/2023	500	542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
3.625% due 03/15/2022	$900	$922

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	1,050	1,050

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~	300	301

EMC Corp.
2.650% due 06/01/2020	1,750	1,752

Energy Transfer LP
7.500% due 10/15/2020	142	146

Energy Transfer Operating LP
4.250% due 03/15/2023	500	522

EQT Corp.
2.679% (US0003M + 0.770%) due 10/01/2020 ~	3,000	2,992

Equifax, Inc.
2.780% (US0003M + 0.870%) due 08/15/2021 ~	800	803
3.600% due 08/15/2021	1,200	1,228

Fortune Brands Home & Security, Inc.
3.000% due 06/15/2020	1,480	1,485

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~	500	502

General Electric Co.
2.700% due 10/09/2022	800	811
4.375% due 09/16/2020	500	508

General Mills, Inc.
6.610% due 10/15/2022	500	516

Hyundai Capital America
2.600% due 03/19/2020	1,000	1,001
2.967% (US0003M + 0.940%) due 07/08/2021 ~	900	903
3.450% due 03/12/2021	1,750	1,772

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,700	1,718
3.750% due 07/21/2022	2,700	2,780

Kansas City Southern
3.000% due 05/15/2023	1,100	1,125
3.125% due 06/01/2026	700	715

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	436	441

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,520	1,517

Las Vegas Sands Corp.
2.900% due 06/25/2025	500	506
3.500% due 08/18/2026	2,000	2,058

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	117	121

Lear Corp.
5.250% due 01/15/2025	2,800	2,878

Mead Johnson Nutrition Co.
3.000% due 11/15/2020	103	104

Micron Technology, Inc.
4.185% due 02/15/2027	1,800	1,927

Mylan NV
3.150% due 06/15/2021	3,100	3,141
3.750% due 12/15/2020	100	102

NXP BV
4.125% due 06/01/2021	2,200	2,256
4.625% due 06/15/2022	2,000	2,108

Occidental Petroleum Corp.
3.360% (US0003M + 1.450%) due 08/15/2022 ~	4,600	4,625

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	1,411	1,433
6.000% due 04/07/2023	1,000	1,095

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	850	863
3.450% due 07/01/2024	1,000	1,039

Reynolds American, Inc.
4.000% due 06/12/2022	700	729

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockies Express Pipeline LLC
5.625% due 04/15/2020	$4,265	$4,317

Ryder System, Inc.
2.875% due 06/01/2022	900	914

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,700	1,747
6.250% due 03/15/2022	500	537

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	800	815

Spirit AeroSystems, Inc.
2.694% (US0003M + 0.800%) due 06/15/2021 ~	1,276	1,273
3.950% due 06/15/2023	1,600	1,650

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	438	442

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	1,000	1,033

Syngenta Finance NV
3.698% due 04/24/2020	2,700	2,709
3.933% due 04/23/2021	1,500	1,526

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	1,000	1,006

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	519	504

Time Warner Cable LLC
5.000% due 02/01/2020	500	501

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	1,700	1,758

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~	1,558	1,558
4.400% due 03/15/2024	2,000	2,125

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,050	1,067

Woodside Finance Ltd.
3.650% due 03/05/2025	100	104
3.700% due 09/15/2026	200	208
4.600% due 05/10/2021	1,800	1,843

Woolworths Group Ltd.
4.000% due 09/22/2020	300	304

ZF North America Capital, Inc.
4.000% due 04/29/2020	3,133	3,148

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	500	510

		119,462

UTILITIES 6.1%

AT&T, Inc.
2.799% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,110
3.000% due 06/30/2022	500	511
3.067% (US0003M + 1.180%) due 06/12/2024 ~	2,000	2,036

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	2,985	2,986

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	200

Duke Energy Corp.
2.409% (US0003M + 0.500%) due 05/14/2021 ~	600	602

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	531
6.400% due 09/15/2020	200	206

Edison International
2.125% due 04/15/2020	3,300	3,302

Enel Finance International NV
4.250% due 09/14/2023	200	212

FirstEnergy Corp.
2.850% due 07/15/2022	970	986

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	1,500	1,509

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	2,000	2,007

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Electric Co.
5.200% due 04/01/2020	$1,000	$1,007

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	280	284

Sempra Energy
2.501% (US0003M + 0.500%) due 01/15/2021 ~	2,500	2,500

Sprint Communications, Inc.
6.000% due 11/15/2022	400	420

Sprint Corp.
7.250% due 09/15/2021	3,100	3,284
7.875% due 09/15/2023	400	442

Verizon Communications, Inc.
3.010% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,024

Vodafone Group PLC
2.991% (US0003M + 0.990%) due 01/16/2024 ~	1,400	1,418

Wisconsin Electric Power Co.
2.050% due 12/15/2024	300	300

		26,877

Total Corporate Bonds & Notes (Cost $292,173)		295,589

U.S. GOVERNMENT AGENCIES 17.9%

Fannie Mae
4.000% due 09/01/2039 - 03/01/2047	1,408	1,489
5.000% due 04/01/2033 - 09/01/2047	3,827	4,041
5.150% due 05/01/2035	48	49
5.350% due 02/01/2035 - 01/01/2038	615	647
5.450% due 04/01/2036	137	146
5.500% due 12/01/2028 - 07/01/2050	2,611	2,807
6.000% due 09/01/2028 - 04/01/2048	1,897	2,055
6.500% due 03/01/2026 - 09/01/2048	873	954

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	10	10
4.500% due 07/01/2020 - 07/01/2021	7	7
5.000% due 12/01/2020 - 02/01/2038	941	996
5.400% due 09/01/2037 - 11/01/2038	561	604
5.490% due 10/01/2038	31	33
5.500% due 11/01/2021 - 06/01/2047	3,308	3,521
5.550% due 06/01/2037 - 07/01/2037	238	257
5.650% due 01/01/2037	42	46
6.000% due 02/01/2028 - 06/01/2037	754	803
6.500% due 08/01/2022 - 10/17/2038	676	747
7.000% due 05/01/2029 - 10/01/2037	101	104

Ginnie Mae
2.740% due 08/16/2039 •	8	8
3.000% due 11/20/2046	190	196
3.500% due 05/20/2042 - 09/20/2044	417	429
3.700% due 04/15/2042	210	220
3.740% due 03/20/2042 - 07/20/2042	270	278
3.750% due 04/15/2042 - 03/20/2044	267	280
4.000% due 04/20/2040 - 06/20/2043	2,082	2,123
4.500% due 08/20/2038 - 11/20/2048	2,040	2,142
5.000% due 02/20/2039	12	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.350% due 12/15/2036 - 01/15/2038	$724	$776
5.400% due 12/20/2038 - 06/20/2039	314	334
5.500% due 03/20/2034 - 08/20/2041	614	645
6.000% due 09/20/2038	78	85
6.500% due 09/20/2025 - 07/20/2039	114	122
7.000% due 09/15/2024 - 06/20/2039	696	741

Uniform Mortgage-Backed Security
3.500% due 05/01/2049	3,349	3,442
4.250% due 11/01/2035 - 01/01/2036	331	347
4.750% due 09/01/2034 - 04/01/2036	755	811
5.340% due 09/01/2029	70	76
5.500% due 05/01/2021	2	2
6.000% due 06/01/2031	3	4
6.500% due 09/01/2021 - 02/01/2022	4	4

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050	22,300	22,589
4.000% due 02/01/2050 - 03/01/2050	23,400	24,344

Total U.S. Government Agencies (Cost $79,278)		79,327

U.S. TREASURY OBLIGATIONS 12.5%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 04/15/2023	6,734	6,839
0.750% due 07/15/2028	5,024	5,287

U.S. Treasury Notes
1.500% due 08/31/2021	15,200	15,175
1.500% due 10/31/2024	23,500	23,285
1.750% due 07/31/2021	4,900	4,912

Total U.S. Treasury Obligations (Cost $55,433)		55,498

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.3%

AREIT Trust
2.760% due 09/14/2036 •	500	500

Bancorp Commercial Mortgage Trust
2.740% due 03/15/2036 •	483	484
2.815% due 09/15/2036 •	497	498

Bear Stearns Adjustable Rate Mortgage Trust
4.544% due 02/25/2033 ~	2	2

Bear Stearns ALT-A Trust
1.952% due 02/25/2034 •	1,485	1,439
4.413% due 05/25/2035 ~	57	58

Brass PLC
2.806% due 11/16/2066 •	400	400

Chase Mortgage Finance Trust
4.255% due 02/25/2037 ~	890	932

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.992% due 01/25/2036 •	92	89
2.022% due 10/25/2035 •	420	421
2.092% due 08/25/2035 •	48	48

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	196	196

Countrywide Alternative Loan Trust
1.932% due 06/25/2037 •	100	95

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	196	197

Credit Suisse Mortgage Capital Trust
3.318% due 12/25/2059 ~	1,500	1,501
3.319% due 10/27/2059 ~	1,991	1,992

Exantas Capital Corp. Ltd.
2.737% due 04/15/2036 •	1,100	1,101

First Horizon Alternative Mortgage Securities Trust
4.165% due 02/25/2035 ~	447	447

GSR Mortgage Loan Trust
3.690% due 08/25/2033 •	145	149
4.704% due 09/25/2035 ~	14	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Holmes Master Issuer PLC
2.421% due 10/15/2054 •	$1,474	$1,474

Impac CMB Trust
2.432% due 03/25/2035 •	187	184

JPMBB Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	311

JPMorgan Chase Commercial Mortgage Securities Trust
3.190% due 12/15/2031 •	2,000	2,000

JPMorgan Mortgage Trust
4.492% due 07/25/2035 ~	496	508

Lanark Master Issuer PLC
2.669% due 12/22/2069 •	2,080	2,086

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,424	2,426

MASTR Adjustable Rate Mortgages Trust
4.606% due 04/21/2034 ~	37	38

Merrill Lynch Mortgage Investors Trust
2.252% due 04/25/2029 •	329	323
4.120% due 12/25/2035 ~	538	535

MF1 2019-FL2 Ltd.
2.922% due 12/25/2034 •	2,000	2,005

Morgan Stanley Mortgage Loan Trust
2.512% due 11/25/2035 •	755	745

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,898	3,901
4.500% due 05/25/2058 ~	235	248

Nomura Resecuritization Trust
4.100% due 04/26/2037 ~	131	133

PFP Ltd.
2.710% due 04/14/2036 •	2,500	2,504

Sequoia Mortgage Trust
1.965% due 07/20/2036 •	1,529	1,493
2.425% due 06/20/2033 •	3	3
2.436% due 11/22/2024 •	3	3

Silverstone Master Issuer PLC
2.536% due 01/21/2070 •	183	183

Structured Asset Mortgage Investments Trust
2.344% due 07/19/2034 •	7	8
2.424% due 09/19/2032 •	15	15

Thornburg Mortgage Securities Trust
4.459% due 04/25/2045 ~	107	108

VMC Finance LLC
2.657% due 10/15/2035 •	1,904	1,904

WaMu Mortgage Pass-Through Certificates Trust
2.102% due 01/25/2045 •	21	20
2.192% due 06/25/2044 •	891	874
2.222% due 10/25/2045 •	165	164
3.219% due 06/25/2046 •	46	46
3.612% due 07/25/2037 ^~	629	576
4.666% due 06/25/2033 ~	3	3

Wells Fargo-RBS Commercial Mortgage Trust
3.187% due 06/15/2044 •	1,287	1,297

Total Non-Agency Mortgage-Backed Securities (Cost $36,548)		36,681

ASSET-BACKED SECURITIES 10.0%

ACE Securities Corp. Home Equity Loan Trust
2.467% due 05/25/2035 •	201	201

Apidos CLO
2.946% due 01/19/2025 •	3	3

Arbor Realty Commercial Real Estate Notes Ltd.
2.890% due 05/15/2037 •	300	300

Asset-Backed Securities Corp. Home Equity Loan Trust
2.602% due 06/25/2034 •	95	94

Barings BDC Static CLO Ltd.
3.021% due 04/15/2027 •	1,438	1,438

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	238	239

Bear Stearns Asset-Backed Securities Trust
2.282% due 09/25/2035 •	1,465	1,463
2.592% due 10/27/2032 •	38	37
2.692% due 08/25/2034 •	719	707

Bear Stearns Second Lien Trust
3.142% due 01/25/2036 •	1,539	1,544

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	61

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BlueMountain CLO Ltd.
3.331% due 04/13/2027 •	$208	$208

Cent CLO Ltd.
3.258% due 10/29/2025 •	147	147

Chase Funding Trust
2.392% due 07/25/2033 •	210	206

CIFC Funding Ltd.
2.800% due 10/25/2027 •	300	299

Countrywide Asset-Backed Certificates
2.242% due 03/25/2036 •	$275	$266

Countrywide Asset-Backed Certificates Trust
2.492% due 11/25/2035 •	962	966

Crown Point CLO Ltd.
2.942% due 07/17/2028 •	700	697

Drug Royalty LP
5.153% due 07/15/2023 •	9	9

Dryden Senior Loan Fund
2.886% due 10/15/2027 •	300	300

Finance America Mortgage Loan Trust
2.617% due 08/25/2034 •	181	182

First Franklin Mortgage Loan Trust
1.952% due 04/25/2036 •	1,737	1,693
2.542% due 11/25/2034 •	242	242
2.722% due 07/25/2034 •	897	900

Greystone Commercial Real Estate Notes Ltd.
3.442% due 09/15/2037 •	1,000	1,002

GSAA Home Equity Trust
2.062% due 07/25/2037 •	517	506

GSAMP Trust
2.052% due 06/25/2036 •	1,000	975

LCM LP
3.006% due 10/20/2027 •	500	498

LoanCore Issuer Ltd.
2.870% due 05/15/2036 •	600	600

Navient Private Education Loan Trust
2.940% due 12/15/2028 •	484	487

New Century Home Equity Loan Trust
2.722% due 11/25/2034 •	534	536

NovaStar Mortgage Funding Trust
2.452% due 01/25/2036 •	1,000	999

Ocean Trails CLO
3.151% due 07/15/2028 •	1,500	1,500

Palmer Square Loan Funding Ltd.
2.936% due 04/20/2027 •	1,425	1,425

RAAC Trust
2.342% due 01/25/2046 •	1,000	996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.662% due 05/25/2035 •	$192	$192
2.842% due 06/25/2035 •	1,528	1,532
2.887% due 03/25/2035 •	253	251

Saxon Asset Securities Trust
2.512% due 05/25/2035 •	195	189

Securitized Asset-Backed Receivables LLC Trust
2.467% due 01/25/2035 •	265	262

SLM Student Loan Trust
2.690% due 04/25/2023 •	460	452
3.440% due 04/25/2023 •	281	282
3.640% due 07/25/2023 •	242	244

SMB Private Education Loan Trust
2.980% due 07/15/2027	1,068	1,074

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	214	217

Soundview Home Loan Trust
2.467% due 06/25/2035 •	961	960

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	592	594

Starwood Waypoint Homes Trust
2.690% due 01/17/2035 •	939	938

Structured Asset Investment Loan Trust
2.342% due 09/25/2034 •	1,980	1,949

Structured Asset Securities Corp. Mortgage Loan Trust
1.927% due 07/25/2036 •	1,406	1,382

Towd Point Mortgage Trust
2.392% due 02/25/2057 •	463	463
2.792% due 10/25/2059 •	1,904	1,911
3.000% due 11/25/2058 ~	1,025	1,032
3.000% due 11/25/2059 ~	2,538	2,546

Tralee CLO Ltd.
3.076% due 10/20/2028 •	1,000	995

Venture CLO Ltd.
2.992% due 04/20/2029 •	2,100	2,098

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	736	739

WhiteHorse Ltd.
2.932% due 04/17/2027 •	769	769
3.162% due 07/17/2026 •	194	194

Zais CLO Ltd.
3.151% due 04/15/2028 •	1,500	1,500

Total Asset-Backed Securities (Cost $44,261)		44,430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Export-Import Bank of India
2.750% due 04/01/2020	$800	$801
2.895% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,000

Total Sovereign Issues (Cost $1,796)		1,801

	SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
5.406% (US0003M + 3.470%) due 01/30/2020 ~(b)	761,000	769

Total Preferred Securities (Cost $760)		769

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

COMMERCIAL PAPER 0.5%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	$2,200	2,197

REPURCHASE AGREEMENTS (c) 0.3%
		1,274

Total Short-Term Instruments (Cost $3,471)		3,471

Total Investments in Securities (Cost $514,717)		518,568

Total Investments 117.1% (Cost $514,717)		$518,568

Financial Derivative Instruments (e)(f) (0.1)% (Cost or Premiums, net $(1,935))		(240)

Other Assets and Liabilities, net (17.0)%		(75,392)

Net Assets 100.0%		$442,936

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

62	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$1,274	U.S. Treasury Notes 2.750% due 09/15/2021	$(1,305)	$1,274	$1,274

Total Repurchase Agreements						$(1,305)	$1,274	$1,274

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
RDR	2.000%	12/16/2019	01/16/2020	$(2,883)	$(2,886)

Total Reverse Repurchase Agreements					$(2,886)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,274	$0	$0	$0	$1,274	$(1,305)	$(31)
RDR	0	(2,886)	0	0	(2,886)	3,037	151

Total Borrowings and Other Financing Transactions	$1,274	$(2,886)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,886)	$0	$0	$(2,886)

Total Borrowings	$0	$(2,886)	$0	$0	$(2,886)

Payable for reverse repurchase agreements					$(2,886)

(d)	Securities with an aggregate market value of $3,037 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(18,162) at a weighted average interest rate of 2.112%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	63

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$104.500	02/21/2020	5	$10	$0	$0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	104.625	02/21/2020	19	38	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	104.750	02/21/2020	14	28	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	104.875	02/21/2020	125	250	1	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.000	02/21/2020	10	20	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.500	02/21/2020	20	40	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.625	02/21/2020	9	18	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.750	02/21/2020	36	72	1	0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	128.000	02/21/2020	323	323	3	1

Total Purchased Options					$5	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2020	1,413	$	304,502	$(151)	$66	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2020	273	$	(32,380)	$112	$6	$0
U.S. Treasury 10-Year Note March Futures	03/2020	4		(514)	4	1	0
U.S. Treasury 10-Year Ultra March Futures	03/2020	122		(17,166)	219	21	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	33		(5,995)	169	38	0

					$504	$66	$0

Total Futures Contracts					$353	$132	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$12,276	$(843)	$(362)	$(1,205)	$4	$0
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	23,300	(438)	(178)	(616)	2	0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	3,000	(80)	1	(79)	1	0

					$(1,361)	$(539)	$(1,900)	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2026	$14,200	$(509)	$(553)	$(1,062)	$25	$0
Receive(4)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030	3,400	(18)	108	90	11	0

						$(527)	$(445)	$(972)	$36	$0

Total Swap Agreements						$(1,888)	$(984)	$(2,872)	$43	$0

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$132	$43	$176	$0	$0	$0	$0

Cash of $1,840 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	3,703		$2,514	$0	$(85)
	01/2020		$1,043	JPY	113,900	6	0

BPS	01/2020	EUR	509		$562	0	(9)
	01/2020		$1,566	EUR	1,400	5	0

BRC	01/2020		2,852		2,569	31	0

CBK	01/2020		7,786	JPY	845,300	0	(5)

MYI	01/2020	EUR	15,484		$17,121	0	(255)

SSB	01/2020		$80	JPY	8,691	0	0

Total Forward Foreign Currency Contracts						$42	$(354)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	01/15/2020	20,300	$(12)	$(26)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	6,900	(3)	(11)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.725	02/19/2020	6,900	(5)	(1)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	02/19/2020	7,500	(4)	(12)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	7,500	(4)	(1)

CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	5,600	(7)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.000	01/15/2020	2,100	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	6,800	(4)	0

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	01/15/2020	11,900	(5)	(15)

FBF	Call - OTC CDX.IG-33 5-Year Index	Buy	0.450	01/15/2020	20,200	(4)	(11)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.900	01/15/2020	1,400	(2)	0

Total Written Options						$(52)	$(77)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	65

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.220%	Maturity	01/02/2020	$	3,500	$0	$3	$3	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.200	Maturity	01/22/2020		4,500	0	(21)	0	(21)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.250	Maturity	01/27/2020		9,090	0	(5)	9	(14)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.090	Maturity	02/10/2020		3,200	0	(4)	0	(4)

Total Swap Agreements									$0	$(27)	$12	$(39)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(3)
BOA	$6	$0	$0	$6	$(85)	$(38)	$0	$(123)	$(117)	$0	$(117)
BPS	5	0	12	17	(9)	(13)	(39)	(61)	(44)	0	(44)
BRC	31	0	0	31	0	0	0	0	31	0	31
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
DUB	0	0	0	0	0	(15)	0	(15)	(15)	(20)	(35)
FBF	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
MYI	0	0	0	0	(255)	0	0	(255)	(255)	0	(255)

Total Over the Counter	$42	$0	$12	$54	$(354)	$(77)	$(39)	$(470)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	132	132
Swap Agreements	0	7	0	0	36	43

	$0	$7	$0	$0	$169	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42	$0	$42
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$42	$12	$54

	$0	$7	$0	$42	$181	$230

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$354	$0	$354
Written Options	0	77	0	0	0	77
Swap Agreements	0	0	0	0	39	39

	$0	$77	$0	$354	$39	$470

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	(1,549)	(1,549)
Swap Agreements	0	(801)	0	0	(1,892)	(2,693)

	$0	$(801)	$0	$0	$(3,448)	$(4,249)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$324	$0	$324
Written Options	0	70	0	0	483	553
Swap Agreements	0	0	0	0	589	589

	$0	$70	$0	$324	$1,072	$1,466

	$0	$(731)	$0	$324	$(2,376)	$(2,783)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	821	821
Swap Agreements	0	(77)	0	0	1,820	1,743

	$0	$(77)	$0	$0	$2,637	$2,560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)
Written Options	0	(52)	0	0	(37)	(89)
Swap Agreements	0	0	0	0	(568)	(568)

	$0	$(52)	$0	$(5)	$(605)	$(662)

	$0	$(129)	$0	$(5)	$2,032	$1,898

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,002	$1,002
Corporate Bonds & Notes
Banking & Finance	0	149,250	0	149,250
Industrials	0	119,462	0	119,462
Utilities	0	26,877	0	26,877
U.S. Government Agencies	0	79,327	0	79,327
U.S. Treasury Obligations	0	55,498	0	55,498
Non-Agency Mortgage-Backed Securities	0	36,681	0	36,681
Asset-Backed Securities	0	44,430	0	44,430
Sovereign Issues	0	1,801	0	1,801
Preferred Securities
Banking & Finance	0	769	0	769
Short-Term Instruments
Commercial Paper	0	2,197	0	2,197
Repurchase Agreements	0	1,274	0	1,274

Total Investments	$0	$517,566	$1,002	$518,568

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$132	$44	$0	$176
Over the counter	0	54	0	54

	$132	$98	$0	$230

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(470)	$0	$(470)

Total Financial Derivative Instruments	$132	$(372)	$0	$(240)

Totals	$132	$517,194	$1,002	$518,328

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	67

Schedule of Investments PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.5%

CORPORATE BONDS & NOTES 61.5%

BANKING & FINANCE 41.6%

Aircastle Ltd.
5.125% due 03/15/2021	$250	$258

Ally Financial, Inc.
4.125% due 03/30/2020	100	100
7.500% due 09/15/2020	200	208

Aviation Capital Group LLC
2.606% (US0003M + 0.670%) due 07/30/2021 ~	247	247

Barclays PLC
3.250% due 01/12/2021	500	505

Canadian Imperial Bank of Commerce
2.341% (SOFRRATE + 0.800%) due 03/17/2023 ~	500	502

Credit Agricole Corporate & Investment Bank S.A.
2.533% due 10/03/2021 •	500	501

DBS Group Holdings Ltd.
2.560% (US0003M + 0.620%) due 07/25/2022 ~	500	502

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	536

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~	500	501

NTT Finance Corp.
1.900% due 07/21/2021	500	499

ORIX Corp.
2.950% due 07/23/2020	200	201

PNC Bank N.A.
2.403% (US0003M + 0.450%) due 07/22/2022 ~	500	501

Skandinaviska Enskilda Banken AB
2.532% (US0003M + 0.645%) due 12/12/2022 ~	500	502

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020	500	502

UBS Group AG
3.766% due 04/14/2021 •	500	510

WEA Finance LLC
3.250% due 10/05/2020	500	504

		7,079

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 18.1%

BMW U.S. Capital LLC
2.531% (US0003M + 0.530%) due 04/14/2022 ~	$500	$501

Delta Air Lines, Inc.
2.600% due 12/04/2020	500	502

Komatsu Finance America, Inc.
2.118% due 09/11/2020	400	399

Reckitt Benckiser Treasury Services PLC
2.495% (US0003M + 0.560%) due 06/24/2022 ~	200	200

RELX Capital, Inc.
3.125% due 10/15/2022	400	412

Syngenta Finance NV
3.698% due 04/24/2020	400	401

Telefonica Emisiones S.A.
5.462% due 02/16/2021	151	157

Woodside Finance Ltd.
4.600% due 05/10/2021	500	512

		3,084

UTILITIES 1.8%

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	301	310

Total Corporate Bonds & Notes (Cost $10,466)		10,473

U.S. GOVERNMENT AGENCIES 16.6%

Fannie Mae
2.242% due 03/25/2049	989	984
2.292% due 05/25/2046 •	476	476

Freddie Mac
2.190% due 09/25/2049	989	984

Ginnie Mae
2.215% due 02/20/2049 •	381	381

Total U.S. Government Agencies (Cost $2,818)		2,825

ASSET-BACKED SECURITIES 10.3%

Golden Credit Card Trust
2.090% due 10/15/2023 •	500	500

Navient Private Education Refi Loan Trust
2.390% due 05/15/2068	196	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program Trust
3.540% due 11/26/2027		$458	$462
3.670% due 08/25/2027		100	101

Tesla Auto Lease Trust
2.130% due 04/20/2022		500	500

Total Asset-Backed Securities (Cost $1,757)			1,759

SHORT-TERM INSTRUMENTS 20.1%

COMMERCIAL PAPER 2.9%

DXC Capital Funding Ltd.
2.330% due 02/28/2020		500	498

JAPAN TREASURY BILLS 3.7%
(0.159)% due 01/20/2020 (b)(c)	JPY	68,000	626

MEXICO TREASURY BILLS 4.1%
7.236% due 01/16/2020 - 02/06/2020 (b)(c)	MXN	13,200	695

U.S. TREASURY BILLS 9.4%
1.550% due 04/02/2020 (a)(b)(c)		$1,600	1,594

Total Short-Term Instruments (Cost $3,401)			3,413

Total Investments in Securities (Cost $18,442)			18,470

Total Investments 108.5% (Cost $18,442)			$18,470

Financial Derivative Instruments (d) (0.1)% (Cost or Premiums, net $0)			(13)

Other Assets and Liabilities, net (8.4)%			(1,440)

Net Assets 100.0%			$17,017

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(43) at a weighted average interest rate of 2.125%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2020	JPY	46,000	$421	$0	$(3)

CBK	01/2020		22,000	201	0	(1)
	01/2020	MXN	7,400	388	0	(3)
	02/2020		5,800	300	0	(6)

Total Forward Foreign Currency Contracts					$0	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
CBK	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)

Total Over the Counter	$0	$0	$0	$0	$(13)	$0	$0	$(13)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13)	$0	$(13)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,079	$0	$7,079
Industrials	0	3,084	0	3,084
Utilities	0	310	0	310
U.S. Government Agencies	0	2,825	0	2,825
Asset-Backed Securities	0	1,759	0	1,759
Short-Term Instruments
Commercial Paper	0	498	0	498
Japan Treasury Bills	0	626	0	626
Mexico Treasury Bills	0	695	0	695

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
U.S. Treasury Bills	$0	$1,594	$0	$1,594

Total Investments	$0	$18,470	$0	$18,470

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(13)	$0	$(13)

Total Financial Derivative Instruments	$0	$(13)	$0	$(13)

Totals	$0	$18,457	$0	$18,457

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	69

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.5%

CORPORATE BONDS & NOTES 59.7%

BANKING & FINANCE 35.9%

ABN AMRO Bank NV
2.376% (US0003M + 0.410%) due 01/19/2021 ~	$5,420	$5,432
2.489% (US0003M + 0.570%) due 08/27/2021 ~	29,650	29,778

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	5,240	5,246

AerCap Ireland Capital DAC
4.250% due 07/01/2020	30,925	31,239
4.500% due 05/15/2021	19,446	20,072
4.625% due 10/30/2020	56,951	58,095

AIA Group Ltd.
2.428% (US0003M + 0.520%) due 09/20/2021 ~	40,835	40,870

AIG Global Funding
2.389% (US0003M + 0.480%) due 07/02/2020 ~	6,208	6,220
2.407% (US0003M + 0.460%) due 06/25/2021 ~	8,900	8,936

Air Lease Corp.
2.125% due 01/15/2020	51,818	51,815
3.375% due 06/01/2021	1,700	1,729
4.750% due 03/01/2020	24,036	24,133

Aircastle Ltd.
5.125% due 03/15/2021	7,206	7,445
7.625% due 04/15/2020	15,017	15,240

Ally Financial, Inc.
4.125% due 03/30/2020	2,100	2,110

American Express Co.
2.266% (US0003M + 0.330%) due 10/30/2020 ~	5,500	5,508
2.519% (US0003M + 0.620%) due 05/20/2022 ~	37,000	37,249
2.519% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,281

American Honda Finance Corp.
2.181% (US0003M + 0.290%) due 12/10/2021 ~	33,000	33,016
2.360% (US0003M + 0.450%) due 02/15/2022 ~	29,600	29,705
2.487% (US0003M + 0.540%) due 06/27/2022 ~	53,300	53,594

American Tower Corp.
2.800% due 06/01/2020	16,555	16,604

Aozora Bank Ltd.
2.750% due 03/09/2020	2,800	2,802

Athene Global Funding
2.750% due 04/20/2020	3,904	3,912
3.106% (US0003M + 1.140%) due 04/20/2020 ~	42,885	43,005
3.138% (US0003M + 1.230%) due 07/01/2022 ~	35,659	36,151

AvalonBay Communities, Inc.
2.431% (US0003M + 0.430%) due 01/15/2021 ~	7,575	7,574

Aviation Capital Group LLC
2.606% (US0003M + 0.670%) due 07/30/2021 ~	13,655	13,658
2.857% (US0003M + 0.950%) due 06/01/2021 ~	34,025	34,180
6.750% due 04/06/2021	5,930	6,249
7.125% due 10/15/2020	11,236	11,661

Axis Bank Ltd.
3.250% due 05/21/2020	10,854	10,879

Banco Santander Chile
2.500% due 12/15/2020	4,143	4,147

Bank of America Corp.
2.559% (US0003M + 0.650%) due 10/01/2021 ~	32,300	32,396

Barclays Bank PLC
2.444% (US0003M + 0.460%) due 01/11/2021 ~	2,275	2,278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.544% (US0003M + 0.650%) due 08/07/2020 ~	$1,308	$1,311
2.650% due 01/11/2021	3,100	3,120

Barclays PLC
2.875% due 06/08/2020	5,804	5,820
3.200% due 08/10/2021	2,905	2,947
3.284% (US0003M + 1.380%) due 05/16/2024 ~	19,000	19,227
4.011% (US0003M + 2.110%) due 08/10/2021 ~	8,141	8,336

BNZ International Funding Ltd.
2.400% due 02/21/2020	2,500	2,501
2.595% (US0003M + 0.700%) due 02/21/2020 ~	20,650	20,670
2.874% (US0003M + 0.980%) due 09/14/2021 ~	13,000	13,147

BOC Aviation Ltd.
2.952% (US0003M + 1.050%) due 05/02/2021 ~	15,215	15,285
3.000% due 03/30/2020	17,683	17,704

Canadian Imperial Bank of Commerce
2.341% (SOFRRATE + 0.800%) due 03/17/2023 ~	54,700	54,904

Caterpillar Financial Services Corp.
2.165% (US0003M + 0.280%) due 09/07/2021 ~	14,000	14,007
2.185% (US0003M + 0.300%) due 03/08/2021 ~	10,000	10,016
2.420% (US0003M + 0.510%) due 05/15/2023 ~	8,400	8,426

Citibank N.A.
2.499% (US0003M + 0.600%) due 05/20/2022 ~	94,300	94,683

Citigroup, Inc.
2.425% (SOFRRATE + 0.870%) due 11/04/2022 ~	1,500	1,508
2.930% (US0003M + 1.023%) due 06/01/2024 ~	37,800	38,261
2.955% (US0003M + 1.070%) due 12/08/2021 ~	13,000	13,177
3.092% (US0003M + 1.190%) due 08/02/2021 ~	8,200	8,313

Cooperatieve Rabobank UA
2.840% (US0003M + 0.830%) due 01/10/2022 ~	45,000	45,480

Credit Suisse AG
2.100% due 11/12/2021	26,000	26,122

Credit Suisse Group AG
3.127% (US0003M + 1.240%) due 06/12/2024 ~	5,000	5,062

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	6,700	6,761
3.450% due 04/16/2021	7,000	7,120
4.293% (US0003M + 2.290%) due 04/16/2021 ~	11,900	12,202

Danske Bank A/S
2.000% due 09/08/2021	11,453	11,405
2.200% due 03/02/2020	18,980	18,980
2.417% (US0003M + 0.510%) due 03/02/2020 ~	76,840	76,866
2.750% due 09/17/2020	21,158	21,224
2.800% due 03/10/2021	3,475	3,500
3.001% due 09/20/2022 •	1,500	1,512

DBS Group Holdings Ltd.
2.560% (US0003M + 0.620%) due 07/25/2022 ~	58,530	58,822

Delphi Financial Group, Inc.
7.875% due 01/31/2020	3,805	3,821

Dexia Credit Local S.A.
2.248% (US0003M + 0.320%) due 09/29/2020 ~	35,000	35,067

DNB Bank ASA
2.279% (US0003M + 0.370%) due 10/02/2020 ~	11,000	11,020
2.527% (US0003M + 0.620%) due 12/02/2022 ~	58,500	58,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.977% (US0003M + 1.070%) due 06/02/2021 ~	$11,600	$11,741

Emirates NBD Bank PJSC
2.701% (US0003M + 0.800%) due 02/12/2020 ~	3,100	3,103
3.486% (US0003M + 1.550%) due 01/26/2020 ~	11,525	11,554

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	1,540	1,540
2.951% (US0003M + 0.950%) due 04/16/2022 ~	4,500	4,528

First Gulf Bank PJSC
2.625% due 02/24/2020	4,950	4,955

Ford Motor Credit Co. LLC
2.332% (US0003M + 0.430%) due 11/02/2020 ~	3,500	3,481
2.865% (US0003M + 0.930%) due 09/24/2020 ~	58,100	58,189
3.012% (US0003M + 1.000%) due 01/09/2020 ~	26,675	26,679
4.593% (US0003M + 2.550%) due 01/07/2021 ~	13,600	13,797
8.125% due 01/15/2020	6,510	6,522

General Motors Financial Co., Inc.
2.448% (US0003M + 0.540%) due 11/06/2020 ~	5,608	5,599
2.450% due 11/06/2020	10,026	10,051
2.862% (US0003M + 0.850%) due 04/09/2021 ~	26,023	26,080
3.008% (US0003M + 1.100%) due 11/06/2021 ~	36,422	36,534
3.536% (US0003M + 1.550%) due 01/14/2022 ~	3,700	3,738
3.700% due 11/24/2020	1,057	1,070

Goldman Sachs Bank USA
2.150% due 05/24/2021 •	28,200	28,215

Goldman Sachs Group, Inc.
2.707% (US0003M + 0.780%) due 10/31/2022 ~	1,538	1,549
3.046% (US0003M + 1.110%) due 04/26/2022 ~	30,550	30,862
3.080% (US0003M + 1.170%) due 11/15/2021 ~	52,932	53,352
3.300% (US0003M + 1.360%) due 04/23/2021 ~	19,400	19,660
5.375% due 03/15/2020	1,300	1,309

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	9,585	9,585
2.395% (US0003M + 0.500%) due 05/21/2020 ~	18,246	18,267
2.400% due 06/15/2020	21,800	21,803
2.847% (US0003M + 0.940%) due 03/02/2021 ~	37,600	37,828
3.550% due 05/21/2021	4,200	4,278

Hitachi Capital UK PLC
2.589% (US0003M + 0.690%) due 11/20/2020 ~	4,200	4,205

HSBC Holdings PLC
2.504% (US0003M + 0.600%) due 05/18/2021 ~	27,930	27,960
2.537% (US0003M + 0.650%) due 09/11/2021 ~	73,217	73,385
2.904% (US0003M + 1.000%) due 05/18/2024 ~	6,000	6,052
3.543% (US0003M + 1.500%) due 01/05/2022 ~	68,373	69,747

HSBC USA, Inc.
2.750% due 08/07/2020	1,500	1,507

HSH Portfoliomanagement AoeR
2.229% (US0003M + 0.330%) due 09/18/2020 ~	1,000	1,002
2.233% (US0003M + 0.330%) due 11/19/2021 ~	10,000	10,053

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	26,328	26,376
3.000% due 03/06/2022	299	302

ICICI Bank Ltd.
3.125% due 08/12/2020	4,130	4,145

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/18/2020	$8,430	$8,447
5.750% due 11/16/2020	3,344	3,434

ING Bank NV
2.874% (US0003M + 0.970%) due 08/17/2020 ~	2,000	2,011

ING Groep NV
3.111% (US0003M + 1.150%) due 03/29/2022 ~	21,700	22,003

International Lease Finance Corp.
4.625% due 04/15/2021	14,166	14,609
8.250% due 12/15/2020	11,424	12,079

Jackson National Life Global Funding
2.236% (US0003M + 0.300%) due 04/27/2020 ~	19,400	19,415
2.301% (US0003M + 0.300%) due 10/15/2020 ~	17,400	17,425
2.368% (US0003M + 0.480%) due 06/11/2021 ~	1,700	1,707
2.677% (US0003M + 0.730%) due 06/27/2022 ~	25,750	26,034

John Deere Capital Corp.
2.377% (US0003M + 0.490%) due 06/13/2022 ~	27,000	27,126
2.435% (US0003M + 0.550%) due 06/07/2023 ~	18,000	18,071

JPMorgan Chase & Co.
2.435% (US0003M + 0.550%) due 03/09/2021 ~	39,141	39,155
2.509% (US0003M + 0.610%) due 06/18/2022 ~	67,000	67,279
3.387% (US0003M + 1.480%) due 03/01/2021 ~	12,595	12,765

JPMorgan Chase Bank N.A.
2.199% (US0003M + 0.290%) due 02/01/2021 ~	27,885	27,891
2.273% (US0003M + 0.370%) due 02/19/2021 ~	2,300	2,301
2.276% (US0003M + 0.340%) due 04/26/2021 ~	17,305	17,315

KEB Hana Bank
2.645% (US0003M + 0.700%) due 10/02/2022 ~	21,130	21,217
2.768% (US0003M + 0.725%) due 04/05/2020 ~	35,000	35,031
2.769% (US0003M + 0.875%) due 09/14/2022 ~	6,800	6,859

Lloyds Bank PLC
2.384% (US0003M + 0.490%) due 05/07/2021 ~	46,400	46,562

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~	8,800	8,851

Macquarie Bank Ltd.
3.048% (US0003M + 1.120%) due 07/29/2020 ~	51,650	51,953

MassMutual Global Funding
2.025% (US0003M + 0.125%) due 03/04/2021 ~	3,700	3,696

Metropolitan Life Global Funding
2.040% (SOFRRATE + 0.500%) due 05/28/2021 ~	58,100	58,227
2.110% due 09/07/2020 •	40,000	40,081

Mitsubishi UFJ Financial Group, Inc.
2.585% (US0003M + 0.700%) due 03/07/2022 ~	13,600	13,660
2.647% (US0003M + 0.740%) due 03/02/2023 ~	16,000	16,051
2.730% (US0003M + 0.790%) due 07/25/2022 ~	50,336	50,668
2.819% (US0003M + 0.920%) due 02/22/2022 ~	33,789	34,093
2.947% (US0003M + 1.060%) due 09/13/2021 ~	42,556	43,027

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.500% due 03/09/2020	31,800	31,837
2.750% due 10/21/2020	14,278	14,347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
2.737% (US0003M + 0.850%) due 09/13/2023 ~	$26,520	$26,635
2.768% (US0003M + 0.880%) due 09/11/2022 ~	47,100	47,512
2.841% (US0003M + 0.840%) due 07/16/2023 ~	39,623	39,800
2.854% (US0003M + 0.940%) due 02/28/2022 ~	24,990	25,213

Morgan Stanley
2.372% (SOFRRATE + 0.830%) due 06/10/2022 ~	1,000	1,006
2.883% (US0003M + 0.930%) due 07/22/2022 ~	62,460	63,064
3.146% (US0003M + 1.180%) due 01/20/2022 ~	74,309	74,998

MUFG Union Bank N.A.
2.252% (SOFRRATE + 0.710%) due 12/09/2022 ~	21,050	21,108

Nationwide Building Society
2.350% due 01/21/2020 (d)	1,481	1,481
6.250% due 02/25/2020	5,583	5,617

NatWest Markets PLC
3.361% (US0003M + 1.400%) due 09/29/2022 ~	56,900	57,749

Natwest Markets PLC
5.625% due 08/24/2020	3,171	3,242

New York Life Global Funding
2.233% (US0003M + 0.280%) due 01/21/2022 ~	34,000	34,082
2.441% (US0003M + 0.440%) due 07/12/2022 ~	30,000	30,127

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	17,660	17,627
2.351% (US0003M + 0.390%) due 09/28/2020 ~	11,446	11,451
2.351% due 09/28/2020 •	3,200	3,201
2.391% (US0003M + 0.390%) due 07/13/2020 ~	8,000	8,004
2.414% (US0003M + 0.520%) due 03/15/2021 ~	7,200	7,203
2.558% (US0003M + 0.630%) due 09/21/2021 ~	25,337	25,361
2.651% (US0003M + 0.650%) due 07/13/2022 ~	9,550	9,531
2.651% due 09/28/2022 •	9,850	9,832
2.891% (US0003M + 0.890%) due 01/13/2022 ~	43,745	43,972

Nordea Bank Abp
2.384% (US0003M + 0.470%) due 05/29/2020 ~	9,000	9,016

NRW Bank
2.029% (US0003M + 0.120%) due 02/01/2022 ~	27,000	27,133

NTT Finance Corp.
2.491% (US0003M + 0.530%) due 06/29/2020 ~	107,066	107,212

PNC Bank N.A.
2.403% (US0003M + 0.450%) due 07/22/2022 ~	111,900	112,127

Protective Life Global Funding
2.481% (US0003M + 0.520%) due 06/28/2021 ~	10,000	10,048

Qatari Diar Finance QSC
5.000% due 07/21/2020	15,425	15,684

QNB Finance Ltd.
2.875% due 04/29/2020	9,650	9,671
3.207% (US0003M + 1.320%) due 12/06/2021 ~(f)	8,400	8,478
3.244% (US0003M + 1.350%) due 02/07/2020 ~	11,400	11,414
3.251% (US0003M + 1.350%) due 02/12/2020 ~	61,100	61,216
3.264% (US0003M + 1.350%) due 05/31/2021 ~	55,657	56,060
3.573% (US0003M + 1.570%) due 07/18/2021 ~	11,400	11,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckson Operating Partnership LP
7.750% due 03/15/2020	$33,067	$33,433

Reliance Standard Life Global Funding
2.500% due 01/15/2020	5,000	5,000

Royal Bank of Canada
2.398% (US0003M + 0.470%) due 04/29/2022 ~	34,000	34,179

Royal Bank of Scotland Group PLC
3.380% (US0003M + 1.470%) due 05/15/2023 ~	52,482	53,084

Santander Holdings USA, Inc.
2.650% due 04/17/2020	46,037	46,091

Santander UK Group Holdings PLC
2.875% due 10/16/2020	12,095	12,163

Santander UK PLC
2.125% due 11/03/2020	1,010	1,011
2.202% (US0003M + 0.300%) due 11/03/2020 ~	500	500
2.527% (US0003M + 0.620%) due 06/01/2021 ~	38,418	38,560
2.570% (US0003M + 0.660%) due 11/15/2021 ~	33,942	34,118

SBA Tower Trust
2.877% due 07/15/2046	6,000	6,026

Skandinaviska Enskilda Banken AB
2.334% (US0003M + 0.430%) due 05/17/2021 ~	15,000	15,039
2.532% (US0003M + 0.645%) due 12/12/2022 ~	65,700	65,906

SL Green Operating Partnership LP
2.884% (US0003M + 0.980%) due 08/16/2021 ~	13,800	13,803

Standard Chartered PLC
2.744% due 09/10/2022 •	4,500	4,531
3.050% due 01/15/2021	2,920	2,945
3.091% (US0003M + 1.200%) due 09/10/2022 ~	31,300	31,562

State Bank of India
2.993% (US0003M + 0.950%) due 04/06/2020 ~	57,109	57,160

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,500	3,506

Sumitomo Mitsui Banking Corp.
2.371% (US0003M + 0.370%) due 10/16/2020 ~	56,400	56,485

Sumitomo Mitsui Financial Group, Inc.
2.743% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,520
2.781% (US0003M + 0.780%) due 07/12/2022 ~	40,065	40,311
2.954% (US0003M + 0.970%) due 01/11/2022 ~	12,000	12,119
3.111% (US0003M + 1.110%) due 07/14/2021 ~	14,389	14,562
3.565% (US0003M + 1.680%) due 03/09/2021 ~	6,000	6,100

Svenska Handelsbanken AB
2.380% (US0003M + 0.470%) due 05/24/2021 ~	9,700	9,733

Synchrony Bank
2.586% (US0003M + 0.625%) due 03/30/2020 ~	31,575	31,601

Synchrony Financial
2.700% due 02/03/2020	13,195	13,200
3.132% (US0003M + 1.230%) due 02/03/2020 ~	3,100	3,103

Toronto-Dominion Bank
2.170% (US0003M + 0.270%) due 03/17/2021 ~	28,000	28,030

Toyota Motor Credit Corp.
2.304% due 05/17/2022 •	13,250	13,293

UBS AG
2.387% (US0003M + 0.480%) due 12/01/2020 ~	15,881	15,923

UBS Group AG
2.860% (US0003M + 0.950%) due 08/15/2023 ~	37,500	37,758

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.439% due 02/01/2022 •	$1,340	$1,372
3.766% due 04/14/2021 •	31,190	31,783

United Overseas Bank Ltd.
2.414% (US0003M + 0.480%) due 04/23/2021 ~	13,000	13,044

Wells Fargo & Co.
2.831% (US0003M + 0.930%) due 02/11/2022 ~	21,102	21,250
3.046% (US0003M + 1.110%) due 01/24/2023 ~	18,200	18,445

Wells Fargo Bank N.A.
2.539% (US0003M + 0.620%) due 05/27/2022 ~	60,600	60,873
2.545% (US0003M + 0.660%) due 09/09/2022 ~	64,415	64,779

		4,924,467

INDUSTRIALS 19.9%

AbbVie, Inc.
2.355% (US0003M + 0.460%) due 11/19/2021 ~	33,600	33,675
2.545% (US0003M + 0.650%) due 11/21/2022 ~	33,800	33,981

Allergan Funding SCS
3.000% due 03/12/2020	51,237	51,276
3.142% (US0003M + 1.255%) due 03/12/2020 ~	76,731	76,880

Altria Group, Inc.
2.625% due 01/14/2020	5,000	5,001

Amgen, Inc.
2.351% (US0003M + 0.450%) due 05/11/2020 ~	21,408	21,437

Apple, Inc.
2.251% (US0003M + 0.350%) due 05/11/2022 ~	100	101

AutoNation, Inc.
5.500% due 02/01/2020	2,853	2,860

BAT Capital Corp.
2.499% due 08/14/2020 •	88,376	88,540
2.790% (US0003M + 0.880%) due 08/15/2022 ~	46,600	46,850

Bayer U.S. Finance LLC
2.577% (US0003M + 0.630%) due 06/25/2021 ~	39,197	39,331
3.000% due 10/08/2021	5,100	5,165
3.500% due 06/25/2021	27,300	27,798

Becton Dickinson and Co.
2.404% due 06/05/2020	12,700	12,714

BMW Finance NV
2.691% (US0003M + 0.790%) due 08/12/2022 ~	32,000	32,246

BMW U.S. Capital LLC
2.411% (US0003M + 0.410%) due 04/12/2021 ~	26,799	26,849
2.423% (US0003M + 0.380%) due 04/06/2020 ~	4,040	4,043
2.531% (US0003M + 0.530%) due 04/14/2022 ~	12,000	12,030
2.683% (US0003M + 0.640%) due 04/06/2022 ~	18,334	18,423

Bristol-Myers Squibb Co.
2.284% (US0003M + 0.380%) due 05/16/2022 ~	56,600	56,801

Broadcom Corp.
2.375% due 01/15/2020	191,432	191,442

Campbell Soup Co.
2.394% (US0003M + 0.500%) due 03/16/2020 ~	1,600	1,601

Central Nippon Expressway Co. Ltd.
2.370% (US0003M + 0.460%) due 02/15/2022 ~	19,800	19,786
2.381% due 09/17/2020	5,500	5,505
2.431% (US0003M + 0.540%) due 08/04/2020 ~	34,400	34,446
2.451% (US0003M + 0.560%) due 11/02/2021 ~	21,250	21,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.716% due 03/03/2022 •	$70,960	$71,415
2.744% (US0003M + 0.850%) due 09/14/2021 ~	22,050	22,192
2.874% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,006
2.914% (US0003M + 1.000%) due 05/28/2021 ~	31,000	31,246
3.004% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,633

Charter Communications Operating LLC
3.579% due 07/23/2020	101,228	101,881

Cigna Corp.
2.550% (US0003M + 0.650%) due 09/17/2021 ~	51,000	51,003
3.200% due 09/17/2020	2,871	2,894

Conagra Brands, Inc.
2.512% (US0003M + 0.500%) due 10/09/2020 ~	31,376	31,427
2.703% (US0003M + 0.750%) due 10/22/2020 ~	5,678	5,679
3.800% due 10/22/2021	8,780	9,060

Constellation Brands, Inc.
2.610% (US0003M + 0.700%) due 11/15/2021 ~	40,415	40,422

CVS Health Corp.
2.515% (US0003M + 0.630%) due 03/09/2020 ~	1,652	1,653
2.605% (US0003M + 0.720%) due 03/09/2021 ~	8,700	8,755

D.R. Horton, Inc.
4.000% due 02/15/2020	12,076	12,103

Daimler Finance North America LLC
2.250% due 03/02/2020	2,685	2,686
2.331% (US0003M + 0.430%) due 02/12/2021 ~	10,775	10,784
2.452% (US0003M + 0.550%) due 05/04/2021 ~	43,938	44,006
2.561% (US0003M + 0.670%) due 11/05/2021 ~	47,000	47,213
2.742% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,215
2.779% (US0003M + 0.880%) due 02/22/2022 ~	39,900	40,212
2.810% (US0003M + 0.900%) due 02/15/2022 ~	27,000	27,217

Dell International LLC
4.420% due 06/15/2021	85,821	88,320

Delta Air Lines, Inc.
2.600% due 12/04/2020	3,644	3,655

Deutsche Telekom International Finance BV
2.582% (US0003M + 0.580%) due 01/17/2020 ~	60,615	60,630

Discovery Communications LLC
2.800% due 06/15/2020	26,572	26,643

Dominion Energy Gas Holdings LLC
2.494% (US0003M + 0.600%) due 06/15/2021 ~	44,900	45,088

Enbridge, Inc.
2.594% (US0003M + 0.700%) due 06/15/2020 ~	12,250	12,271

Energy Transfer Operating LP
7.500% due 10/15/2020	6,089	6,329

EQT Corp.
2.679% (US0003M + 0.770%) due 10/01/2020 ~	500	499

Expedia Group, Inc.
5.950% due 08/15/2020	6,500	6,645

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	550	559

Fortune Brands Home & Security, Inc.
3.000% due 06/15/2020	15,937	15,993

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~	10,700	10,749

General Electric Co.
2.500% due 03/28/2020	5,700	5,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.801% (US0003M + 0.800%) due 04/15/2020 ~	$2,890	$2,894

General Mills, Inc.
6.610% due 10/15/2022	10,800	11,153

General Motors Co.
2.694% (US0003M + 0.800%) due 08/07/2020 ~	25,570	25,610
2.791% (US0003M + 0.900%) due 09/10/2021 ~	1,906	1,907

GlaxoSmithKline Capital PLC
2.259% (US0003M + 0.350%) due 05/14/2021 ~	6,400	6,414

Goodrich Corp.
4.875% due 03/01/2020	10,000	10,044

Hewlett Packard Enterprise Co.
2.567% (US0003M + 0.680%) due 03/12/2021 ~	11,500	11,545
2.763% (US0003M + 0.720%) due 10/05/2021 ~	21,200	21,203
3.600% due 10/15/2020	13,500	13,654

Hyundai Capital America
2.450% due 06/15/2021	1,700	1,702
2.550% due 04/03/2020	8,620	8,624
2.600% due 03/19/2020	29,895	29,915
2.699% due 09/18/2020 •	8,500	8,519
2.707% (US0003M + 0.820%) due 03/12/2021 ~	3,330	3,338
2.708% (US0003M + 0.800%) due 04/03/2020 ~	5,203	5,209
2.750% due 09/18/2020	13,385	13,433
2.899% (US0003M + 1.000%) due 09/18/2020 ~	8,238	8,267
2.967% due 07/08/2021 •	4,700	4,713
3.000% due 10/30/2020	4,412	4,440
3.000% due 03/18/2021	11,077	11,161
3.450% due 03/12/2021	11,654	11,798

Imperial Brands Finance PLC
2.950% due 07/21/2020	37,021	37,129

Japan Tobacco, Inc.
2.000% due 04/13/2021	9,000	8,982

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	6,873	6,908

Kraft Heinz Foods Co.
2.471% (US0003M + 0.570%) due 02/10/2021 ~	21,627	21,663
2.800% due 07/02/2020	2,157	2,161

L3Harris Technologies, Inc.
2.416% (US0003M + 0.480%) due 04/30/2020 ~	4,900	4,903

Marriott International, Inc.
2.507% (US0003M + 0.600%) due 12/01/2020 ~	45,100	45,254
2.535% (US0003M + 0.650%) due 03/08/2021 ~	12,158	12,206

Martin Marietta Materials, Inc.
2.549% (US0003M + 0.650%) due 05/22/2020 ~	10,506	10,519

McDonald’s Corp.
2.366% (US0003M + 0.430%) due 10/28/2021 ~	13,400	13,446

Mylan NV
3.150% due 06/15/2021	12,000	12,158
3.750% due 12/15/2020	3,250	3,315

NXP BV
4.125% due 06/01/2021	3,600	3,691

Occidental Petroleum Corp.
2.854% (US0003M + 0.950%) due 02/08/2021 ~	59,570	59,960
3.360% (US0003M + 1.450%) due 08/15/2022 ~	76,804	77,222

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	13,350	13,352
3.200% due 07/15/2020	19,000	19,083
3.650% due 07/29/2021	1,200	1,228

Phillips 66
2.517% (US0003M + 0.600%) due 02/26/2021 ~	7,905	7,905

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.751% (US0003M + 0.750%) due 04/15/2020 ~	$8,300	$8,303

QUALCOMM, Inc.
2.449% (US0003M + 0.550%) due 05/20/2020 ~	37,684	37,740

Reckitt Benckiser Treasury Services PLC
2.495% (US0003M + 0.560%) due 06/24/2022 ~	31,650	31,732

Reynolds American, Inc.
3.250% due 06/12/2020	1,851	1,860

Rockies Express Pipeline LLC
5.625% due 04/15/2020	10,700	10,832

Spectra Energy Partners LP
2.592% (US0003M + 0.700%) due 06/05/2020 ~	1,744	1,747

Syngenta Finance NV
3.698% due 04/24/2020	1,800	1,806

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	4,800	4,800

Time Warner Cable LLC
5.000% due 02/01/2020	40,068	40,144

Tyson Foods, Inc.
2.345% (US0003M + 0.450%) due 08/21/2020 ~	16,290	16,308
2.457% (US0003M + 0.550%) due 06/02/2020 ~	31,286	31,330

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~	20,700	20,703

VMware, Inc.
2.300% due 08/21/2020	24,965	25,003

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	8,562	8,574
2.675% (US0003M + 0.770%) due 11/13/2020 ~	89,215	89,587
2.795% (US0003M + 0.860%) due 09/24/2021 ~	15,000	15,109
2.841% (US0003M + 0.940%) due 11/12/2021 ~	20,100	20,281
3.875% due 11/13/2020	1,910	1,941

Vulcan Materials Co.
2.494% (US0003M + 0.600%) due 06/15/2020 ~	13,090	13,104

Walt Disney Co.
2.297% (US0003M + 0.390%) due 09/01/2022 ~	28,900	29,088

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~	18,200	18,203

Woolworths Group Ltd.
4.000% due 09/22/2020	1,325	1,341

ZF North America Capital, Inc.
4.000% due 04/29/2020	800	804

Zoetis, Inc.
2.339% (US0003M + 0.440%) due 08/20/2021 ~	1,400	1,402

		2,735,215

UTILITIES 3.9%

AT&T, Inc.
2.651% (US0003M + 0.650%) due 01/15/2020 ~	1,400	1,400
2.657% (US0003M + 0.750%) due 06/01/2021 ~	26,300	26,463
2.799% (US0003M + 0.890%) due 02/15/2023 ~	35,185	35,490
2.951% (US0003M + 0.950%) due 07/15/2021 ~	34,881	35,222

BP Capital Markets America, Inc.
2.553% (US0003M + 0.650%) due 09/19/2022 ~	26,000	26,139

BP Capital Markets PLC
2.764% (US0003M + 0.870%) due 09/16/2021 ~	21,500	21,742

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	6,000	6,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Edison Co. of New York, Inc.
2.347% (US0003M + 0.400%) due 06/25/2021 ~	$49,481	$49,627

Duke Energy Corp.
2.409% (US0003M + 0.500%) due 05/14/2021 ~	2,195	2,204
2.538% (US0003M + 0.650%) due 03/11/2022 ~	25,000	25,180

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	841	865

Entergy Corp.
5.125% due 09/15/2020	1,000	1,014

Exelon Generation Co. LLC
2.950% due 01/15/2020	4,369	4,370

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	5,136	5,159

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	50,725	51,026

Mississippi Power Co.
2.597% (US0003M + 0.650%) due 03/27/2020 ~	21,267	21,275

NextEra Energy Capital Holdings, Inc.
2.411% (US0003M + 0.450%) due 09/28/2020 ~	1,000	1,002
2.464% (US0003M + 0.550%) due 08/28/2021 ~	2,300	2,300
2.630% (US0003M + 0.720%) due 02/25/2022 ~	2,300	2,320
3.342% due 09/01/2020	10,000	10,089

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	8,800	8,806

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	2,102	2,133

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~	19,833	19,844
2.400% due 03/15/2020	1,000	1,000
2.501% (US0003M + 0.500%) due 01/15/2021 ~	500	500

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	12,850	12,852
2.375% due 04/12/2020	13,150	13,155
2.500% due 04/28/2020	30,520	30,544

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~	44,294	44,306

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	4,062	4,062

TECO Finance, Inc.
5.150% due 03/15/2020	5,545	5,579

Verizon Communications, Inc.
2.894% (US0003M + 1.000%) due 03/16/2022 ~	33,300	33,867
3.010% (US0003M + 1.100%) due 05/15/2025 ~	24,300	24,876

		530,414

Total Corporate Bonds & Notes (Cost $8,165,073)		8,190,096

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2017
2.477% (US0001M + 0.780%) due 04/01/2047 ~	27,950	28,059

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.301% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,350	7,437

Total Municipal Bonds & Notes (Cost $35,301)		35,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 8.6%

Fannie Mae
2.008% due 01/25/2037 •	$515	$514
2.042% due 05/25/2037 •	28	28
2.092% due 12/25/2045 •	3,738	3,718
2.101% due 08/25/2044 •	6,125	6,116
2.108% due 08/25/2049 •	29,246	29,269
2.122% due 02/25/2037 •	81	81
2.131% due 10/25/2044 - 12/25/2048 •	40,490	40,407
2.142% due 11/25/2036 •	101	100
2.145% due 04/18/2028 - 09/18/2031 •	911	904
2.181% due 07/25/2044 - 09/25/2049 •	26,204	26,183
2.192% due 06/25/2026 •	179	179
2.202% due 09/25/2035 •	469	469
2.212% due 03/25/2037 •	338	337
2.231% due 07/25/2046 •	15,248	15,219
2.242% due 02/25/2038 - 06/25/2059 •	12,236	12,271
2.245% due 05/18/2032 •	160	161
2.281% due 07/25/2046 •	10,832	10,858
2.292% due 06/25/2031 - 08/25/2059 •	98,783	98,763
2.295% due 03/18/2032 •	136	137
2.472% due 12/25/2037 •	529	535
2.492% due 05/25/2037 •	105	106
2.542% due 03/25/2037 - 02/25/2040 •	130	133
2.566% due 04/25/2023 •	848	851
2.572% due 02/25/2038 •	977	994
2.642% due 07/25/2038 •	105	107
2.692% due 03/25/2032 •	29	29
4.402% due 05/01/2038 •	503	527
4.622% due 01/01/2036 •	3,856	4,071

FDIC Structured Sale Guaranteed Notes
2.209% due 11/29/2037 •	34	34

Freddie Mac
1.990% due 11/15/2036 - 01/15/2040 •	38	38
1.997% due 11/25/2024 •	5,634	5,604
2.060% due 02/15/2037 •	1,196	1,190
2.101% due 05/15/2038 •	4,317	4,312
2.111% due 05/15/2041 •	4,817	4,814
2.131% due 03/15/2037 - 03/15/2043 •	79,256	78,978
2.160% due 04/15/2041 •	310	311
2.181% due 12/15/2042 - 11/15/2044 •	11,023	10,992
2.190% due 04/15/2049 - 09/25/2049 •	45,584	45,399
2.201% due 06/15/2044 •	16,604	16,566
2.231% due 12/15/2037 •	2,931	2,923
2.240% due 07/15/2039 - 12/25/2049 •	17,284	17,278
2.250% due 10/07/2024	74,000	74,003
2.300% due 10/22/2024	58,000	58,019
4.530% due 09/01/2037 •	2,898	3,064

Ginnie Mae
1.974% due 06/20/2066 •	2,320	2,314
2.020% due 05/20/2063 •	944	943
2.109% due 06/20/2046 •	44,230	44,123
2.124% due 08/20/2065 •	27,461	27,341
2.144% due 06/20/2061 - 10/20/2066 •	408	408
2.165% due 07/20/2049 •	18,982	18,977
2.174% due 10/20/2062 •	5,519	5,502
2.215% due 03/20/2049 - 06/20/2049 •	58,617	58,640
2.244% due 06/20/2067 •	1,879	1,875
2.274% due 03/20/2061 - 07/20/2067 •	9,845	9,837
2.324% due 04/20/2062 •	3,824	3,825
2.374% due 05/20/2065 - 10/20/2065 •	14,645	14,641
2.424% due 12/20/2064 - 10/20/2065 •	24,107	24,124
2.474% due 02/20/2062 •	5,427	5,444

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	73

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.524% due 12/20/2065 - 08/20/2066 •	$13,011	$13,070
2.554% due 09/20/2066 •	2,155	2,167
2.574% due 05/20/2066 - 07/20/2066 •	12,954	13,035
2.604% due 08/20/2066 •	1,289	1,298
2.694% due 07/20/2065 •	6,074	6,135
2.774% due 01/20/2066 •	5,851	5,933
2.824% due 02/20/2066 •	14,994	15,235
3.245% due 12/20/2068 •	11,256	11,092
3.487% due 06/20/2067 •	7,750	7,857
3.629% due 04/20/2067 •	2,256	2,285
6.000% due 12/15/2033	20	23
6.500% due 11/15/2033 - 09/15/2034	22	25
7.000% due 01/15/2024 - 07/15/2032	88	88
7.500% due 07/15/2024 - 06/15/2028	63	66

NCUA Guaranteed Notes
2.068% due 12/07/2020 •	517	517
2.183% due 11/05/2020 •	3,708	3,709
2.273% due 12/08/2020 •	1,681	1,682

Uniform Mortgage-Backed Security
2.500% due 11/01/2049	300,000	296,612

Total U.S. Government Agencies (Cost $1,174,646)		1,175,415

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Notes
1.500% due 10/31/2024 (h)	1,198,000	1,187,059

Total U.S. Treasury Obligations (Cost $1,186,289)		1,187,059

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

AREIT Trust
2.760% due 09/14/2036 •	14,000	14,001

Bancorp Commercial Mortgage Trust
2.815% due 09/15/2036 •	17,786	17,811

Bear Stearns Adjustable Rate Mortgage Trust
3.971% due 08/25/2033 ~	572	574

Brass PLC
2.806% due 11/16/2066 •	12,900	12,906

BX Commercial Mortgage Trust
2.490% due 11/15/2035 •	12,496	12,500

Credit Suisse Mortgage Capital Trust
2.490% due 07/15/2032 •	13,000	12,982

Exantas Capital Corp. Ltd.
2.737% due 04/15/2036 •	27,091	27,127

GCAT Trust
2.650% due 10/25/2068 ~	4,544	4,547

Gosforth Funding PLC
2.360% due 08/25/2060 •	16,463	16,442
2.373% due 12/19/2059 •	5,251	5,249

GPMT Ltd.
2.665% due 11/21/2035 •	5,971	5,974

GS Mortgage Securities Corp. Trust
2.440% due 07/15/2032 •	16,300	16,294

GS Mortgage Securities Trust
3.648% due 01/10/2047	8,251	8,470

IMT Trust
2.440% due 06/15/2034 •	3,000	2,990

JP Morgan Chase Commercial Mortgage Securities Trust
2.740% due 09/15/2029 •	45,400	45,454

Lanark Master Issuer PLC
2.669% due 12/22/2069 •	10,400	10,432

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.440% due 11/15/2031 •	783	792

MF1 2019-FL2 Ltd.
2.922% due 12/25/2034 •	50,000	50,119

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,451	1,459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motel 6 Trust
2.660% due 08/15/2034 •	$31,392	$31,436

Permanent Master Issuer PLC
2.366% due 07/15/2058 •	4,500	4,500

PFP Ltd.
2.964% due 04/14/2037 •	45,200	45,294

Rosslyn Portfolio Trust
2.690% due 06/15/2033 •	4,500	4,501

Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	7,003	7,096

Stonemont Portfolio Trust
2.615% due 08/20/2030 •	11,329	11,326

UBS-Barclays Commercial Mortgage Trust
2.526% due 04/10/2046 •	14,981	15,158

VMC Finance LLC
2.557% due 03/15/2035 •	75	74
2.657% due 10/15/2035 •	9,522	9,519

Wells Fargo Commercial Mortgage Trust
2.591% due 12/13/2031 •	5,400	5,389
2.787% due 07/15/2046 •	5,700	5,736

Wells Fargo-RBS Commercial Mortgage Trust
3.187% due 06/15/2044 •	25,143	25,332

Total Non-Agency Mortgage-Backed Securities (Cost $431,100)		431,484

ASSET-BACKED SECURITIES 13.1%

Allegro CLO Ltd.
3.156% due 01/30/2026 •	1,243	1,243

Ally Auto Receivables Trust
1.750% due 12/15/2021	190	190

Ally Master Owner Trust
2.060% due 07/15/2022 •	20,000	20,013

ARI Fleet Lease Trust
2.220% due 11/15/2027 •	10,100	10,113

Arkansas Student Loan Authority
2.810% due 11/25/2043 •	532	530

B&M CLO Ltd.
2.731% due 04/16/2026 •	1,379	1,378

Bank of The West Auto Trust
3.090% due 04/15/2021	7,086	7,092

Barings BDC Static CLO Ltd.
3.021% due 04/15/2027 •	38,378	38,375

Canadian Pacer Auto Receivables Trust
3.000% due 06/21/2021	3,724	3,731

CARDS Trust
2.130% due 05/15/2024 •	34,400	34,490

CarMax Auto Owner Trust
1.390% due 05/17/2021	1,030	1,031
1.400% due 08/15/2021	4,074	4,067
2.050% due 07/15/2022 •	11,525	11,530
2.730% due 08/16/2021	2,245	2,247

Chesapeake Funding LLC
1.910% due 08/15/2029	5,715	5,710
1.990% due 05/15/2029	932	932
2.110% due 08/15/2030 •	25,361	25,344
2.140% due 04/15/2031 •	15,937	15,903
2.220% due 09/15/2031 •	14,102	14,107

CIFC Funding Ltd.
2.800% due 10/25/2027 •	8,800	8,783

Citibank Credit Card Issuance Trust
2.405% due 04/22/2026 •	6,000	6,051

Commonbond Student Loan Trust
2.642% due 05/25/2041 •	821	818

Crown Point CLO Ltd.
2.942% due 07/17/2028 •	21,000	20,905
3.136% due 10/20/2028 •	40,000	39,953

CVP Cascade CLO Ltd.
3.151% due 01/16/2026 •	6,019	6,021

Dell Equipment Finance Trust
3.160% due 02/22/2021	4,771	4,789

Denali Capital CLO LLC
2.986% due 10/26/2027 •	15,180	15,174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Drug Royalty LP
5.153% due 07/15/2023 •	$100	$100

Dryden Senior Loan Fund
2.886% due 10/15/2027 •	15,200	15,178

Earnest Student Loan Program LLC
2.680% due 07/25/2035	10,716	10,737

Edsouth Indenture LLC
2.522% due 04/25/2039 •	1,069	1,059
2.942% due 09/25/2040 •	234	233

Enterprise Fleet Financing LLC
2.870% due 10/20/2023	338	339

Evergreen Credit Card Trust
2.090% due 07/15/2022 •	25,000	25,021
2.110% due 10/16/2023 •	84,000	84,096
2.220% due 01/15/2023 •	42,000	42,118

Figueroa CLO Ltd.
2.758% due 06/20/2027 •	3,373	3,372
2.901% due 01/15/2027 •	9,296	9,294

Flagship CLO Ltd.
2.851% due 01/16/2026 •	1,758	1,758

Ford Credit Auto Lease Trust
2.000% due 02/15/2022 •	29,900	29,896

Ford Credit Auto Owner Trust
1.520% due 08/15/2021	1,403	1,402
1.690% due 11/15/2021	1,824	1,822

Ford Credit Floorplan Master Owner Trust
1.980% due 01/15/2022	2,000	2,000
2.090% due 03/15/2022	356	356
2.340% due 09/15/2024 •	20,400	20,490

Gallatin CLO Ltd.
3.051% (US0003M + 1.050%) due 07/15/2027 ~	7,571	7,585

GMF Floorplan Owner Revolving Trust
2.150% due 09/15/2023 •	28,400	28,419

Golden Credit Card Trust
2.090% due 10/15/2023 •	41,195	41,170

Gracechurch Card Funding PLC
2.140% due 07/15/2022 •	26,810	26,826

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •	3,600	3,599

Hertz Fleet Lease Funding LP
2.185% due 01/10/2033 •	107,500	107,585

Kubota Credit Owner Trust
2.800% due 02/16/2021	294	295

LCM LP
3.006% due 10/20/2027 •	3,500	3,483

Marlette Funding Trust
2.690% due 09/17/2029	6,758	6,784
3.130% due 07/16/2029	2,693	2,711

Master Credit Card Trust
2.275% due 07/21/2024 •	12,000	12,006

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	8,813	8,830

MMAF Equipment Finance LLC
2.330% due 12/08/2025	3,360	3,368

Mountain Hawk CLO Ltd.
2.786% due 07/20/2024 •	58	58

Navient Private Education Loan Trust
2.590% due 11/15/2030 •	9,710	9,717

Navient Private Education Refi Loan Trust
2.040% due 12/15/2059 •	2,982	2,975
3.010% due 06/16/2042	8,936	8,962

Navient Student Loan Trust
2.140% due 12/15/2059 •	30,409	30,352
2.392% due 07/26/2066 •	11,500	11,497
2.542% due 07/26/2066 •	1,670	1,673
2.592% due 07/26/2066 •	8,221	8,088
2.842% due 12/27/2066 •	18,874	18,784

Nelnet Student Loan Trust
2.020% due 08/23/2027 •	6,983	6,972
2.048% due 12/24/2035 •	4,424	4,340
2.392% due 03/25/2030 •	3,559	3,548
2.592% due 09/25/2065 •	18,885	18,872
2.592% due 08/25/2067 •	31,101	30,800

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.642% due 02/25/2066 •	$12,594	$12,415

Nissan Master Owner Trust Receivables
2.170% due 11/15/2023 •	64,900	65,024

Northstar Education Finance, Inc.
2.492% due 12/26/2031 •	965	955

OneMain Financial Issuance Trust
2.370% due 09/14/2032	11,035	11,035

Oscar U.S. Funding LLC
2.369% due 08/10/2020	392	393
2.490% due 08/10/2022	5,000	5,010
3.100% due 04/11/2022	8,781	8,823

Oscar U.S. Funding Trust LLC
2.185% due 08/10/2021 •	2,923	2,926

Palmer Square CLO Ltd.
2.760% due 08/15/2026 •	6,162	6,167

Palmer Square Loan Funding Ltd.
2.601% due 04/15/2026 •	37,814	37,685
2.810% due 11/15/2026 •	8,359	8,364
2.836% due 10/24/2027 •	12,800	12,802

Panhandle-Plains Higher Education Authority, Inc.
3.229% due 10/01/2035 •	657	656

Penarth Master Issuer PLC
2.125% due 03/18/2022 •	17,000	17,008
2.195% due 09/18/2022 •	30,000	30,010
2.285% due 07/18/2023 •	23,600	23,601

PHEAA Student Loan Trust
2.742% due 11/25/2065 •	8,631	8,552

Santander Retail Auto Lease Trust
2.105% due 09/20/2022 •	15,000	15,012

Securitized Term Auto Receivables Trust
2.002% due 02/25/2021 •	6,392	6,391
2.289% due 03/25/2022	1,285	1,287
2.862% due 05/25/2021	5,821	5,841

SLC Student Loan Trust
1.994% due 09/15/2026 •	6,468	6,452
2.004% due 03/15/2027 •	8,247	8,192
2.014% due 06/15/2029 •	22,673	22,477
2.070% due 05/15/2023 •	745	745

SLM Private Education Loan Trust
3.240% due 03/15/2032 •	11,687	11,740
3.990% due 06/16/2042 •	4,094	4,122
4.240% due 01/15/2043 •	3,187	3,194
4.540% due 10/17/2044	215	215

SLM Student Loan Trust
2.030% due 01/26/2026 •	7,031	7,010
2.050% due 01/27/2025 •	2,331	2,325
2.050% due 10/27/2025 •	91	91
2.060% due 01/25/2027 •	16,575	16,446
2.080% due 10/25/2028 •	2,471	2,447
2.110% due 07/25/2023 •	170	170
2.364% due 12/15/2027 •	25,170	25,149
2.440% due 04/25/2024 •	480	480
2.442% due 12/27/2038 •	2,957	2,911
2.444% due 12/15/2025 •	4,986	4,966
2.490% due 01/25/2028 •	5,007	5,011
2.492% due 01/25/2029 •	3,325	3,241
3.440% due 04/25/2023 •	281	282

SMB Private Education Loan Trust
2.040% due 09/15/2025 •	3,917	3,916
2.090% due 02/16/2026 •	7,653	7,649
2.090% due 03/16/2026 •	2,788	2,785
2.340% due 09/15/2034	9,017	8,990
2.490% due 06/15/2027	3,482	3,488
2.640% due 09/15/2034 •	14,856	14,854
2.840% due 09/15/2034 •	7,039	7,059
2.940% due 07/15/2027 •	6,091	6,121
2.980% due 07/15/2027	5,684	5,713
3.050% due 05/15/2026	921	925

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	5,363	5,373
2.770% due 05/25/2026	2,824	2,834
3.280% due 01/26/2026	1,597	1,602

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	10,275	10,341
2.930% due 04/26/2027	74	74
3.010% due 04/25/2028	9,364	9,436
3.240% due 02/25/2028	6,721	6,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
2.142% due 02/25/2042 •	$1,150	$1,146
2.392% due 07/25/2040 •	866	864
2.642% due 07/25/2039 •	2,697	2,698
2.842% due 08/27/2035 •	3,645	3,657
2.892% due 10/27/2036 •	1,138	1,142
3.092% due 02/25/2040 •	1,406	1,421

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	7,512	7,545

Sound Point CLO Ltd.
3.084% due 01/23/2029 •	20,000	19,990

Staniford Street CLO Ltd.
3.074% due 06/15/2025 •	1,954	1,954

Starwood Waypoint Homes Trust
2.690% due 01/17/2035 •	9,386	9,377

Symphony CLO Ltd.
2.951% due 07/14/2026 •	23,668	23,683

Tesla Auto Lease Trust
2.130% due 04/20/2022	20,000	19,997

THL Credit Wind River CLO Ltd.
2.881% due 01/15/2026 •	7,178	7,181

Towd Point Mortgage Trust
2.392% due 02/25/2057 •	3,469	3,470
2.792% due 10/25/2059 •	4,761	4,779

Toyota Auto Receivables Owner Trust
1.470% due 09/15/2021	577	577

Trillium Credit Card Trust
2.042% due 02/27/2023 •	15,000	15,003
2.142% due 09/26/2023 •	53,000	53,044
2.272% due 01/26/2024 •	19,100	19,161

Upstart Securitization Trust
3.450% due 04/20/2026	1,204	1,208

Utah State Board of Regents
2.542% due 09/25/2056 •	10,758	10,680
2.542% due 01/25/2057 •	6,775	6,727

Venture CLO Ltd.
2.992% due 04/20/2029 •	30,000	29,975
3.103% due 10/22/2031 •	25,000	25,018

Volkswagen Auto Lease Trust
2.065% due 03/21/2022 •	9,000	9,013

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	1,810	1,815

Voya CLO Ltd.
2.660% due 07/25/2026 •	4,533	4,528

WhiteHorse Ltd.
2.932% due 04/17/2027 •	7,690	7,687
3.162% due 07/17/2026 •	630	630

World Omni Auto Receivables Trust
1.300% due 02/15/2022	849	848

World Omni Automobile Lease Securitization Trust
2.000% due 07/15/2022 •	20,000	20,007

Zais CLO Ltd.
3.151% due 04/15/2028 •	24,100	24,108

Total Asset-Backed Securities (Cost $1,804,151)		1,803,575

SOVEREIGN ISSUES 1.5%

Agence Francaise de Developpement EPIC
2.008% (US0003M + 0.080%) due 03/23/2020 ~	4,200	4,201

Development Bank of Japan, Inc.
2.176% (US0003M + 0.240%) due 01/28/2020 ~	3,500	3,501
2.504% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,025

Export-Import Bank of India
2.750% due 04/01/2020	2,091	2,094
2.750% due 08/12/2020	1,604	1,608
2.895% (US0003M + 1.000%) due 08/21/2022 ~	31,468	31,471

Export-Import Bank of Korea
2.482% (US0003M + 0.575%) due 06/01/2021 ~	1,000	1,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industrial Bank of Korea
2.384% (US0003M + 0.450%) due 10/23/2022 ~	$29,000	$29,083

Japan Bank for International Cooperation
2.356% (US0003M + 0.390%) due 07/21/2020 ~	66,700	66,823

Korea Development Bank
2.250% due 05/18/2020	6,000	6,002

Korea Expressway Corp.
2.666% (US0003M + 0.700%) due 04/20/2020 ~	13,550	13,562
3.625% due 10/22/2021	2,800	2,874

Korea National Oil Corp.
2.547% (US0003M + 0.600%) due 03/27/2020 ~	1,340	1,341

Qatar Government International Bond
5.250% due 01/20/2020	4,500	4,511

Tokyo Metropolitan Government
2.125% due 05/19/2020	27,800	27,785

Total Sovereign Issues (Cost $201,542)		201,885

SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 1.2%

Bank of Montreal
1.940% (SOFRRATE + 0.400%) due 10/02/2020 ~	65,000	65,001

Emirates NBD PJSC
2.850% due 05/04/2020	6,900	6,916
3.000% due 03/06/2020	16,200	16,224

Lloyds Bank Corporate Markets PLC
2.435% (US0003M + 0.500%) due 09/24/2020 ~	22,500	22,551
2.512% (US0003M + 0.500%) due 10/26/2020 ~	53,900	54,016

		164,708

COMMERCIAL PAPER 4.8%

Boeing Co.
2.140% due 02/19/2020	60,000	59,844

Boston Scientific Corp.
2.010% due 01/22/2020	2,603	2,600

Campbell Soup Co.
2.200% due 01/15/2020	9,511	9,503
2.310% due 01/30/2020	24,400	24,359

Daimler Finance North America LLC
2.350% due 02/13/2020	10,000	9,974

DXC Capital Funding Ltd.
2.330% due 02/28/2020	16,000	15,944

Encana Corp.
2.200% due 01/07/2020	6,000	5,998
2.360% due 01/03/2020	42,000	41,994

Energy Transfer Partners LP
2.500% due 01/15/2020	60,000	59,937

Entergy Corp.
2.160% due 01/22/2020	31,850	31,812
2.250% due 01/06/2020	6,000	5,998

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	30,000	29,955

Marriott International
2.300% due 01/22/2020	18,000	17,978

National Grid Electricity Trasmission PLC
2.150% due 01/21/2020	38,300	38,256

Royal Caribbean Cruise
2.100% due 01/22/2020	26,750	26,716
2.130% due 01/30/2020	12,000	11,979
2.250% due 01/06/2020	10,850	10,846
2.250% due 01/09/2020	65,000	64,967

Sempra Energy Holdings
2.240% due 01/09/2020	8,000	7,996
2.250% due 01/13/2020	10,000	9,993
2.250% due 01/14/2020	34,500	34,474

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Wilmington, Inc.
2.500% due 03/18/2020	$60,000	$59,696
2.600% due 02/14/2020	50,000	49,865

VW Credit, Inc.
2.450% due 04/01/2020	26,000	25,858

		656,542

REPURCHASE AGREEMENTS (g) 0.0%
		572

SHORT-TERM NOTES 0.5%

Cigna Corp.
2.250% (US0003M + 0.350%) due 03/17/2020 ~	72,223	72,253

U.S. TREASURY BILLS 0.0%
1.552% due 03/19/2020 - 03/26/2020 (a)(b)	1,015	1,011

Total Short-Term Instruments (Cost $894,775)		895,086

Total Investments in Securities (Cost $13,892,877)		13,920,096

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
1.620% (c)(d)(e)	1,153,272	$1,153

Total Short-Term Instruments (Cost $1,153)		1,153

Total Investments in Affiliates (Cost $1,153)		1,153

Total Investments 101.5% (Cost $13,894,030)		$13,921,249

Other Assets and Liabilities, net (1.5)%		(203,143)

Net Assets 100.0%		$13,718,106

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $720 were out on loan in exchange for $734 of cash collateral as of December 31, 2019. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(e)	Coupon represents a 7-Day Yield.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	3.207%	12/06/2021	06/20/2019	$ 8,469	$8,478	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$572	U.S. Treasury Notes 2.750% due 09/15/2021	$(586)	$572	$572

Total Repurchase Agreements						$(586)	$572	$572

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	1.790%	12/27/2019	01/10/2020	$(81,187)	$(81,211)
	1.790	12/27/2019	01/13/2020	(11,910)	(11,913)
SGY	1.700	12/30/2019	01/03/2020	(64,314)	(64,323)

Total Reverse Repurchase Agreements					$(157,447)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	1.400%	12/31/2019	01/02/2020	$(696)	$(696)
GSC	1.500	12/31/2019	01/02/2020	(1,788)	(1,788)
UBS	1.830	12/30/2019	01/03/2020	(89,547)	(89,561)

Total Sale-Buyback Transactions					$(92,045)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.2)%
Uniform Mortgage-Backed Security, TBA	2.500%	01/01/2050	$300,000	$(295,758)	$(296,481)

Total Short Sales (2.2)%				$(295,758)	$(296,481)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(93,124)	$0	$0	$(93,124)	$92,943	$(181)
FICC	572	0	0	0	572	(586)	(14)
SGY	0	(64,323)	0	0	(64,323)	64,208	(115)

Master Securities Forward Transaction Agreement
BCY	0	0	(696)	0	(696)	694	(2)
GSC	0	0	(1,788)	0	(1,788)	1,784	(4)
UBS	0	0	(89,561)	0	(89,561)	89,178	(383)

Master Securities Lending Agreement
BMO	0	0	0	720	720	(734)	(14)

Total Borrowings and Other Financing Transactions	$572	$(157,447)	$(92,045)	$720

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(157,447)	$0	$0	$(157,447)

Total	$0	$(157,447)	$0	$0	$(157,447)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(92,045)	0	0	(92,045)

Total	$0	$(92,045)	$0	$0	$(92,045)

Total Borrowings	$0	$(249,492)	$0	$0	$(249,492)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(249,492)

Securities Lending Transactions(5)
Corporate Bonds & Notes	(734)	0	0	0	(734)

Total Borrowings	$(734)	$0	$0	$0	$(734)

Payable for securities lending transactions					$(734)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	77

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

(h)	Securities with an aggregate market value of $248,807 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(137,123) at a weighted average interest rate of 1.397%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,924,467	$0	$4,924,467
Industrials	0	2,735,215	0	2,735,215
Utilities	0	530,414	0	530,414
Municipal Bonds & Notes
California	0	28,059	0	28,059
Washington	0	7,437	0	7,437
U.S. Government Agencies	0	1,175,415	0	1,175,415
U.S. Treasury Obligations	0	1,187,059	0	1,187,059
Non-Agency Mortgage-Backed Securities	0	431,484	0	431,484
Asset-Backed Securities	0	1,803,575	0	1,803,575
Sovereign Issues	0	201,885	0	201,885
Short-Term Instruments
Certificates of Deposit	0	164,708	0	164,708
Commercial Paper	0	656,542	0	656,542

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Repurchase Agreements	$0	$572	$0	$572
Short-Term Notes	0	72,253	0	72,253
U.S. Treasury Bills	0	1,011	0	1,011

	$0	$13,920,096	$0	$13,920,096

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,153	0	0	1,153

Total Investments	$1,153	$13,920,096	$0	$13,921,249

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(296,481)	$0	$(296,481)

Totals	$1,153	$13,623,615	$0	$13,624,768

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

78	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 93.3%

ALABAMA 1.0%

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	$1,350	$1,363

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,181

		3,544

ARIZONA 1.6%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,848

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,452

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	444

		5,744

CALIFORNIA 2.3%

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,201

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	1,175	1,536

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,626

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,136

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	593

		8,092

COLORADO 2.2%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,885

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	3,011

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	1,046
5.000% due 11/15/2049	1,500	1,847

		7,789

CONNECTICUT 6.0%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,822
5.000% due 08/15/2027	3,000	3,635

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,711
5.000% due 10/01/2033	1,020	1,256

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,539

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	$1,845	$2,332

Metropolitan District, Connecticut General Obligation Bonds, Series 2019
5.000% due 07/15/2030	2,000	2,564

		21,354

DISTRICT OF COLUMBIA 1.0%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,016

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,389

		3,405

FLORIDA 3.9%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,105

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	565
5.000% due 07/01/2031	900	1,126

Escambia County, Florida Revenue Bonds, Series 2009
1.730% due 04/01/2039	500	500

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	3,000	3,951

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2028	1,000	1,271

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,065

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,573

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	613

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (a)(b)	275	237
0.000% due 10/01/2028 (a)(b)	475	382

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,420

		13,808

GEORGIA 4.6%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	538

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,140

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	1,998

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,920

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	730

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	852

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	2,000	2,264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	$600	$729
5.000% due 01/01/2032	525	636

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	250

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	500	614
5.000% due 01/01/2030	500	610

		16,281

GUAM 0.2%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	855

HAWAII 0.7%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,384

ILLINOIS 8.7%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,347

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,532

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,243

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,024

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,130

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,500	1,629

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,152

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,878

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,231

Regional Transportation Authority, Illinois Revenue Bonds, (FGIC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,407

		30,573

INDIANA 1.1%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,889

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	362

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,614

		3,865

IOWA 0.8%

Iowa Finance Authority Revenue Bonds, Series 2018
1.670% due 02/15/2041	2,840	2,840

KENTUCKY 1.8%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	3,000	3,314

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	$2,500	$3,068

		6,382

LOUISIANA 2.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	3,046

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	2,035

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,035

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.200% due 06/01/2037	910	919

		7,035

MAINE 0.3%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	373
5.000% due 01/01/2029	225	284
5.000% due 01/01/2030	270	345

		1,002

MASSACHUSETTS 0.9%

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,858

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,294

		3,152

MICHIGAN 1.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,380	5,476

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,405

		6,881

MINNESOTA 0.3%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,225

MISSISSIPPI 0.4%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,537

MISSOURI 0.5%

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	1,750	1,759

NEBRASKA 0.6%

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 1.1%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2019
5.000% due 07/01/2031	$1,750	$2,232

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,740

		3,972

NEW HAMPSHIRE 0.4%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,240

NEW JERSEY 4.9%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,078

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.160% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	3,010

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,094

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,649

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,084

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,750

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,500	1,816

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,190
5.000% due 06/01/2028	2,000	2,464

		17,135

NEW YORK 13.3%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,090

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,572

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	2,500	2,710

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,211

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,651

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,798

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,791

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,909

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	$2,000	$2,104

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	451

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,793
5.000% due 01/15/2032	500	623

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,864

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,430

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,223

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,377
5.000% due 11/15/2028	825	943

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,515
5.000% due 06/01/2027	2,800	3,401

		46,871

NORTH CAROLINA 1.4%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,817
5.000% due 10/01/2027	1,120	1,228

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	1,750	1,761

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	288

		5,094

OHIO 2.7%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	863

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,497

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,452

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	929

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,297

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,366

		9,404

PENNSYLVANIA 6.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,645

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,769

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,465

80	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	$1,500	$1,848

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	990

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,655

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,029

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,647

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	404
5.000% due 08/15/2031	300	354
5.000% due 08/15/2033	1,000	1,174

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,551

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.490% (MUNIPSA + 0.880%) due 12/01/2020 ~	4,500	4,514

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	888

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,189

		24,122

PUERTO RICO 0.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.926% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,267

RHODE ISLAND 2.4%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,423

SOUTH DAKOTA 0.6%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,071

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,062

		2,133

TENNESSEE 2.8%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	$870	$902
5.000% due 02/01/2027	3,000	3,570
5.250% due 09/01/2026	1,745	2,088

		10,011

TEXAS 8.2%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2026	750	882

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,539

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,105

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.680% due 12/01/2024	2,550	2,550

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	583

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	4,146

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,814

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,453

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,258

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,099

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
1.520% due 11/15/2047	2,595	2,595

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,830	2,155

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	319
5.000% due 10/15/2030	3,010	3,828

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	551

		28,877

UTAH 0.9%

Murray, Utah Revenue Bonds, Series 2005
1.680% due 05/15/2037	3,000	3,000

WASHINGTON 3.3%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,828

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	$545	$633

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.660% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,544

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	750	933
5.000% due 07/01/2031	1,200	1,487

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,204

		11,629

WEST VIRGINIA 0.6%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,071

WISCONSIN 0.7%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,439

Total Municipal Bonds & Notes (Cost $312,216)		329,427

SHORT-TERM INSTRUMENTS 6.1%

COMMERCIAL PAPER 1.0%

DISTRICT OF COLUMBIA
1.150% due 01/09/2020	3,500	3,500

REPURCHASE AGREEMENTS (d) 0.2%
		597

SHORT-TERM NOTES 4.9%

Federal Home Loan Bank
1.584% due 01/10/2020 (b)(c)	5,500	5,498
1.585% due 01/27/2020 (b)(c)	3,200	3,197
1.596% due 02/12/2020 (b)(c)	2,700	2,695

School District of Philadelphia, Pennsylvania Revenue Notes, Series 2019
4.000% due 03/31/2020	2,400	2,417

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	3,500	3,566

		17,373

Total Short-Term Instruments (Cost $21,463)		21,470

Total Investments in Securities (Cost $333,679)		350,897

Total Investments 99.4% (Cost $333,679)		$350,897

Other Assets and Liabilities, net 0.6%		2,241

Net Assets 100.0%		$353,138

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	81

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$597	U.S. Treasury Notes 2.750% due 09/15/2021	$(611)	$597	$597

Total Repurchase Agreements						$(611)	$597	$597

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$597	$0	$0	$597	$(611)	$(14)

Total Borrowings and Other Financing Transactions	$597	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,544	$0	$3,544
Arizona	0	5,744	0	5,744
California	0	8,092	0	8,092
Colorado	0	7,789	0	7,789
Connecticut	0	21,354	0	21,354
District of Columbia	0	3,405	0	3,405
Florida	0	13,808	0	13,808
Georgia	0	16,281	0	16,281
Guam	0	855	0	855
Hawaii	0	2,384	0	2,384
Illinois	0	30,573	0	30,573
Indiana	0	3,865	0	3,865
Iowa	0	2,840	0	2,840
Kentucky	0	6,382	0	6,382
Louisiana	0	7,035	0	7,035
Maine	0	1,002	0	1,002
Massachusetts	0	3,152	0	3,152
Michigan	0	6,881	0	6,881
Minnesota	0	1,225	0	1,225
Mississippi	0	1,537	0	1,537
Missouri	0	1,759	0	1,759

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Nebraska	$0	$2,232	$0	$2,232
Nevada	0	3,972	0	3,972
New Hampshire	0	1,240	0	1,240
New Jersey	0	17,135	0	17,135
New York	0	46,871	0	46,871
North Carolina	0	5,094	0	5,094
Ohio	0	9,404	0	9,404
Pennsylvania	0	24,122	0	24,122
Puerto Rico	0	1,267	0	1,267
Rhode Island	0	8,423	0	8,423
South Dakota	0	2,133	0	2,133
Tennessee	0	10,011	0	10,011
Texas	0	28,877	0	28,877
Utah	0	3,000	0	3,000
Washington	0	11,629	0	11,629
West Virginia	0	2,071	0	2,071
Wisconsin	0	2,439	0	2,439
Short-Term Instruments
Commercial Paper	0	3,500	0	3,500
Repurchase Agreements	0	597	0	597
Short-Term Notes	0	17,373	0	17,373

Total Investments	$0	$350,897	$0	$350,897

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

82	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

MUNICIPAL BONDS & NOTES 92.4%

ALABAMA 2.2%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$1,000	$1,080

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	454

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,091

		2,625

ARIZONA 2.2%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,036

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	228

Industrial Development Authority of the County, Arizona of Yavapai Revenue Notes, Series 2010
1.200% due 04/01/2029	1,000	1,000

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	407

		2,671

CALIFORNIA 0.6%

Southern California Public Power Authority Revenue Bonds, Series 2018
1.860% (MUNIPSA + 0.250%) due 07/01/2040 ~	750	750

CONNECTICUT 4.8%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	696
5.000% due 08/15/2023	500	557

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,199

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	277

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	417

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,017

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2015
2.112% (0.68*US0001M + 0.950%) due 07/01/2049 ~	1,000	1,001

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	566

		5,730

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	541

FLORIDA 7.4%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2021	$280	$295

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2015
5.000% due 06/01/2020	350	350

Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2020	250	257

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	300
5.000% due 10/01/2026	470	577

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	820

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	975

JEA Electric System, Florida Revenue Bonds, Series 2008
1.710% due 10/01/2034	1,200	1,200

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,181

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	650	669
5.000% due 10/01/2024	710	835

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	617

		8,867

GEORGIA 3.2%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	523

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	500	500

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,027

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	700	793

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	1,000	1,003

		3,846

ILLINOIS 5.3%

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,053

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	557

Illinois Health Facilities Authority Revenue Bonds, Series 1996
1.720% due 08/15/2035	1,125	1,125

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	804

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	250	259

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	588
5.000% due 01/01/2026	375	452

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	$350	$392

		6,363

INDIANA 2.5%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	650	654

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	800	800

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	807

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	750	779

		3,040

KENTUCKY 1.8%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	500	552

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2016
5.000% due 05/15/2021	1,000	1,053

Louisville/Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	500	502

		2,107

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	300	303

MASSACHUSETTS 2.3%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.110% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	1,002

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	608

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,110

		2,720

MICHIGAN 2.1%

Michigan Finance Authority Revenue Notes, Series 2010
5.000% due 12/01/2020	780	807

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,647

		2,454

MINNESOTA 0.2%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	257

MISSISSIPPI 0.7%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	781

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	83

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 2.2%

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	$1,000	$1,005

University of Missouri Revenue Bonds, Series 2007
1.660% due 11/01/2031	1,655	1,655

		2,660

MONTANA 0.8%

Montana Facility Finance Authority Revenue Bonds, Series 2018
2.160% (MUNIPSA + 0.550%) due 08/15/2037 ~	975	974

NEBRASKA 1.6%

Lincoln, Nebraska Electric System Revenue Notes, Series 2012
5.000% due 09/01/2021	485	516

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	1,340	1,389

		1,905

NEVADA 2.1%

Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	1,000	1,001

Clark County, Nevada Revenue Bonds, Series 2017
1.600% due 01/01/2036	1,000	1,001

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	505

		2,507

NEW JERSEY 3.2%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	500	508

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	1,068

New Jersey Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2020	1,070	1,070

South Jersey Port Corp., New Jersey Revenue Notes, Series 2016
5.000% due 01/01/2020	350	350

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	810

		3,806

NEW YORK 11.0%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2020	500	509
5.000% due 07/15/2021	585	614

Long Island Power Authority, New York Revenue Notes, Series 2015
5.000% due 09/01/2021	140	149

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2024	65	72

Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
5.000% due 11/15/2020	770	795

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2021	250	268

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	$750	$813

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	500	515

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
5.000% due 11/01/2020	500	516

New York City, New York Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	780

New York City, New York Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	755

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
1.650% due 11/01/2044	2,080	2,080

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	402

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	870	926

New York State Dormitory Authority Revenue Notes, Series 2014
5.000% due 03/15/2020	165	166

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,000	1,035

New York State Housing Finance Agency Revenue Bonds, Series 2002
1.680% due 05/15/2034	100	100

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.800% due 05/01/2050	395	395

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	500	503

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	525

		13,090

NORTH CAROLINA 1.9%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, (AGM Insured), Series 2007
1.670% due 01/15/2044	800	800

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	500	503

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.545% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	1,002

		2,305

OHIO 2.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	500	504

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2020	175	176

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	549

Franklin County, Ohio Revenue Bonds, Series 2018
1.680% due 05/15/2053	1,000	1,000

Ohio Water Development Authority Revenue Notes, Series 2013
5.000% due 06/01/2021	130	137

		2,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 7.7%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
1.744% (0.7*US0001M + 0.490%) due 01/01/2030 ~	$750	$751

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	500	508

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	628

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	551

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	1,005

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.330% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.240% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	757

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,029

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.210% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,005

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	511

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2020	1,925	1,937

		9,182

TENNESSEE 2.5%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	670

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
1.600% due 06/01/2042	1,200	1,200

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,150

		3,020

TEXAS 11.6%

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	750	761

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	590

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
3.000% due 10/01/2049	1,000	1,013

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.680% due 12/01/2024	850	850
1.680% due 12/01/2027	1,000	1,000

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
1.700% due 12/01/2043	1,100	1,100

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	411

84	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	$1,000	$1,016

Houston, Texas Airport System Revenue Bonds, Series 2010
1.700% due 07/01/2030	1,000	1,000

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	775

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2020	175	175
5.000% due 01/01/2021	385	400

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2020	250	250

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	786

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	750	753

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	754

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	520

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	750	760

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	275	324

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	589

		13,827

UTAH 2.2%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	573

Weber County, Utah Revenue Bonds, Series 2000
1.680% due 02/15/2031	2,000	2,000

		2,573

VIRGINIA 0.8%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.8%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
2.060% (MUNIPSA + 0.450%) due 11/01/2045 ~	$750	$750

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	750	759

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,119

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	477

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
2.100% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	678

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.660% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,017

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	987

		5,787

WEST VIRGINIA 1.3%

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,025

West Virginia University Revenue Notes, Series 2011
5.000% due 10/01/2020	500	514

		1,539

WISCONSIN 0.6%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	706

Total Municipal Bonds & Notes (Cost $108,809)		110,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.0%

COMMERCIAL PAPER 0.8%

District of Columbia
1.150% due 01/09/2020	$1,000	$1,000

REPURCHASE AGREEMENTS (c) 0.6%
		716

SHORT-TERM NOTES 5.6%

Central Square Central School District, New York General Obligation Notes, Series 2019
2.000% due 06/26/2020	300	301

Clark Department of Aviation, Nevada Revenue Notes, Series 2019
5.000% due 07/01/2020	1,000	1,019

Columbia, Missouri Water & Electric System Revenue Notes, Series 2019
5.000% due 10/01/2020	1,000	1,028

Federal Home Loan Bank
1.585% due 01/27/2020 (a)(b)	2,400	2,397

School District of Philadelphia, Pennsylvania Revenue Notes, Series 2019
4.000% due 03/31/2020	850	856

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	1,000	1,019

		6,620

Total Short-Term Instruments (Cost $8,332)		8,336

Total Investments in Securities (Cost $117,141)		118,644

Total Investments 99.4% (Cost $117,141)		$118,644

Other Assets and Liabilities, net 0.6%		717

Net Assets 100.0%		$119,361

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	85

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$716	U.S. Treasury Notes 2.750% due 09/15/2021	$(734)	$716	$716

Total Repurchase Agreements						$(734)	$716	$716

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$716	$0	$0	$716	$(734)	$(18)

Total Borrowings and Other Financing Transactions	$716	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,625	$0	$2,625
Arizona	0	2,671	0	2,671
California	0	750	0	750
Connecticut	0	5,730	0	5,730
District of Columbia	0	541	0	541
Florida	0	8,867	0	8,867
Georgia	0	3,846	0	3,846
Illinois	0	6,363	0	6,363
Indiana	0	3,040	0	3,040
Kentucky	0	2,107	0	2,107
Louisiana	0	303	0	303
Massachusetts	0	2,720	0	2,720
Michigan	0	2,454	0	2,454
Minnesota	0	257	0	257
Mississippi	0	781	0	781
Missouri	0	2,660	0	2,660
Montana	0	974	0	974
Nebraska	0	1,905	0	1,905

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Nevada	$0	$2,507	$0	$2,507
New Jersey	0	3,806	0	3,806
New York	0	13,090	0	13,090
North Carolina	0	2,305	0	2,305
Ohio	0	2,366	0	2,366
Pennsylvania	0	9,182	0	9,182
Tennessee	0	3,020	0	3,020
Texas	0	13,827	0	13,827
Utah	0	2,573	0	2,573
Virginia	0	1,006	0	1,006
Washington	0	5,787	0	5,787
West Virginia	0	1,539	0	1,539
Wisconsin	0	706	0	706
Short-Term Instruments
Commercial Paper	0	1,000	0	1,000
Repurchase Agreements	0	716	0	716
Short-Term Notes	0	6,620	0	6,620

Total Investments	$0	$118,644	$0	$118,644

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

86	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019 (Unaudited)

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

SEMIANNUAL REPORT	DECEMBER 31, 2019	87

Notes to Financial Statements (Cont.)

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

88	PIMCO ETF TRUST

December 31, 2019 (Unaudited)

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the

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Notes to Financial Statements (Cont.)

Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$32,287	$124,434	$(114,186)	$0	$0	$42,535	$364	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	712	780	(1,029)	0	0	463	5	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	4,339	(3,186)	0	0	1,153	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.

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Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms

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Notes to Financial Statements (Cont.)

between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services.

Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a

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Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments

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Notes to Financial Statements (Cont.)

received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	—

Small Fund	—	—	—	X	—	—	—	—	X	—	—	X

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	X	—	X	X	—	—	—	—

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	—	—	X	X	X	X	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—

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Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Currency	—	—	—	—	—	—	X	X	X	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment and trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and

102	PIMCO ETF TRUST

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that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because the Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee   PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2020, to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2019 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily

104	PIMCO ETF TRUST

December 31, 2019 (Unaudited)

net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive or reduce its Management Fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2019, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$72	$124	$251	$447

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an

SEMIANNUAL REPORT	DECEMBER 31, 2019	105

Notes to Financial Statements (Cont.)

affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$20,470	$1,081

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,774	2,063

PIMCO Active Bond Exchange-Traded Fund	26,822	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	14,203	41,554

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	6,050	2,061

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	701,714	701,593

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,820	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$28,573	$32,247	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	71,218	74,400	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	14,206	15,638	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	2,927	1,599	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	226,941	317,057

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	50,743	51,919

PIMCO Active Bond Exchange-Traded Fund	1,199,594	802,815	294,702	27,158

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,088,298	1,063,298	149,213	79,303

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	2,831	0	12,085	2,936

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,620,967	876,332	3,178,650	1,989,590

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	70,516	19,200

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	36,813	10,088

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated

106	PIMCO ETF TRUST

December 31, 2019 (Unaudited)

with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2019, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$71,475	$81,680

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	7,855	47,162

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	99,030	25,224

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	509,341	263,557

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	43,681	212,716

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	390	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

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Notes to Financial Statements (Cont.)

December 31, 2019 (Unaudited)

As of their last fiscal year ended June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$16,119	$12,685

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,791	15,706

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,174	10,647

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	166	1,031

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	34,534	108,777

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,535	4,915

PIMCO Active Bond Exchange-Traded Fund	6,279	36,233

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	431	2,631

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	N/A	N/A

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	6,675	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,803	412

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	700	201

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$254,014	$10,140	$(1,591)	$8,549

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	702,868	5,634	(889)	4,745

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	248,924	7,651	0	7,651

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	51,792	792	(140)	652

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,845,611	25,805	(35,891)	(10,086)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	600,488	28,395	(971)	27,424

PIMCO Active Bond Exchange-Traded Fund	2,896,343	83,429	(17,400)	66,029

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	512,964	4,735	(2,065)	2,670

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	18,442	29	(14)	15

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13,598,282	31,574	(5,088)	26,486

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	333,679	17,236	(18)	17,218

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	117,141	1,510	(7)	1,503

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, real estate investment trusts, defaulted bond marked-to-market adjustment and accrual on convertible preferred stock for Federal income tax purposes.

108	PIMCO ETF TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MBC	HSBC Bank Plc

BMO	BMO Capital Markets Corp.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	UBS	UBS Securities LLC

CBK	Citibank N.A.

Currency Abbreviations:

AUD	Australian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate	US0012M	12 Month USD Swap Rate

LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	PSF	Public School Fund	Q-SBLF	Qualified School Bond Loan Fund

FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

SEMIANNUAL REPORT	DECEMBER 31, 2019	109

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of each of the Trust’s series (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In connection with its review of the Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of an ETF sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its

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ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. In addition, the Board considered the investment in derivatives by certain active ETFs, and how PIMCO assesses and manages risk and regulatory compliance with respect to the use of derivatives by the Funds, as applicable.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 20-21, 2019 meeting. The Board reviewed materials indicating that, on a net-of-fees basis, performance has generally been strong for the active fixed income Funds. The Board also reviewed information that showed that, certain index Funds underperformed their benchmark, but that PIMCO did not expect such Funds, for structural reasons, to outperform their benchmarks on a net-of-fees basis over longer time horizons. PIMCO reported to the Board about the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Lipper Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s total expenses to other funds in the Lipper Report “Expense Group” and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to separate accounts and to other investment companies with similar investment strategies, although, in the case of a number of Funds in the Trust, PIMCO does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

Based on the information presented by PIMCO, members of the Board determined that, in the exercise of their business judgment, the management fee charged by PIMCO under the Agreement, and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and

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their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process, trade processing systems and iNAV process. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Approval of the Investment Management Agreement for PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

At a meeting held on November 4-5, 2019, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the November 4-5, 2019 meeting. The Trustees also considered information it had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Investment Management Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including a memorandum from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert describing the Trustees’ responsibilities in approving the Agreement. In considering whether to approve the Agreement, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to management fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreement. The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of an ETF sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

Ultimately, the Board concluded that the nature, extent and quality of services to be provided or procured by PIMCO under the Agreement are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Fund under the Agreement. The Board considered the terms of the Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under a unified fee structure. In return, PIMCO will provide

114	PIMCO ETF TRUST

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or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreement was considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the Lipper report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed management fee and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds. With respect to the management fee, the Board reviewed data from Broadridge that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the management fees charged to other products managed by PIMCO with similar investment strategies. The Board considered the New Fund’s unified fee under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed management fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the management fee to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreement would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreement was considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale with shareholders before it realizes such benefits.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement was fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreement and that the approval of the Agreement was in the best interests of the New Fund and its shareholders.

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General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123119

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2020